As filed with the Securities and Exchange Commission on February 11, 1999


                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only

[X] Definitive Proxy Statement       (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to [sec] 240.14a-11(c) or [sec] 240.14a-12

                       American Mortgage Investors Trust
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       (Name of Registrant as Specified In Its Organizational Documents)



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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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

                       AMERICAN MORTGAGE INVESTORS TRUST
                              625 Madison Avenue
                           New York, New York 10022




                                                               February 11, 1999



Dear Shareholders,


     The Board of Trustees of American Mortgage Investors Trust (the "Company") is asking you to consider and vote on the proposals described in the enclosed Consent Statement. The Company is currently a closed-ended, finite-life REIT that is not permitted to raise additional funds or, after November, 2000, invest in additional mortgage investments. The Company was originally formed to issue shares of beneficial interest to be held by investors until the Company's assets were liquidated. As originally structured, the Company was not expected to fully liquidate its assets and terminate until, at the earliest, between 2004 and 2009.


     The Board of Trustees proposes that the Company's structure and investment policy be changed so that the Company is restructured as a publicly traded, open-ended, infinite-life operating company. Upon such restructuring, the Company would have the opportunity to grow by raising additional funds through the incurrence of a specified maximum amount of debt (see clause (iii) below) and the issuance of additional securities, as needed, and using such funds, along with repayments and disposition proceeds, to make additional investments. The Board of Trustees believes that favorable origination and investment opportunities currently exist with respect to various types of mortgages and related investments, including affordable multifamily housing mortgages and commercial mortgage backed securities. In addition, the Board of Trustees proposes that the Company list its shares of beneficial interest for trading on the American Stock Exchange so as to to allow shareholders the opportunity to take advantage of the trading market for REIT securities. Although the trading markets for mortgage REIT securities have recently experienced a downturn, the Board of Trustees does not believe that short-term movements in the securities markets should determine the Company's long-term business strategies. Therefore, after considering all of the advantages and disadvantages associated with the proposals, including the recent downturn in the REIT securities markets, the Board of Trustees believes that by restructuring the Company as a publicly traded, infinite-life REIT, the Company would have a legal and business structure which would enable it to take advantage of such opportunities.


     The restructuring of the Company as a publicly-traded, open-ended operating company will subject shareholders to several significant risks. The most significant risks associated with the proposals are as follows:


o Company May Not Be Able to Successfully Operate as an Infinite Life
  Entity. The Company as currently structured is a finite-life entity that will terminate within a specified period. The Company's Board of Trustees have proposed that the Company be structured as an ongoing infinite-life entity that will have no specified termination date. There can be no assurance that the Company will be able to establish and maintain itself as an ongoing operating entity.


o Use of Additional Borrowings. Debt can reduce the net income available for distributions to shareholders. If the interest income on the assets purchased with borrowed funds fails to cover the costs of borrowings, the Company may experience net losses. See "RISK FACTORS--Debt Increases Exposure to Loss."


o Price Fluctuations Due to Listing. Listing the shares on the American Stock Exchange will subject shareholders to the risks of fluctuations in the stock market and the risk that the shares may trade at prices below the per share value of the Company's underlying assets.


o Potential Dilution. Shareholders will be subject to potential dilution from future equity offerings.


o Continuing Fees to Advisor. The aggregate amount of fees paid to the Advisor and its affiliates will be more than under the current business plan if the Company is successful in acquiring additional mortgage assets because the asset base on which such fees are calculated will increase.


Shareholders should carefully consider the risks disclosed under "RISK FACTORS" in the accompanying Consent Statement.


     Specifically, the Board of Trustees' proposals include consideration of amendments to the Company's Amended and Restated Declaration of Trust that would:


   (i) authorize the Company's Board of Trustees to immediately list the Company's shares of beneficial interest for trading on the American Stock Exchange;


   (ii) clarify an ambiguity in the Declaration of Trust so as to confirm the Board of Trustees' authority to issue various types of debt and equity securities in addition to an unlimited amount of additional shares of beneficial interest which the Board of Trustees is currently authorized to issue;

   (iii) authorize the Company's Board of Trustees to incur permanent debt up to an amount equal to 50% of the Company's Total Market Value (as defined in the Consent Statement) measured at the time such debt is incurred and to incur additional debt under a working capital line of credit, with the proceeds of such permanent and other debt being used primarily to operate an ongoing business and to acquire additional assets;

   (iv) authorize the Company's Board of Trustees to reinvest proceeds from repayments and the dispositions of the Company's assets;

   (v) change the Company from a finite-life, closed-ended REIT to an infinite-life REIT;

   (vi) change the Company's investment policy to allow the Company to acquire additional insured and a limited amount of uninsured mortgage investments, including commercial mortgage backed securities, as well as to originate, securitize and acquire such insured and uninsured mortgage investments;

   (vii) authorize an amendment to the Declaration of Trust that would require the consent of both a majority of the Board of Trustees and the holders of a majority of the Shares to terminate the Company; and

   (viii) make various conforming changes to the Declaration of Trust to reflect the Company's new investment policy and other items discussed in the Consent Statement.

     In addition, shareholders will be asked to approve the adoption of an incentive share option plan.

     If the proposals are adopted, the Board of Trustees will (x) increase the number of authorized shares of beneficial interest from 12,500,000 to 20,000,000 and, on an as needed basis, issue additional debt and equity securities, the proceeds of which will be used to operate the Company as an ongoing business and to acquire additional assets; and (y) amend the Advisory Agreement between the Company and Related AMI Associates, Inc., the Company's advisor (the "Advisor") to change the Advisory Agreement's fee structure to (a) eliminate acquisition and disposition fees payable by the Company to the Advisor, (b) provide that the Company will initially share with the Advisor origination points paid by borrowers, with the Company thereafter receiving all origination points, and (c) modify the annual asset management fee payable to the Advisor. The effect of these three changes would be to, in most instances, either eliminate or reduce the fees paid to the Advisor with respect to new asset originations and acquisitions so as to make such fees comparable to fees paid by other publicly traded infinite-life REITs with investment strategies similar to the Company's new investment strategy. The actions described in clauses (x) and (y) above do not require shareholder consent.

     Upon the listing of the Company's shares of beneficial interest for trading on the American Stock Exchange, the Board of Trustees intends to eliminate the Company's share redemption plan and expects to adopt a new dividend reinvestment plan. Such actions also do not require shareholder consent.

     The Company's shares have been approved for listing on the American Stock Exchange, subject to the approval of the proposals by the Company's shareholders.

     The Advisor has voluntarily agreed to defer the payment of fees and other payables, totaling $1,715,094 at December 31, 1998, which are currently due to the Advisor by the Company. If the proposals are adopted, the payment of such amounts will become subordinated to a minimum quarterly distribution to shareholders of approximately $.36 per share (which is the Company's current quarterly per share distribution). If the proposals are not adopted, then the Company may suspend shareholder distributions for one or more quarters and use such funds to pay all such unpaid fees and other payables to the Advisor.

     These proposals involve potential significant benefits and risks to the Company's shareholders, as well as certain conflicts of interest with the Company's Advisor and affiliates. The accompanying Consent Statement, which you are urged to read carefully, provides detailed information concerning the proposals. The holders of shares of beneficial interest of record as of the close of business on February 5, 1999 are entitled to vote with respect to the proposals.

     Whether or not the proposals are adopted by the Company's shareholders, (i) Related AMI Associates, Inc. will continue to be the advisor to the Company and will continue to manage the day-to-day operations of the Company under the supervision of the Company's Board of Trustees, and (ii) the Company will continue to operate so as to qualify as a REIT. If the proposals are adopted, the Company's operations will remain unchanged except as specifically provided for in the Consent Statement and shareholders will continue to own shares of beneficial interest in the Company. The current form of certificate used to represent the Company's shares does not conform to the requirements of the American Stock Exchange and must be replaced with new certificates. Therefore, upon listing of the Company's shares on the American Stock Exchange, any existing share certificates shall be deemed null and void and upon surrender of such certificates to the Company, the Company will issue new share certificates to shareholders. Those shareholders who did not previously ask that they be issued certificates will automatically be issued new share certificates.

     YOUR BOARD OF TRUSTEES (INCLUDING THE INDEPENDENT TRUSTEES) UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. However, such recommendation is subject to the conflicts of interests described in the Consent Statement.

     Shareholders may contact Brenda Abuaf at 1-800-600-6422 extension 2090 with respect to any questions they may have with regard to the Consent Statement.

     After you have reviewed the enclosed solicitation materials, please complete and sign the Consent Form and return it by April 12, 1999 in the enclosed postage-paid envelope.

                                   Sincerely,



                                   /s/ J. Michael Fried
                                   J. Michael Fried
                                   Chairman of the Board

                       AMERICAN MORTGAGE INVESTORS TRUST


                        NOTICE OF CONSENT SOLICITATION


To the Shareholders of
  American Mortgage Investors Trust:


     Notice is hereby given that the Board of Trustees of American Mortgage Investors Trust (the "Company") is soliciting the consent of the holders (the "Shareholders") of shares of beneficial interest, par value $.10 per share, of the Company (the "Shares") to the following proposals (collectively, the "Proposals"):


I. To authorize an amendment to the Company's Amended and Restated Declaration of Trust (the "Declaration of Trust") that would authorize the Company's Board of Trustees to immediately list the Company's Shares for trading on the American Stock Exchange;


II. To authorize an amendment to the Company's Declaration of Trust that would clarify an ambiguity in the Declaration of Trust so as to confirm the Board of Trustees' authority to issue various types of debt and equity securities in addition to additional Shares which the Board of Trustees is currently authorized to issue;


III. To authorize an amendment to the Declaration of Trust that would authorize the Company's Board of Trustees to incur permanent debt up to an amount equal to 50% of the Company's Total Market Value (as defined in the Consent Statement) measured at the time debt is incurred and to incur additional debt under a working capital line of credit;


IV. To authorize an amendment to the Declaration of Trust that would authorize the Company's Board of Trustees to reinvest proceeds from repayments and dispositions of the Company's assets;


V. To authorize an amendment to the Declaration of Trust that would change the Company from a finite-life, closed-ended REIT to an infinite-life REIT;


VI. To authorize an amendment to the Declaration of Trust that would change the Company's investment policy to allow the Company (either directly or through one or more subsidiaries) (i) to originate, securitize and acquire government insured mortgage loans, and to acquire other investments of the types already authorized by the Company's current investment policy, which investments will comprise approximately 40% of the Company's new investments, and (ii) acquire and originate certain additional mortgage investments which the Company was not permitted to acquire or originate under its current investment policy, which include commercial mortgage backed securities and Mortgage Derivatives, and to originate, securitize and acquire uninsured mortgage loans, which investments will comprise no more than 60% of the Company's new investments. Mortgage loans that are originated with the intent of later securitizing such loans will be accumulated without limit and will be categorized under either clause (i) or (ii), as appropriate, when securitized. "Mortgage Derivatives" are mortgage securities or other instruments that provide for the holder to receive interest only, principal only, or interest and principal or payments in lieu of interest or principal in amounts that are disproportionate to those payable on the underlying mortgage loans and may include other derivative instruments such as interest only strips, principal only strip, payments in exchange for mortgage guarantees and other securities with significant exposure to changes in mortgage prepayment rates;


VII. To authorize an amendment to the Declaration of Trust that would require the consent of both a majority of the Board of Trustees and the holders of a majority of the Shares to terminate the Company;


VIII To authorize various conforming amendments to the Declaration of Trust to reflect the Company's new investment policy and other items discussed in the Consent Statement; and


IX.  To adopt an incentive share option plan.


If the Proposals are adopted, the Board of Trustees will (i) increase the number of authorized Shares from 12,500,000 to 20,000,000 and issue, on an as needed basis, additional debt and equity securities, the proceeds of which would be used to operate the Company as an ongoing business and to acquire additional assets, and (ii) amend the Advisory Agreement between the Company and Related AMI Associates, Inc., the Company's advisor (the "Advisor") to change the Advisory Agreement's fee structure to (a) eliminate the acquisition and disposition fees currently payable to the Advisor, (b) provide that the Company will initially share with the Advisor origination points with Company thereafter receiving all origination points, and (c) modify the annual asset management fee payable to the Advisor. Such changes would eliminate the acquisition and disposition fees payable under the current Advisory Agreement and reduce the annual asset management payable with respect to newly acquired Authorized Mortgage Investments (as defined in the Consent Statement) from the current asset management fee of .625% to .355%. In addition, the asset management fee for certain investment grade investments will also be .355%. The effect of these three changes would be to make such fees comparable to fees paid by other publicly traded, open-ended infinite-life REITs with investment strategies similar to the Company's new investment strategy. The actions described in clauses (i) and (ii) above do not require Shareholder consent.

     Upon listing of the Company's Shares for trading on the American Stock Exchange, the Board of Trustees intends to eliminate the Company's share redemption plan and expects to adopt a new dividend reinvestment plan. Such actions also do not require Shareholder consent.

     While Shareholders may grant or withhold consent to each individual Proposal, none of the Proposals will be implemented unless all of them are approved by the Shareholders.

     Under the terms of the Declaration of Trust, the consent of the holders of a majority of the outstanding Shares entitled to vote and a majority of the Board of Trustees, including the independent trustees, must be obtained before the Proposals can be effected or implemented. The Board of Trustees has unanimously approved the Proposals. In accordance with the Declaration of Trust, none of the Advisor, the trustees nor their affiliates will vote their Shares with respect to the Proposals, and the Shares held by the Advisor, the trustees and their affiliates will not be included in determining the number of outstanding Shares entitled to consent to the Proposals.

     As of December 31, 1998, the Company had a total of 3,790,935 Shares outstanding (excluding the 48,309 Shares held by the Advisor, the trustees and their affiliates and 333,373 shares held by the Company as treasury stock). The Board of Trustees of the Company has fixed the close of business on February 5, 1999 as the record date for the voting of the Shares. Only Shareholders of record at that time are entitled to notice of the consent solicitation and to vote their Shares with respect to the Proposals. The deadline for returning the enclosed form of consent (the "Consent Form") is April 12, 1999. Consents are revocable by Shareholders at any time prior to the later of March 3, 1999 or the date on which consents of Shareholders representing a majority of the total eligible Shareholder vote become effective by delivering written notice to the Company (c/o Related Capital Company: Attention Brenda Abuaf, 625 Madison Avenue, New York, New York 10022). After March 3, 1999 and upon the Company's receipt of consents from a majority of the total eligible Shareholder vote, the Proposals shall be deemed adopted.

     YOUR BOARD OF TRUSTEES (INCLUDING THE INDEPENDENT TRUSTEES) UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. HOWEVER, SUCH
RECOMMENDATION IS SUBJECT TO THE CONFLICTS OF INTEREST DESCRIBED IN THE CONSENT STATEMENT.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE CONSENT FORM AND RETURN IT IN THE POSTAGE--PREPAID ENVELOPE PROVIDED.

                                   By order of the Board of Trustees



                                   /s/ J. Michael Fried
                                   J. Michael Fried
                                   Chairman of the Board

February 11, 1999

                       AMERICAN MORTGAGE INVESTORS TRUST
                              625 Madison Avenue
                           New York, New York 10022

                                  ----------


                               CONSENT STATEMENT

                                  ----------


                                 INTRODUCTION

     This Consent Statement is being furnished to all holders of shares of beneficial interests ("Shareholders") in American Mortgage Investors Trust, a Massachusetts business trust (the "Company") in connection with the solicitation of consents by the Company's board of trustees (the "Board of Trustees"). This Consent Statement sets forth several proposals advanced by the Company's Board of Trustees requiring the consent of the Shareholders. The holders of shares of beneficial interest, par value $.10 per share, of the Company (the "Shares") of record as of the close of business on February 5, 1999 are entitled to give their consent with respect to the proposals.

     The Board of Trustees proposes several amendments to the Company's Amended and Restated Declaration of Trust ("Declaration of Trust"). The Board of Trustees believes that such amendments would be favorable to Shareholders primarily because they would result in (i) the Company's Shares being listed for trading on the American Stock Exchange, which would provide Shareholders with the opportunity to dispose of their Shares through the facilities of the American Stock Exchange, and (ii) the Company being restructured as an infinite-life operating REIT which would provide Shareholders with the opportunity to hold an investment in an active company with a legal and operating structure that will enable it to effectively compete for investment opportunities currently available in the market.

     The most significant risks associated with the proposals are as follows:

o Company May Not Be Able To Successfully Operate as an Infinite Life
  Entity. The Company as currently structured is a finite-life entity that will terminate within a specified period and upon such termination and liquidation of the Company's assets, investors would be entitled to receive their pro rata portion of the net proceeds of such assets. The Company's Board of Trustees have proposed that the Company be structured as an ongoing, infinite-life entity that will have no specified termination date and no specified date on which the Company's assets will be liquidated and any proceeds distributed to the investors. There can be no assurance that the Company will be able to establish and maintain itself as an ongoing operating business. Since there will be no specified termination or liquidation date, Shareholders will have to sell their Shares through the facilities of the American Stock Exchange in order to liquidate their investment in the Company.

o Use of Additional Borrowings. The Company will incur additional debt up to the Debt Limitation (as hereinafter defined) and will use the proceeds of such debt to invest in a broad variety of mortgage assets. Debt can reduce the net income available for distributions to Shareholders. If the interest income on the assets purchased with borrowed funds fails to cover the cost of borrowings, the Company may experience net losses. The use of debt by the Company may lead to disproportionate losses.

o Price Fluctuations Due to Listing. Listing the Shares on the American Stock Exchange will subject Shareholders to the risks of fluctuations in the stock market and the risk that the Shares may trade at prices below the per Share value of the Company's underlying assets.

o Potential Dilution. Shareholders will be subject to potential dilution from future equity offerings.

o Continuing Fees to Advisor. The aggregate amount of fees paid to the Advisor and its affiliates will be more than under the current business plan if the Company is successful in acquiring additional mortgage assets because the asset base on which such fees are calculated will increase.

o Yields On CMBS and Mortgage Derivatives May Be More Volatile Than Other Mortgage Investments Which May Result In Losses. The yield on investments in subordinated interests ("Subordinated Interests") in commercial mortgage backed securities ("CMBS") and Mortgage Derivatives (defined below) will be sensitive to changes in prevailing interest rates and changes in prepayment rates, which may result in a mismatch between the Company's borrowing rates and asset yields and consequently reduce or eliminate the value of such assets. Such sensitivity to changes in interest rates may cause such Mortgage Investments to be more volatile than other Mortgage Investments and such volatility may result in losses to the Company. "Mortgage Derivatives" are mortgage securities or other instruments that provide for the holder to receive interest only, principal only, or interest and principal or payments in lieu of interest or principal in amounts that are disproportionate to those payable on the underlying mortgage loans and may include other derivative instruments such as interest only strips, principal only strips, payments in exchange for mortgage guarantees and other securities with significant exposure to changes in mortgage prepayment rates.

o Adverse Developments Experienced by Other Public Mortgage REITs. Other mortgage REITs that (i) invest in mortgage assets similar to the mortgage assets the Company intends to acquire pursuant to its new business plan and
  (ii) utilize high levels of debt in excess of the Company's Debt Limitation (as hereinafter defined) have recently experienced adverse business developments and one such REIT has recently filed for protection under Chapter 11 of the United States Bankruptcy Code. Such REIT had a permanent debt-to-equity ratio of 3:1. The Company's amended Declaration of Trust will provide that the Company may only incur debt up to the Debt Limitation (as hereinafter defined) which will not permit the Company to have a permanent debt-to-equity ratio greater than 1:1. The Company intends to acquire a limited amount of mortgage assets that are similar to the mortgage assets acquired by such other mortgage REITs and the Company will utilize debt up to the Debt Limitation in order to acquire such assets.

     The amendments to the Company's Declaration of Trust would:

   (i) authorize the Company's Board of Trustees to immediately list the Company's Shares for trading on the American Stock Exchange;

   (ii) clarify an ambiguity in the Declaration of Trust so as to confirm the Board of Trustees' authority to issue various types of debt and equities securities in addition to an unlimited amount of additional Shares which the Board of Trustees is currently authorized to issue;

   (iii) authorize the Company's Board of Trustees to incur permanent debt up to an amount equal to 50% of the Company's Total Market Value (as hereinafter defined) measured at the time such debt is incurred and to incur additional debt under working capital line(s) of credit, the proceeds of such permanent and other debt would be used primarily to operate the Company as an ongoing business and to acquire additional assets;

   (iv) authorize the Company's Board of Trustees to reinvest repayments and proceeds from dispositions of the Company's assets;

   (v) change the Company from a finite-life, closed-ended REIT to a publicly traded, infinite-life REIT;

   (vi) change the Company's investment policy to allow the Company to acquire additional insured and a limited amount of uninsured mortgage investments, including commercial mortgage backed securities, as well as to originate, securitize and acquire such insured and uninsured mortgage loans;

   (vii) require the consent of both a majority of the Board of Trustees and the holders of a majority of the Shares to terminate the Company; and

   (viii) make various conforming changes to the Declaration of Trust to reflect the Company's new investment policy and other items discussed in this Consent Statement.

     In addition, Shareholders will be asked to approve the adoption of an incentive share option plan (such proposal, together with the proposals listed in clauses (i) through (viii) above, are collectively referred to herein as the "Proposals"). The Company's current Declaration of Trust allows the Company's Board of Trustees to grant options to purchase Shares to the Advisor without the consent of Shareholders if such options (i) are issued on the same terms as options sold to the general public, or (ii) do not exceed an amount equal to 10% of the outstanding Shares on the date of grant.

     If the Proposals are adopted, the Board of Trustees will (i) increase the number of authorized Shares from 12,500,000 to 20,000,000 and issue, on an as-needed basis, additional debt and equity securities, the proceeds of which would be used primarily to operate the Company as an ongoing business and to acquire additional assets; and (ii) amend the Advisory Agreement between the Company and Related AMI Associates, Inc., a Delaware corporation (the "Advisor") to change the Advisory Agreement's fee structure to (a) eliminate acquisition and disposition fees payable to the Advisor, (b) provide that the Company will initially share with the Advisor origination points paid by borrowers, with the Company thereafter receiving all origination points, and
(c) modify the annual asset management fee payable to the Advisor. The result of these three changes would be to, in most instances, either eliminate or reduce the fees paid to the Advisor with respect to new asset originations and acquisitions so as to make such fees comparable to fees paid by other infinite-life REITs with investment strategies similar to the Company's new investment strategy. The actions described in clauses (i) and (ii) above do not require Shareholder consent.

     Upon the listing of the Company's Shares for trading on the American Stock Exchange the Board of Trustees intends to eliminate the Company's share redemption plan and expects to adopt a new dividend reinvestment plan. Such actions also do not require Shareholder consent.

     The Advisor has voluntarily agreed to defer the payment of fees and other payables totaling $1,715,094 at December 31, 1998 which are currently due to the Advisor by the Company. If the Proposals are adopted, the payment of such amounts will become subordinated to a minimum quarterly distribution to Shareholders equal to approximately $.36 per Share (which is the Company's current quarterly per Share distribution) and will be paid to the Advisor from the Company's earnings. If the Proposals are not adopted, then the Company may suspend distributions to Shareholders for one or more quarters and use such funds to pay the accrued Advisor fees.

     Approval by the holders of a majority of the outstanding Shares entitled to vote and a majority of the Board of Trustees, including the independent trustees, is required before the Proposals can be effected or implemented. The Board of Trustees has unanimously approved the Proposals. In accordance with the Declaration of Trust, none of the Advisor, the trustees nor their affiliates will vote their Shares with respect to the Proposals, and the Shares held by the Advisor, the trustees and their affiliates will not be included in determining the number of outstanding Shares entitled to consent to the Proposals. The Board of Trustees has established February 5, 1999 as the record date for the voting of Shares. The deadline for returning the enclosed form of consent ("Consent Form") is April 12, 1999.

     Consents are revocable by the Shareholders at any time prior to the later of March 3, 1999 or the date on which consents of Shareholders representing a majority of the total eligible Shareholder vote become effective by delivering written notice to the Company (c/o Related Capital Company, Attn: Brenda Abuaf, 625 Madison Avenue, New York, New York 10022). After March 3, 1999 and upon the Company's receipt of consents from Shareholders representing a majority of the total eligible Shareholder vote, the Proposals shall be deemed adopted.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE CONSENT FORM AND RETURN IT IN THE POSTAGE--PREPAID ENVELOPE PROVIDED. YOUR BOARD OF TRUSTEES (INCLUDING THE INDEPENDENT TRUSTEES) UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. However, such recommendation is subject to the conflicts of interest described in this Consent Statement.

     This Consent Statement and the Consent Form are first being sent to Shareholders on or about February 11, 1999.

     This transaction has not been approved or disapproved by the Securities and Exchange Commission (the "Commission") or any state securities commission nor has the Commission or any state securities commission passed upon the fairness or merits of this transaction or the accuracy or adequacy of this Consent Statement. Any representation to the contrary is a criminal offense.

     The date of this Consent Statement is February 11, 1999. No person is authorized to give any information or to make any representation not contained in this Consent Statement in connection with the solicitation of consents made hereby, and, if given or made, any such information or representation should not be relied upon as having been authorized by the Company or any other person. The delivery of this Consent Statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of the Company since the date of this Consent Statement.

                             Available Information
     The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and may be available at the following Regional Offices of the
Commission: Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Northeast Regional Office, 7 World Trade Center, 13th Floor, New York, New York 10048. copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Commission maintains a site on the World Wide Web portion of the Internet that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.

                                TABLE OF CONTENTS



INTRODUCTION .............................................................................     i
 Available Information ..................................................................    iii
SUMMARY ..................................................................................     1
RISK FACTORS .............................................................................    12
 Company May Not Be Able to Successfully Operate as an Infinite Life Entity ..............    12
 Listing Shares on a National Securities Exchange Will Subject Shareholder to Market
  Risks Arising from Stock Price Fluctuations ............................................    12
 Issuance of Additional Shares May Result in Dilution to Shareholders and
  Price Reductions .......................................................................    12
 Immediate Sales May Adversely Affect the Market Value of the Shares .....................    12
 The Company May Not Accurately Assess Investment Yields Which May Result in Losses to
  the Company ............................................................................    12
 Interest Rate Fluctuations Will Affect the Value of Mortgage Assets,
  Net Income and the Shares ..............................................................    13
 Ownership of Non-Investment Grade Mortgage Assets Subject to Increased Risk of Loss .....    14
 Mortgage Loans Involve Substantial Risks of Loss ........................................    14
 Reverse Repurchase Agreements Involve Significant Risk of Loss ..........................    15
 Debt Increases Exposure to Loss .........................................................    16
 Hedging Transactions Can Limit Gains and Increase Exposure to Losses ....................    16
 Risks Related to Mortgage Loans Secured by Properties Using Section 42 Tax Credits ......    17
 Company's Success Will Depend on the Availability of Desirable Investments.
  The Company Will Face Great Competition in Acquiring Desirable Mortgage Investments ....    17
 Lack of Limitations on Geographic Concentration and the Credit Quality
  of Borrowers May Result in Losses ......................................................    18
 A Majority in Interest Will Bind All Shareholders .......................................    18
 No Unaffiliated Representative Was Retained on Behalf of the Shareholders to Negotiate
  the Terms of the Company's New Business Plan ...........................................    18
 No Dissenters' Rights ...................................................................    18
CONFLICTS OF INTEREST ....................................................................    18
DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS ...................................    18
 Summary of the Company's Original Business Plan .........................................    18
 General Overview of the New Business Plan ...............................................    22
 Proposal 1: Listing the Shares for Trading on the American Stock Exchange ...............    22
 Proposal 2: Clarifying Certain Ambiguities Regarding the Board of Trustee's Authority to
  Issue Additional Securities ............................................................    23
 Proposal 3: Borrowing ...................................................................    23
 Proposal 4: Reinvestment of Repayments and Disposition Proceeds .........................    25
 Proposal 5: Restructuring From a Finite-Life REIT to an Infinite-Life REIT ..............    26
 Proposal 6: Changes to the Company's Investment Policy ..................................    26
 Proposal 7: Consent Required for Termination of the Company .............................    32
 Proposal 8: Additional Conforming Changes to the Declaration of Trust ...................    33
 Proposal 9: Adoption of an Incentive Share Option Plan ..................................    33
 Actions to Be Taken Upon Approval of the Proposals Which Do Not Require
  Shareholder Consent ....................................................................    33
COMPARISON OF PROVISIONS OF DECLARATION OF TRUST BEING AMENDED PURSUANT
 TO THE PROPOSALS ........................................................................    38
CONDITIONS TO IMPLEMENTING THE NEW BUSINESS PLAN .........................................    41
COMPARISON OF BENEFITS AND DETRIMENTS OF ALTERNATIVES TO THE PROPOSALS ...................    41
CERTAIN COMPANY POLICIES .................................................................    47
FINANCIAL INFORMATION ....................................................................    47
FEDERAL INCOME TAX CONSEQUENCES ..........................................................    47
CONSENT SOLICITATION PROCEDURES ..........................................................    49
EXPENSE OF SOLICITATION AND PROPOSALS ....................................................    50

INCORPORATION BY REFERENCE ...........................................     50
ADDITIONAL MATTERS ...................................................     51
ANNEXES:
 ANNEX A -- GLOSSARY .................................................    A-1
 ANNEX B -- FINANCIAL INFORMATION ....................................    B-1
 ANNEX C -- SECOND AMENDED AND RESTATED DECLARATION OF TRUST .........    C-1
 ANNEX D -- INCENTIVE SHARE OPTION PLAN ..............................    D-1

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                                       v

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this Consent Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Consent Statement, the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Company's filings with the Commission: the successful implementation of the expanded investment policy, changes in the real estate market, prevailing interest rates and general economic conditions, the level of competition confronting the Company and other factors referred to in this Consent Statement including, without limitation, under the heading "RISK FACTORS."

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                                       vi

                                    SUMMARY

     The following is a summary of certain information contained in this Consent Statement and the annexes hereto and includes a discussion of all material aspects of the Proposals. This summary is qualified in its entirety by reference to the more detailed information and financial statements contained or incorporated by reference in this Consent Statement. Shareholders are urged to read this Consent Statement and the annexes hereto in their entirety. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Glossary attached hereto as Annex A.


                             SUMMARY RISK FACTORS

     Shareholders should carefully consider the matters disclosed under "RISK FACTORS" before deciding whether or not to approve the Proposals. The following is a summary of the potential material risks and adverse consequences to the Shareholders if the Board of Trustees' new business plan is implemented upon the Shareholders' adoption of the Proposals.

    o Company May Not Be Able To Successfully Operate as an Infinite Life Entity. The Company as currently structured is a finite-life entity that will terminate within a specified period and upon such termination and liquidation of the Company's assets investors would be entitled to receive their pro rata portion of such assets. The Company's Board of Trustees have proposed that the Company be structured as an ongoing, infinite-life entity that will have no specified termination date and no specified date on which the Company's assets will be liquidated and the investors will receive their pro rata portion of such assets. There can be no assurance that the Company will be able to establish and maintain itself as an ongoing operating business. Since there will be no specified termination or liquidation date, Shareholders will have to sell their Shares through the facilities of the American Stock Exchange in order to liquidate their investment in the Company.

    o Use of Additional Borrowings. The Company may incur additional debt up to the Debt Limitation (as hereinafter defined) and will use the proceeds of such debt to invest in a broad variety of mortgage assets. Debt can reduce the net income available for distributions to Shareholders. If the interest income on the assets purchased with borrowed funds fails to cover the cost of borrowings, the Company may experience net losses.

    o Price Fluctuations Due to Listing. Operation of the Company as an infinite-life REIT and listing of the Shares for trading on the American Stock Exchange will subject the Shareholders to the risks of fluctuations in the stock market.

    o Trading Price May Be at a Discount to Net Asset Value. There is a risk that the Shares will trade at prices below the per Share value of the Company's underlying assets. Given the relatively small capitalization of the Company and the small size of its public float, unless the Company is able to successfully implement its new business plan, there may only be a limited market for the Company's Shares.

    o Potential Dilution. Shareholders will be subject to significant potential dilution from future equity offerings, including offerings of preferred shares, which may have an adverse effect on the market price of the Shares.

    o Continuing Fees to Advisor. The Advisor will generally receive a lower rate of annual fees; however, the fees will be payable over a longer period of time than it would have received if the REIT was not restructured as an infinite-life REIT. In addition, although all acquisition and disposition fees will be eliminated under the new fee structure, if the Company is successful in acquiring additional mortgage assets, the annual asset management fee the Advisor will receive under the new fee structure will be greater than the annual fees the Advisor is currently receiving because the asset base upon which the fee is calculated will increase. If the Advisory Agreement is renewed annually, the aggregate amount of fees paid to the Advisor and its affiliates can be expected to exceed the aggregate amount of fees the Advisor and its affiliates would have been entitled to receive had the Company terminated when originally contemplated. See the Advisor Compensation Chart in "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Action to be Taken Upon Approval of the Proposals Which Do Not Require Shareholder Consent--Comparison of Fees" for an illustration of the maximum amount of fees the Advisor could receive if the Company's new business plan was implemented in a manner which would generate the highest level of fees to the Advisor.

    o Advisor Will Receive Higher Fees For Certain Mortgage Investments. The Advisor will, within the confines of the Declaration of Trust, determine the types of mortgage investments acquired by the Company. The Advisor will receive higher asset management fees with respect to mortgage investments that are either non-investment grade (i.e. rated "B" or lower) or are unrated which will create a conflict of interest because the Advisor has an incentive to cause the Company to invest in those mortgage investments which generate the highest fees.

    o Success of New Business Plan Will Depend Upon Advisor's Ability to Realize Investment Opportunities. The success of the Company's new business plan will depend upon the availability of, and the Advisor's ability to, identify, complete and realize investment opportunities.

    o Company Will Compete For Investments. The Company will be competing for investments with competitors that are larger and more established than the Company. The acquisition of all of the categories of mortgage investments which the Company intends to invest in pursuant to its new business plan will be highly competitive. With respect to acquisitions of Subordinated Interests ("Subordinated Interests") in commercial mortgage backed securities ("CMBS"), such acquisitions may be based on competitive bidding, which will involve the danger of bidding too low (which generates no business), as well as bidding too high (which could result in the acquisition of a Subordinated Interest in CMBS at an economically unattractive price). The commercial mortgage-backed security business is highly fragmented with certain large national competitors and significant localized competition.

    o Company Will Be Subject To Risks Associated With Debt. The Company, which currently has no debt, intends to incur debt, which will subject the Company to interest rate risks and other risks associated with debt. The Company's amended Declaration of Trust will provide that the Company may incur Permanent Debt (as hereinafter defined) in an amount up to 50% of the Company's Total Market Value (as hereinafter defined) measured at the time such debt is incurred (the "Permanent Debt Limitation"). The Company may also incur debt under one or more Working Capital Lines (as hereinafter defined) provided that such debt together with the Permanent Debt does not exceed 100% of the Company's Total Market Value measured at the time such debt is incurred (the "Debt Limitation"). As provided in the Company's amended Declaration of Trust, the Company's Debt Limitation may not be modified without the consent of the Company's Shareholders.

    o Interest Rate Mismatch Could Occur Between Asset Yields and Borrowing Rates Resulting in Decreased Yield. The Company expects that most of its assets will bear fixed interest rates and will have terms in excess of five years. The Company intends to fund a significant portion of its assets with borrowings which have interest rates that reset relatively rapidly, such as monthly or quarterly. The Company anticipates that, in most cases, the income from its assets will respond more slowly to interest rate fluctuations than the cost of its borrowings, creating a mismatch between asset yields and borrowing rates. Consequently, changes in interest rates, particularly short-term interest rates, may significantly influence the Company's net income.

    o Warehousing and Securitizing Mortgage Loans Could Result in Losses for the Company. The Company may originate and retain or warehouse a certain amount of mortgage loans and periodically securitize such loans. Market rates of interest may increase while the Company is in the process of accumulating and warehousing a sufficient amount of loans to complete a securitization transaction. As a result, the Company's borrowing costs could exceed the interest income earned on such loans which could result in a loss to the Company.

    o New Types Of Mortgage Investments Involve Substantial Risk. The Company intends to invest up to 60% of its new capital in assets whose underlying borrowers may have a lower credit quality or who may have a higher risk of default than the underlying borrowers of the mortgage investments the Company was authorized to purchase under its current business plan. Such assets will include Subordinated Interests in CMBS, mortgage loans that are not government insured and Mortgage Derivatives. The Company intends to invest a significant amount in Subordinated Interests in CMBS, which are subject to greater risk of credit loss of principal and non-payment of interest than investments in senior investment grade securities.

    o Specific Assets Have Not Been Identified For Purchase. No specific assets have been identified for purchase by the Company in connection with its new investment policy. Shareholders will not have the opportunity to evaluate the manner in which such investments are made or the economic merits of particular assets to be acquired. The Advisor will exercise significant discretion in selecting new mortgage investments.

    o Yields On CMBS and Mortgage Derivatives May Be More Volatile Than Other Mortgage Investments Which May Result In Losses. The yield on investments in CMBS and Mortgage Derivatives such as IOs and POs, and thus the value of the Company's Shares, will be sensitive to changes in prevailing interest rates and changes in prepayment rates, which may result in a mismatch between the Company's borrowing rates and asset yields and consequently reduce or eliminate income derived from the Company's investments. Such sensitivity to changes in interest rates may cause such Mortgage Investments to be more volatile than other Mortgage Investments and such volatility may result in losses to the Company. "Mortgage Derivatives" are mortgage securities or other instruments that provide for the holder to receive interest only, principal only, or interest and principal or payments in lieu of interest or principal in amounts that are disproportionate to those payable on the underlying mortgage loans and may include other instruments such as IOs, POs and payments in exchange for mortgage guarantees and other securities with significant exposure to changes in mortgage prepayment rates. "IOs" are Mortgage Derivatives representing the right to receive interest only or a disproportionate amount of interest in relation to principal payments. "POs" are Mortgage Derivatives representing the right to receive principal only or a disproportionate amount of principal.

    o Reliance On The Performance Of Third-Party Servicers. Delinquency and loss ratios on the Company's mortgage loans will be affected by the performance of third-party servicers and special servicers.

    o Shareholder Will Be Bound By The Decision of the Majority. If the Proposals are approved by the holders of a majority of the Shares, all Shareholders will be bound by the decision of such holders.

    o No Approval or Dissenters' Rights. Shareholders will have no appraisal, dissenters' or similar rights in connection with the Proposals.

                           BACKGROUND; THE PROPOSALS


Background

     American Mortgage Investors Trust (the "Company"), a Massachusetts business trust, was formed on June 11, 1991. The Company has elected to be treated as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). As of December 31, 1998, 4,172,617 Shares of beneficial interest ("Shares") (including 48,309 Shares held by the Advisor, the trustees and their affiliates and excluding 333,373 shares held by the Company as treasury stock) were issued and outstanding, and the Company holds mortgage investments totaling $58,205,439 which were invested pursuant to the Company's current investment policy. The Shares are not currently listed for trading on any national securities exchange. There has been no secondary market, in the over-the-counter market or otherwise, in the Company's Shares. The Shareholders' only opportunity to dispose of their Shares has been through the Company's redemption plan.

     The Company was originally formed to issue Shares to be held by investors until the Company's assets were liquidated. Under the Company's current investment policy, the Company is not permitted to raise additional equity, incur debt or, after November 2000, reinvest repayment and disposition proceeds or acquire additional assets. As originally structured, the Company was not expected to fully liquidate its assets and terminate until, at the earliest, between 2004 and 2009.

     The Board of Trustees believes that the Company's current structure and investment policy have prevented it from both taking advantage of the favorable investment opportunities that exist in the current mortgage investment markets and from benefitting from the trading markets that exist for REIT securities. Although the securities markets for mortgage REIT securities have recently experienced a downturn, the Board of Trustees does not believe that short-term movements in the securities markets should determine the Company's long-term business strategies. After considering all of the disadvantages and advantages of the Proposals, including the recent downturn in the REIT securities markets, the Board of Trustees recommends adoption of the Proposals, including that the Shares be listed on the American Stock Exchange.

     The Board of Trustees has recently changed the Company's distribution policy which had previously allowed the Company to sell a portion of its assets to support distributions to holders of the Company's Shares ("Shareholders"). The Company's new distribution policy will phase out such sales and Shareholder distributions will only be made from the Company's collections of interest payments and regularly scheduled principal amortizations. As a result of such change, the Board of Trustees believes that the Company's future distributions to Shareholders will stabilize at between 4.0% and 5.0%, which is a decrease of between 31% to 45% (assuming distributions are payable solely from such current collections and the current Advisor's fees are paid currently) from the current level of an annualized return of 7.25% (based upon an investor's initial investment). The Board of Trustees believes that if the Company's structure and investment policy are changed as described below, the Company will have an opportunity to increase its earnings and, in turn, possibly maintain and ultimately increase its distributions to Shareholders, although there can be no assurance that such result will be achieved.

     For the reasons described above, the Board of Trustees proposes that the Company list its Shares for trading on the American Stock Exchange so as to provide the Company's Shareholders with the opportunity to dispose of their Shares through the facilities of the American Stock Exchange and allow Shareholders the opportunity to take advantage of the trading market for REIT securities. The Board of Trustees also proposes that the Company's structure and investment policy be changed so that the Company is restructured as an infinite-life REIT that will have the opportunity to grow by raising additional funds through the incurrence of debt and the issuance of additional debt and equity securities and using such funds, along with repayments and disposition proceeds, to make additional mortgage investments.


The Proposals

     Specifically, the Board of Trustees' proposals (collectively, the "Proposals") include:

     A. Amendments: Amendments to the Company's Amended and Restated Declaration of Trust that would:

     (i) Authorize the Company's Board of Trustees to immediately list the Company's Shares for trading on the American Stock Exchange.

    (ii) Clarify an ambiguity in the Declaration of Trust so as to confirm the Company's Board of Trustees' authority to issue various types of debt and equity securities in addition to an unlimited amount of additional Shares which the Board of Trustees is currently authorized to issue.

   (iii) Authorize the Company's Board of Trustees to incur permanent debt up to 50% of the Company's Total Market Value measured at the time such debt is incurred and to incur additional debt under working capital line(s) of credit, with the proceeds of such permanent and other debt being used primarily to operate the Company as an ongoing business and to acquire additional assets.

    (iv) Authorize the Company's Board of Trustees to reinvest proceeds from repayments and dispositions of the Company's assets.

     (v) Change the Company from a finite-life, closed-ended REIT to an infinite-life REIT.

    (vi) Change the Company's investment policy to allow the Company to acquire additional insured and a limited amount of uninsured mortgage investments, including commercial mortgage backed securities, as well as to originate, securitize and acquire such insured and uninsured mortgage loans.

   (vii) To authorize an amendment to the Declaration of Trust that would require the consent of both a majority of the Board of Trustees and the holders of a majority of the Shares to terminate the Company.

  (viii) Make various conforming changes to the Declaration of Trust to reflect the Company's new investment policy and other items discussed in the Consent Statement.

     B. Incentive Share Option Plan: Adoption of an incentive share option plan. The Company's current Declaration of Trust allows the Company's Board of Trustees to grant options to purchase Shares to the Advisor without the consent of Shareholders if such options (i) are issued on the same terms as options sold to the general public, or (ii) do not exceed an amount equal to 10% of the outstanding Shares on the date of grant.

     C. Additional Changes Not Requiring Shareholder Consent: If the Proposals are adopted, the Board of Trustees will (x) increase the number of authorized Shares from 12,500,000 to 20,000,000 and issue, on an as-needed basis, additional debt and equity securities, the proceeds of which will be used to operate the Company as an ongoing business and to acquire additional assets, and (y) amend the Advisory Agreement (the "Advisory Agreement") between the Company and Related AMI Associates, Inc., the Company's advisor (the "Advisor") to change the Advisory Agreement's fee structure to (a) eliminate acquisition and disposition fees payable to the Advisor, (b) provide that the Company will initially share with the Advisor origination points paid by borrowers, with the Company thereafter receiving all origination points, and (c) modify the annual asset management fee payable to the Advisor. The effect of these three changes would be to, in most instances, either eliminate or reduce the fees paid to the Advisor with respect to new asset originations and acquisitions so as to make such fees comparable to fees paid by other publicly traded infinite-life REITs with investment strategies similar to the Company's investment strategy. The actions described in clauses (x) and (y) above do not require Shareholder consent.

     Upon the listing of the Company's Shares for trading on the American Stock Exchange, the Board of Trustees intends to eliminate the Company's share redemption plan and expects to adopt a new dividend reinvestment plan. Such actions also do not require Shareholder consent.


                               REQUIRED CONSENT

     Approval by the holders of a majority of the outstanding Shares entitled to vote and a majority of the Board of Trustees, including the independent trustees, is required before the Proposals can be effected or implemented. The Board of Trustees has unanimously approved the Proposals. In accordance with the Declaration of Trust, none of the Advisor, the trustees nor their affiliates will vote their Shares with respect to the Proposals, and the Shares held by the Advisor, the trustees and their affiliates will not be included in determining the number of outstanding Shares entitled to consent to the Proposals. The Board of Trustees has established February 5, 1999 as the record date for the voting of Shares. While Shareholders will be entitled to grant or withhold consent with respect to individual Proposals, none of the Proposals will be implemented unless all of them are approved. The deadline for returning the enclosed form of consent ("Consent Form") is April 12, 1999.

     Consents are revocable by the Shareholders at any time prior to the later of March 3, 1999, or the date on which consents of Shareholders representing a majority of the total eligible Shareholder vote become effective by delivering written notice to the Company (c/o Related Capital Company, Attn: Brenda Abuaf, 625 Madison Avenue, New York, New York 10022). After March 3, 1999 and upon the Company's receipt of favorable consents of a majority of the total eligible Shareholder vote, the Proposals shall be deemed adopted.

                 SIGNIFICANT ASPECTS OF THE NEW BUSINESS PLAN


General

     The two primary objectives of the Board of Trustee's new business plan are first to provide Shareholders with the potential for greater liquidity and second to allow Shareholders the opportunity to hold an investment in a publicly traded, infinite-life REIT that will have the opportunity to raise funds, and to use such funds, together with repayment and disposition proceeds, to take advantage of the favorable investment opportunities that the Board of Trustees believes currently exist in the mortgage investment markets.


Liquidity

     The Proposals offer Shareholders the opportunity to immediately sell their Shares through the public trading expected to result from the listing of the Shares on the American Stock Exchange, although there can be no assurance that a trading market in the Shares will develop immediately, if at all. The Board of Trustees believes that Shareholders desire more control over the timing of liquidating their investment than they currently have. This is evidenced by the number of Shares that Shareholders have offered to sell to the Company pursuant to the Company's redemption plan. Currently there are 179,232 Shares offered by Shareholders for redemption but the Company only has available proceeds to redeem on average approximately 22,000 Shares per quarter. If the Shares are not listed, the Shareholders will not receive a return of their capital until the liquidation of the Company's assets, which is not expected to occur prior to, at the earliest, between 2004 and 2009. By listing the Shares for trading on the American Stock Exchange, Shareholders will have the opportunity to sell their Shares through the facilities of the American Stock Exchange and use the proceeds thereof for investment, business or other purposes.


     Although the Company could list the Shares if the Company remained a finite-life REIT, because the securities markets have historically valued the shares of infinite-life REITs more favorably than finite-life REITs, the Board of Trustees believes that the Shares should be listed as shares of an infinite-life REIT.


     There are disadvantages to the Board of Trustees' proposal to list the Shares on the American Stock Exchange. First, the Board of Trustees anticipates that the liquidity benefit to Shareholders may be temporarily adversely affected by a number of factors, including the possibility that certain Shareholders needing immediate liquidity will sell their Shares as soon as possible after the listing, putting downward pressure on the market value of the Shares. For the near term, Shareholders may wish to consider holding their Shares. There can also be no assurance that an active trading market for the Shares will develop even after such initial period. In addition, by listing the Company's Shares on the American Stock Exchange, the Shareholders will bear the market risk arising from fluctuations of stock prices of public companies generally. See "RISK FACTORS--Listing Shares on a National Securities Exchange Will Subject Shareholders to Market Risks Arising From Stock Price Fluctuations." Finally, given the relatively small capitalization of the Company and the small size of its public float, unless the Company is able to successfully implement its new business plan, there may only be a limited market for the Company's Shares.


     The Shares have been approved for listing on the American Stock Exchange subject to the approval of the Proposals by the Shareholders.


Investment Policy


General

     The Board of Trustees proposes that the Company be allowed to raise additional funds through leveraging its portfolio of assets and issuing additional debt and equity securities, as needed, and to use such funds, together with repayment and disposition proceeds, to acquire additional mortgage investments pursuant to the Company's new investment policy. The Company has not identified any specific assets with respect to any dispositions, purchases or financings contemplated by the Company's new business plan.


     There are several disadvantages to Shareholders if the Company's investment strategy is so changed. First, Shareholders will no longer hold an investment in a static pool of assets composed of assets with which they are familiar and which has a proven track record, but instead will hold an investment in a changing pool of assets. Second, while a portion of the newly acquired assets will consist of assets authorized under the current investment strategy, a portion will consist of new categories of mortgage investments, some of which involve more risk than the assets currently held by the Company.


Expansion of Investment Categories

     The Company's new investment policy will provide that the Company (either directly or through one or more subsidiaries) (i) will originate, securitize and acquire government insured mortgage loans and will acquire other investments of the type already authorized by the Company's current investment policy, which investments will comprise approximately 40% of the Company's new investments, and (ii) will acquire certain additional mortgage investments which the Company was not permitted to acquire under its current investment policy, which include commercial mortgage backed securities and mortgage derivatives, and will originate, securitize and acquire uninsured mortgage loans, which investments will comprise no greater than 60% of the Company's new investments. Mortgage loans that are originated with the intent of later securitizing such loans will be accumulated without limit and will be categorized under either clause (i) or (ii), as appropriate, when securitized. The Company will finance the acquisition of additional assets by issuing debt and equity securities, using proceeds from repayments and dispositions of the Company's assets, and incurring both working capital and permanent debt. The Company has not yet secured such debt financing and there can be no assurance that the Company will be able to secure such financing on terms consistent with the Company's financing objectives. See "Borrowing" below.

     The Company intends to focus its new investment activities primarily on the purchase and origination of insured and uninsured multifamily, commercial and residential term loans ("Mortgage Loans") and interests in multifamily and commercial mortgage-backed securities ("CMBS"), with an emphasis primarily on multifamily Mortgage Loans and CMBS. The Company may hold its Mortgage Loans or utilize them as collateral to create its own CMBS.

     The Company anticipates that most of the additional mortgage investments constituting 60% of the new investments will be equally comprised of rated Subordinated Interests acquired from third parties, unrated Subordinated Interests acquired from third parties, and rated and unrated Subordinated Interests in CMBS originated by the Company, with a smaller amount comprised of all other categories of proposed mortgage investments. However, there can be no assurance that the composition of the assets constituting 60% of the newly acquired assets will be as stated above.

     The Company intends to focus a significant amount of its origination and acquisition activity on Mortgage Loans secured by multifamily housing using Federal Low Income Housing Tax Credits, pursuant to section 42 of the Code (the "Section 42 Tax Credits"). The Company expects that with respect to a significant portion of such Mortgage Loans, the underlying properties securing such loans will be properties that are developed or owned by investment partnerships sponsored by Related; however, the Advisor and the Company are unable at this time to determine the amount of such Mortgage Loans which will have underlying properties that are developed or owned by investment partnerships sponsored by Related. The Advisor estimates that at least 100,000 units of new multifamily housing which is developed annually in the United States utilizes the assistance of Section 42 Tax Credits. Loans secured by properties which benefit from Section 42 Tax Credits are included in securitization transactions in the same manner as loans secured by market rate multifamily properties. The Company believes that these loans are desirable because (i) such properties are required under the regulations governing
Section 42 Tax Credits to be newly constructed or substantially rehabilitated properties rather than older properties which may become physically or functionally obsolete, (ii) Section 42 Tax Credits are additional collateral over and above the value of the underlying real estate because upon a foreclosure the property's tax credits are available to the lender or new owner, and (iii) owners of Section 42 Tax Credit properties have an incentive to fund operating deficits because if a foreclosure occurs within the tax credit compliance period (generally 15 years) the owner suffers recapture of a portion of the tax credit benefits. In addition, 3.6 million U.S. households are in need of quality affordable housing and 2.2 million of these households qualify as Federal Low Income Housing Tax Credit tenants. Most Section 42 Tax Credit properties are owned directly or indirectly by large, well-capitalized U.S. corporations or financial institutions. As a result of their financial resources and the negative tax consequences they suffer in the event such properties default on their mortgage payments, the Advisor believes that mortgages secured by such properties have a lower risk profile, especially during the first 12 years of operations, than do market rate multifamily housing with similar levels of debt. The Board of Trustees expects that a majority of the Mortgage Loans originated by the Company will be secured by such properties and that the Company may, either directly or through a qualified REIT subsidiary or a taxable subsidiary, securitize such loans and retain subordinated interests in those securitizations.

     The Company will also focus on the acquisition of Subordinated Interests in CMBS because such Subordinated Interests offer the potential of higher yields than relatively more senior classes of CMBS, but carry greater credit and prepayment risk. The Advisor believes that a prudently managed portfolio of Subordinated Interests in CMBS can produce attractive returns in a variety of interest rate environments, but no assurance can be given that such returns will be achieved. As a result of uncertainty in the credit markets, investors in Subordinated Interests in CMBS currently demand a higher yield spread over the yield from treasury securities than they have historically. The Advisor believes that this condition will reverse itself over time since the Advisor believes that negative changes in the CMBS market do not appear to be the result of erosion in credit quality of the mortgage collateral comprising CMBS. For instance, as reported by Morgan Stanley Dean Witter in its CMBS Research Weekly, dated October 19, 1998, delinquencies on Resolution Trust Corporation multifamily and commercial CMBS collateral declined over 7% during the month of September 1998. As a result, the Advisor believes there exists an excellent opportunity for the Company to acquire Subordinated Interests in CMBS at attractive yields. In addition the Advisor believes that when the instability in the market subsides, the yields spreads required by investors in CMBS will narrow and such CMBS investments will become more valuable. However, there can be no assurance that such an increase in the value of CMBS investments will occur.

     Other mortgage REITs that (i) invest in Subordinated Interests in CMBS, and (ii) utilize high levels of debt in excess of the Company's Debt Limitation have recently experienced adverse business developments as a result of the current volatile interest rate environment and one such REIT has recently filed for protection under Chapter 11 of the United States Bankruptcy Code. Such REIT had a permanent debt-to-equity ratio of 3:1. The Company's amended Declaration of Trust will provide that the Company may only incur debt up to the Debt Limitation which will not permit the Company to have a permanent debt-to-equity ratio in excess of 1:1. The Company intends to acquire Subordinated Interests in CMBS and the Company will incur debt, subject to the Debt Limitation, in order to acquire such assets.

     The Company will take an opportunistic approach to its investments and, accordingly, the Company may invest in assets other than insured and uninsured Mortgage Loans and Subordinated Interests in CMBS. The Company may invest in or provide loans used to finance construction ("Construction Loans"), loans secured by real property and used as temporary financing ("Bridge Loans") and loans secured by junior liens on real property ("Mezzanine Loans").

     Certain of the Company's sources of funds will come from floating rate borrowing and such funds will be used to acquire fixed rate Mortgage Investments. If interest rates increase, the cost of funds from the Company's floating rate borrowing will increase without a commensurate increase on the Company's investments. Therefore the income or "spread" that the Company earns on the difference between the Company's cost of borrowing and interest income earned will decrease. In order to mitigate the effects of a future increase in interest rates the Company could choose to hedge its interest rate liability. The Company may invest, for hedging and investment purposes, in Mortgage Derivatives such as IOs, POs and other securities with significant exposure to changes in mortgage prepayment rates. As a hedging technique, the Company may use a type of Mortgage Derivative known as an interest note swap contract to effectively cap the interest rate on certain of its indebtedness. An interest rate swap contract may fix the level of interest rate payments that the Company would be obligated to make for a specified period of time regardless of changes in interest rates which occur during the period. The difference between the cost of the swap, plus the fixed interest rate and the interest the Company earns on its fixed rate investments would be a locked-in income spread for the duration of the swap contract. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Proposal 3: Borrowing--Hedging Activities."

     The Company also expects that a significant portion of its portfolio will consist of investments authorized under its current investment policy such as REMICs, CMOs, and GNMA, FHA and FHLMC Pass-Through Certificates; such instruments together with mortgages authorized under the Company's current investment policy are referred to as "Authorized Mortgage Investments." Uninsured Mortgage Loans, Construction Loans, Bridge Loans, Mezzanine Loans, Mortgage Derivatives and Subordinated Interests in CMBS, are collectively referred to as "Proposed Mortgage Investments." Authorized Mortgage Investments together with Proposed Mortgage Investments are collectively referred to as "Mortgage Investments." "REMICs" are real estate mortgage conduits described in sections 860A through 860G of the Code; "CMOs" are debt obligations that are collateralized by Mortgage Loans or mortgage certificates other than Mortgage Derivatives and Subordinated Interests in CMBS; "GNMA Pass-through Certificates" are fully modified pass-through mortgage-backed certificates guaranteed by Ginnie Mae Guaranteed FHA Insured Project Loans; "FHA Pass-through Certificates" are guaranteed mortgage pass-through certificates issued by Fannie Mae; and "FHLMC Certificates" are mortgage participation certificates issued by the Federal Home Loan Mortgage Corporation.

     In general, with respect to any Construction Loans which the Company acquires or originates, it will require that borrowers who apply for such loans provide the Company with a letter of credit from a financial institution rated at least A- by Standard & Poors (or an equivalent rating from another nationally recognized rating agency) which letter of credit will secure construction completion in an amount equal to 100% of the loan proceeds advanced by the Company. The letters of credit will allow the Company to draw against them in the event that the borrower has not completed construction and paid for construction costs free of all liens by an agreed upon completion date. Therefore, with respect to its Construction Loans, the Company will generally not take risks associated with the completion of the construction projects on time and in accordance with budget.

     Since the Company has no employees and relies exclusively on Related AMI Associates, Inc. to provide management and advisory services to the Company, the Company only has experience in acquiring and originating the types of mortgage investments authorized under the current business plan. Therefore, the Company has no experience in acquiring or originating the additional mortgage investments that it will be permitted to acquire upon the Shareholders' adoption of the Proposals and will rely on Related AMI Associates, Inc. and Related Capital Company in implementing its new business plan and acquiring such additional mortgage investments. See "Role of Advisor."

Borrowing
     The Company will finance the acquisition of its assets by issuing debt and equity securities and by incurring both working capital and permanent debt. The Company may incur Permanent Debt (as defined below) in an amount up to 50% of the Company's Total Market Value measured at the time such debt is incurred (the "Permanent Debt Limitation"). The Company may also incur debt under one or more Working Capital Lines (as defined below) provided that such debt together with the Permanent Debt does not exceed 100% of the Company's Total Market Value measured at the time such debt is incurred (the "Debt Limitation"). The Company's Total Market Value may be determined by the Advisor based upon third-party or management appraisals and other criteria as the Board of Trustees shall determine in its sole discretion.

     The Board of Trustees anticipates that the Company will establish one or more working capital lines of credit or similar short term borrowing facility (a "Working Capital Line") that will have terms of between 3 and 5 years, although such a Working Capital Line has not yet been acquired and there can be no assurance that the Company will be able to secure a Working Capital Line on terms consistent with the Company's financing objectives. Recent movements in the debt and equity markets have limited the ability of other mortgage REITs to issue debt and equity and to obtain financing. However such other mortgage REITs generally utilize a high level of debt. The Advisor believes that because the Company's assets currently have no debt, the Company should be able to obtain financing with respect to its currently held assets up to the Debt Limitation despite the current economic environment.

     The Board also anticipates that borrowings under the Working Capital Line(s) will be used primarily to acquire or originate Mortgage Investments, a significant portion of which will be Mortgage Loans which the Company or a subsidiary of the Company will securitize. Proceeds from the Company's Permanent Debt will be used primarily to acquire and originate Mortgage Investments, a significant portion of which will be held as long term investments. However, the Company may, in the near term, use a portion of the proceeds from borrowings under the Working Capital Line(s) and Permanent Debt to support distributions to Shareholders and to pay Advisor fees and operating expenses of the Company until the Company's Mortgage Investments generate sufficient income to support Shareholder distributions. The Company expects that it will incur debt consistent with the type of assets acquired and the desired level of risk in various investment environments subject to the Debt Limitation. If the Company incurs debt up to the Permanent Debt Limitation, the Company's Permanent Debt-to-equity ratio will be 1:1, which is significantly lower than the permanent debt-to-equity ratios of other publicly traded REITs which are often in excess of 3:1. The Company will incur permanent debt primarily with reverse repurchase agreements, secured and unsecured loans, and the issuance of commercial paper (collectively, the "Permanent Debt"). The Company currently does not have any debt (other than payables owed to the Advisor). By allowing the Company to incur debt, Shareholders will now be subject to the interest rate risks and other risks associated with debt which Shareholders are not subject to under the Company's current business plan. See "RISK FACTORS--Interest Rate Fluctuations Will Affect Value of Mortgage Assets, Net Income and the Shares," and "--Debt Increases Exposure to Loss."

Role of Advisor

     General. Related Capital Company is a New York general partnership in which Stephen M. Ross, through his interests in other entities, owns a significant interest. Related AMI Associates, Inc. (the "Advisor") is a Delaware corporation, majority owned and controlled by Stephen M. Ross and therefore the Advisor is an affiliate of Related Capital Company (Related Capital Company and its affiliates are referred to in this Consent Statement as "Related"). The Advisor is required, under its Advisory Agreement with the Company, to perform various advisory and management services for the Company. The Advisor will use the management skills, relationships and resources of Related in implementing the Company's new business plan.

     Related is one of the nation's largest developers, managers and financiers of multifamily housing, and is the third largest owner of multifamily housing in the United States. As such Related has developed substantial experience with respect to all aspects of the multifamily industry. Such experience includes the development of 34,000 multifamily units, ownership interests in over 126,334 multifamily units and the debt and/or equity financing of over 111,537 multifamily units. Included in this multifamily activity is the underwriting, origination and/or acquisition of over $288,802,472 of FHA insured multifamily mortgage loans and underwriting, origination and securitization of over $679,189,580 of uninsured multifamily loans. Related is an organization with more than 750 employees and more than 800 properties located in 44 states. For over 25 years, Related has provided debt and equity financing to multifamily real estate properties valued at over $8 billion. During such 25 year period, Related has established significant relationships with retail and institutional investors, investment banking firms, and developers and mortgage and real estate brokers.

     Related's Experience. The Company's new business plan will be focused primarily on three areas of activity: (i) origination and/or acquisition of participating and non-participating FHA insured multifamily Mortgages, (ii) origination and securitization of uninsured multifamily Mortgages and (iii) acquisition of Subordinated Interests in CMBS collateralized by multifamily housing properties. The Company acquired FHA insured multifamily Mortgages under the Company's original business plan and therefore the Company and the Advisor have substantial experience in acquiring and originating such assets. Related, through 4 programs, has originated approximately 50 uninsured multifamily Mortgages and has through 3 programs securitized approximately 4 insured multifamily Mortgages. Related has generally not been in the business of acquiring Subordinated Interests in CMBS. However, Related has advised the Company that it believes it has sufficient multi-family loan underwriting, origination and acquisition experience necessary to evaluate Subordinated Interests in CMBS.

     Related has sponsored 7 mortgage programs. Three of these programs invested in insured and guaranteed mortgages (the "Insured Programs") and four invested in tax-exempt multifamily mortgages (the "Tax-Exempt Programs"). The Insured Programs originally invested in 14 mortgages and the Tax-Exempt Programs invested in 50 mortgages through November 1998.

     Four of the original 7 mortgage programs have experienced adverse development since 1994. These adverse developments include mortgage defaults, forbearance and work-out agreements, modifications as well as deed-in-lieu of foreclosure agreements.

     Of the 3 Insured Programs, only one of their 13 loans experienced an adverse development since 1994. In this case, the program entered into a modification of the mortgage in 1995 allowing the participating interest on the mortgage to be paid at a lower rate than originally agreed upon. This development was a result of the soft local market conditions.

     Of the 4 Tax Exempt Programs (three of which were subsequently merged into one program in October 1997), only 8 of their current 50 mortgages experienced adverse developments since 1994. These adverse developments have affected 3 out of the 4 Tax Exempt Programs and involved bankruptcy (with respect to 1 mortgage), transfers of deeds-in-lieu of foreclosure (with respect to 5 mortgages), and as forbearance and modification agreements (with respect to 2 mortgages). These developments were generally the result of soft local market conditions which resulted in the borrowers being unable to make mortgage interest payments at the original stated interest rates. Since 1994, none of these local property-level adverse developments have directly resulted in a reduction in distributions to investors in any of the Tax Exempt Programs.

     Investment Strategies. The Advisor will select for investment those Mortgage Investments that it believes are likely to generate the highest returns on capital invested, after considering the amount and nature of anticipated cash flows from the assets, the credit risk of the borrower, the Company's ability to pledge the asset to secure collateralized borrowings, the capital requirements resulting from the purchase and financing of the asset, the potential for appreciation and the cost of financing, hedging and managing the asset. Prior to acquisition, potential returns on capital employed will be assessed over the expected life of the asset and in a variety of interest rate, yield spread, financing cost, credit loss and prepayment scenarios. In managing the Company's portfolio, the Advisor will continue the use of stringent credit standards and credit monitoring procedures developed by Related and will also consider balance sheet management and risk diversification issues. The Company will employ proprietary risk management tools developed by Related to continually monitor the risks of its assets and liabilities. Pursuant to such investment guidelines, the Company's investments will be made based on the Advisor's assessment of prevailing market conditions and the relative risks and returns available at the time.

     The Advisor will manage the credit risk associated with the Company's investment portfolio by regularly monitoring the individual credit exposure associated with each asset in its investment portfolio, diversifying its portfolio of non-investment grade investments and maintaining a portion of its assets in high quality investments. The Company may implement various hedging strategies, primarily to protect itself from the effects of interest rate fluctuations on its variable rate liabilities. However, hedging transactions may be limited by the transaction costs associated with entering into such hedging transactions.

Fees to the Advisor

General
     The Company's current fees were structured based on the assumption that the Company (i) had a fixed amount of proceeds available for investment, (ii) would invest such proceeds in certain Mortgage Investments during its offering and acquisition stages, and (iii) would hold such investments until the termination of the Company, which was not expected to occur until, at the earliest, between 2004 and 2009. If the Proposals are adopted and the new investment policy is implemented, the Advisor will be required to take a more strategic and active approach in its management of the Company's assets. The Advisor will be required to (a) acquire, originate and manage an increasing number of assets, (b) determine optimal times in the market for the disposition of the Company's assets, because assets will not, in many instances, be held until maturity, and (c) determine when it will be appropriate for the Company to raise additional funds and invest such funds in new assets. The Board of Trustees believes that given the significant change in the Company's investment policy and in the services that will be required from the Advisor if the Proposals are approved, it is appropriate to restructure the fees paid to the Advisor so that, with respect to new asset originations and acquisitions, such fees are similar to the fees paid by other publicly traded, infinite-life REITs that follow investment strategies similar to the proposed investment strategy.

     If the Proposals are adopted, (i) the acquisition and disposition fees that are currently payable to the Advisor will be eliminated, (ii) the fee structure will be changed so that, with respect to the first $100 million of new Mortgage Investments acquired by the Company, the Company and the Advisor will share all origination points paid by borrowers, with the Company thereafter receiving all such origination points and (iii) the Advisor will receive an annual incentive fee, subject to a minimum annual distribution being made to Shareholders from cash available for distributions ("CAD") of approximately $1.45 per Share. CAD will be comprised of the Company's net income as adjusted for certain non-cash charges and will not include proceeds from borrowings. In addition, the current asset management fee of .625% for all of the Company's Mortgage Investments will be changed with respect to each category of mortgage investments as follows:


            Category of Mortgage Investment             Asset Management Fee
------------------------------------------------------ ---------------------
  Existing Authorized Mortgage Investments                      .625%

  Additional Authorized Mortgage Investments                    .355%

  Investment Grade Proposed Mortgage Investments                .355%

  Non-Investment Grade Proposed Mortgage Investments            .750%

  Unrated Proposed Mortgage Investments                        1.000%

     See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Proposal 6:
Changes to the Company's Investment Policy" for a discussion of the categories of Mortgage Investments that may be acquired by the Company pursuant to the Company's new business plan. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Changes in the Advisory Agreement's Fee Structure" for a discussion of the proposed changes to the fee structure. See the Advisor Compensation Chart in "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Action to be Taken Upon Approval of the Proposals Which Do Not Require Shareholder Consent--Comparison of Fees" for an illustration of the maximum amount of fees the Advisor could receive if the Company's new business plan were implemented in a manner which would generate the highest level of fees to the Advisor.


Payment of Fees if Proposals Are Not Approved

     The Advisor has voluntarily agreed to defer the payment of fees and other payables, totaling $1,715,094 at December 31, 1998, which are due to the Advisor. If the Proposals are adopted, such amounts will become subordinated to a minimum quarterly distribution to Shareholders ($.36 per Share, which is equal to the current quarterly per Share distribution) and will be paid to the Advisor from the Company's earnings. If the Proposals are not adopted, the Company may suspend Shareholder distributions for one or more quarters and use such funds to pay all such accrued and unpaid fees and other payables to the Advisor.

                                INDUSTRY TRENDS

     The Board of Trustees believes that fundamental changes are occurring in the U.S. mortgage market, resulting in the shift of investment capital and mortgage assets out of traditional lending and savings institutions and into the development and growth of new forms of mortgage banking and mortgage investment firms, including those that qualify as REITs under the Code. The Board of Trustees believes that traditional mortgage investment companies, such as banks, thrifts and insurance companies, provide less attractive investment structures for investing in mortgage assets because of the costs associated with regulation, infrastructure, and corporate level taxation. Additionally, with the development of highly competitive national mortgage markets (which the Board of Trustees believes is partly due to the expansion of government sponsored enterprises such as Governmental National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act ("FNMA" or "Fannie Mae"), local and regional mortgage originators have lost market share to more efficient mortgage originators who compete nationally. The growth of the secondary mortgage market, including new securitization techniques, has also resulted in financing structures that can be utilized efficiently to fund mortgage portfolios and better manage interest rate risk.


     As a REIT, the Company can generally pass through earnings to Shareholders without incurring an entity-level federal income tax, thereby allowing the Company to pay higher dividends than institutions with similar investments that are subject to federal income tax on their earnings. In addition, recent changes to federal tax laws provide REITs with greater flexibility to manage and hedge their floating rate liabilities. See "FEDERAL INCOME TAX CONSEQUENCES--Taxation of the Company."


     According to the Mortgage Market Statistical Annual for 1997, the U.S. residential and commercial mortgage markets have experienced considerable growth over the past 15 years, with total U.S. residential mortgage debt outstanding growing from approximately $142 billion (multi-family) in 1980 to approximately $312.6 billion (multi-family) in 1997. Federal Reserve figures estimate the market for commercial and multifamily debt at $1.1 trillion, only 15% of which has been pooled and issued in the form of mortgage backed securities. As of June 1998, $19.6 billion in CMBS were issued in 1998 compared with $6.5 billion in CMBS as of June 1997. $44 billion in CMBS were issued in total for 1997. According to Barron's, some forecasts call for $60 billion in new CMBS to be issued for the full year of 1998. Barron's reports that REITs hold a small fraction of this market; existing commercial mortgage REITs together have a combined market capitalization of less than $5 billion.


     Other mortgage REITs that (i) invest in mortgage assets similar to the Proposed Mortgage Investments and (ii) utilize high levels of debt in excess of the Company's Debt Limitation, have recently experienced adverse business developments and one such REIT recently filed for protection under Chapter 11 of the United States Bankruptcy Code. Such REIT had a permanent debt-to-equity ratio of 3:1. The Company's amended Declaration of Trust will provide that the Company may only incur debt up to the Debt Limitation, which will not permit the Company to have a permanent debt-to-equity ratio in excess of 1:1. The Company intends to acquire a limited amount of mortgage assets that are similar to the mortgage assets acquired by such other mortgage REITs and the Company will utilize debt up to the Debt Limitation in order to acquire such assets.


     Although the trading markets for mortgage REIT securities have recently experienced a downturn, the Board of Trustees does not believe that short-term movements in the securities markets should determine the Company's long-term business strategies. The Board of Trustees considered all of the advantages and disadvantages of the Proposals, including the recent downturn in the REIT securities markets, and determined that the adoption of the Proposals and the implementation of the Company's new business plan are in the best interests of the Shareholders and the Company.

                             CONFLICTS OF INTEREST

     Neither the Advisor nor any of its affiliates will receive direct compensation in connection with the adoption of the Proposals.

     However, if the Proposals are adopted, the Board of Trustees will restructure the fees paid to the Advisor so that, with respect to new originations and acquisitions, such fees are similar to the fees paid by other infinite-life REITs with similar investment policies. The result of such proposed restructuring is that the Advisor will receive a lower rate of annual fees. However, the Advisor will receive fees over a longer period of time than it would have if the REIT was not restructured as an infinite-life REIT, and although all acquisition and disposition fees will be eliminated, the annual asset management fee the Advisor may receive under the new fee structure may be greater than the annual fees the Advisor is currently receiving because such fees may be based on a larger portfolio of assets. The Advisor will, within the confines of the Declaration of Trust, determine the types of Mortgage Investments acquired by the Company. The Advisor will receive higher asset management fees with respect to certain categories of Mortgage Investments which will create a conflict of interest because the Advisor has an incentive to cause the Company to invest in those Mortgage Investments which generate the highest fees. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Actions to be taken Upon Approval of the Proposals Which Do Not Require Shareholder Consent--Change in the Advisory Agreements Fee Structure" for an analysis of the Advisor's compensation prior to, and after, adoption of the Proposals.

     Related Mortgage Company, an affiliate of Related, will receive special servicing fees to the extent it is retained by the Company as a special servicer. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--The Company's Proposed Investment Policy--General Operating Policies; Services of the Advisor and its Affiliates" for a discussion of such fees.

     If the Company's new business plan is implemented, the Company will have new funds available which it may lend to its affiliates. The Company was authorized under its original business plan to lend funds to affiliates, although to date it has not done so. The Company is unable at this time to determine the timing and amount of any loans it may make to affiliates.


                        FEDERAL INCOME TAX CONSEQUENCES

     The Company does not expect that the approval and implementation of the Proposals and the Company's new business plan will have any specific Federal income tax consequences to the Company's Shareholders. If the Proposals and the Company's new business plan are implemented, the Company will continue to be structured so as to preserve the Company's qualification as a REIT under Federal income tax law. See "FEDERAL INCOME TAX CONSEQUENCES" for a discussion of the tax consequences related to the adoption of the Proposals and implementation of the new business plan.


                             TRANSACTION EXPENSES

     If the Proposals are approved, the Transaction Expenses will be paid by the Company. If the Proposals are not approved, Related will bear the Transaction Expenses. The Company intends to borrow the funds necessary to pay the Transaction Expenses.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                 RISK FACTORS


     While the Board of Trustees recommends approval of the Proposals, the Company's Shareholders should carefully consider the following factors in determining whether to approve the Proposals.


     Set forth below are the risks associated with the Proposals and new risks associated with the Company's plan to grow and expand its existing portfolio through (i) the use of debt and (ii) the acquisition of new Authorized Mortgage Investments and Proposed Mortgage Investments that may differ from the Mortgage Investments that are included in the existing portfolio. This section does not review risks that exist only with respect to the existing portfolio or the aspects of the Company's operations which are not being revised as part of the Proposals.

Company May Not Be Able to Successfully Operate as an Infinite Life Entity. If the Proposals are adopted, rather than being a finite-life REIT that originates, acquires, holds and sells mortgage investments and then dissolves within a specified period of time, the Company may reinvest the proceeds of repayments and sales of Mortgage Investments. The Company will be required to operate as a going concern rather than as a static pool of assets. There is risk that the Company will not invest the repayments and sales proceeds (along with any funds from capital raising and leveraging activities) effectively and establish and maintain itself as an on-going operating business, and thus the Company may experience losses which will adversely affect the value of the Shares held by Shareholders. In addition, since there will not be any specified liquidation or termination date, Shareholders will have to sell their Shares through the facilities of the American Stock Exchange in order to liquidate their investment in the Company.

Listing Shares on a National Securities Exchange Will Subject Shareholders to Market Risks Arising from Stock Price Fluctuations. If the Shares are listed on the American Stock Exchange or another nationally recognized securities exchange, the Shareholders will bear market risk arising from fluctuations of stock prices of public companies generally. There is also risk that the Company's Shares will trade at prices below the net per Share value of the Company's underlying Mortgage Investments. In addition, if the Shares are listed on the American Stock Exchange, there can be no assurance that an active trading market will develop on such exchange. In the event that a public market for the Shares exists, it is likely that the market price of the Shares will be strongly influenced by any variation between the gross yield on the Company's assets (net of credit losses) and prevailing market interest rates, with any narrowing of the spread between yield and cost adversely affecting the price of the Shares. In addition, since any positive spread between the yield on its assets and the cost of its borrowings will not necessarily be larger in high interest rate environments than in low interest rate environments, the net income of the Company and, therefore, the dividend yield on its Shares may be less attractive compared with alternative investments, which could negatively affect the price of the Shares. Given the relatively small capitalization of the Company and the small size of its public float, unless the Company is able to successfully implement its new business plan, there may only be a limited market for the Company's Shares. As a result, a listing on the American Stock Exchange may result in the Shares being under priced as compared to the value of the Company's underlying Mortgage Loans.

Issuance of Additional Shares May Result in Dilution to Shareholders and Price Reductions. The issuance of additional Shares will reduce the ownership percentage of existing Shareholders. The Company expects that it may in the future increase its capital resources by making additional offerings of equity and debt securities, including classes of preferred stock, Shares, commercial paper, medium-term notes, CMOs and senior or subordinated notes. All debt securities and other borrowings, as well as all classes of preferred stock, will be senior to the Shares in a liquidation of the Company. The effect of additional equity offerings may be the dilution of the equity of Shareholders of the Company or the reduction of the price of Shares, or both. The Company may issue 16,160,755 additional Shares under the Declaration of Trust as amended. If such Shares are issued at a price which is less than the then market price of the Shares, the Company's current Shareholders' Shares would be diluted. To the extent the Company cannot incur additional indebtedness because of its Debt Limitation, the Company may have to make additional equity offerings in order to fund its acquisition of additional Mortgage Investments pursuant to its new business plan. At this time, the Company is unable to determine the amount, timing or nature of additional securities issuances. Such determinations will depend on many factors that are not predictable by the Board of Trustees at this time, including the availability of debt financing, the availability of attractive investment opportunities and the market's valuation of mortgage REIT securities in general and the Company's securities in particular. If the Company's Shares are listed on the American Stock Exchange, its issuance of additional Shares in any single transaction without Shareholder consent will be limited to 20% of the Company's issued and outstanding Shares pursuant to the American Stock Exchange rules.

Immediate Sales May Adversely Affect the Market Value of the Shares. The liquidity benefit to Shareholders of listing the Shares for trading on the American Stock Exchange may be temporarily adversely affected by a number of factors, including the possibility that certain Shareholders needing immediate liquidity will sell their Shares as soon as possible after listing, putting downward pressure on the market value of the Shares.

The Company May Not Accurately Assess Investment Yields Which May Result in Losses to the Company. Before making any investment, the Company will consider the expected yield of the investment and the factors that may influence the yield actually obtained on such investment. These considerations will affect the Company's decision whether to purchase such an investment and the price offered for such an investment. No assurances can be given that the Advisor or the Company can make an accurate assessment of the yield to be produced by an investment. Many factors beyond the control of the Company and the Advisor are likely to influence the yield on the Company's Mortgage Investments, including, but not limited to, competitive conditions in the local real estate market, local and general economic conditions and the quality of management of the underlying property. The Advisor's inability to accurately assess investment yields may result in the Company purchasing assets which do not perform as well as expected which may adversely affect the price of the Shareholders' Shares.


Interest Rate Fluctuations Will Affect the Value of Mortgage Assets, Net Income and the Shares

     General. Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political considerations and other factors beyond the control of the Company. Interest rate fluctuations can adversely affect the income and value of Shares held by Shareholders in many ways and present a variety of risks, including the risk of a mismatch between asset yields and borrowing rates, variances in the yield curve and changing prepayment rates.

     Interest Rate Mismatch Could Occur Between Asset Yields and Borrowing Rates Resulting in Decreased Yield. The Company's operating results will depend in large part on differences between the income from its assets (net of credit losses) and its borrowing costs. The Company expects that most of its assets will bear fixed interest rates and will have terms in excess of five years. The Company intends to fund a significant portion of its assets with borrowings which have interest rates that reset relatively rapidly, such as monthly or quarterly. The Company anticipates that, in most cases, the income from its assets will respond more slowly to interest rate fluctuations than the cost of its borrowings, creating a mismatch between asset yields and borrowing rates. Consequently, changes in interest rates, particularly short-term interest rates, may significantly influence the Company's net income. Increases in these rates will tend to decrease the Company's net income and market value of the Company's net assets. Interest rate fluctuations that result in the Company's interest expense exceeding interest income would result in the Company incurring operating losses.

     Inverted Yield Curve Adversely Affects Income. The relationship between short-term and long-term interest rates is often referred to as the "yield curve". Ordinarily, short-term interest rates are lower than long-term interest rates. If short-term interest rates rise disproportionately relative to long-term interest rates (a flattening of the yield curve), the borrowing costs of the Company may increase more rapidly than the interest income earned on its assets. Because the Company's borrowings may bear interest at short-term rates and its assets will primarily bear interest at medium-term to long-term rates, a flattening of the yield curve will tend to decrease the Company's net income and market value of its net assets. Additionally, to the extent cash flows from long-term assets that return scheduled and unscheduled principal are reinvested, the spread between the yields of the new assets and available borrowing rates may decline and also may tend to decrease the net income and market value of the Company's net assets. It is also possible that short-term interest rates may adjust relative to long-term interest rates such that the level of short-term rates exceeds the level of long-term rates (a yield curve inversion). In this case, borrowing costs may exceed the interest income and operating losses could be incurred.

     Prepayment Rates Can Increase, Thus Adversely Affecting Yields. The value of the Company's assets may be affected substantially by prepayment rates on Mortgage Investments. Prepayment rates on Mortgage Investments are influenced by changes in current interest rates and a variety of economic, geographic and other factors beyond the control of the Company, and consequently, such prepayment rates cannot be predicted with certainty. To the extent the Company originates Mortgage Loans, the Company expects that such Mortgage Loans will have a measure of protection from prepayment in the form of prepayment lock-out periods or prepayment penalties. However, such protection may not be available with respect to Mortgage Investments which the Company acquires, but does not originate. In periods of declining mortgage interest rates, prepayments on Mortgage Investments generally increase. If general interest rates decline as well, the proceeds of such prepayments received during such periods are likely to be reinvested by the Company in assets yielding less than the yields on the Mortgage Investments that were prepaid. In addition, the market value of Mortgage Investments may, because of the risk of prepayment, benefit less from declining interest rates than from other fixed-income securities. Conversely, in periods of rising interest rates, prepayments on Mortgage Investments generally decrease, in which case the Company would not have the prepayment proceeds available to invest in assets with higher yields. Under certain interest rate and prepayment scenarios the Company may fail to recoup fully its cost of acquisition of certain investments.

     The Company may acquire IOs or retain IOs originated by the Company or a subsidiary, which are classes of CMBS that are entitled to payments of interest, but not to (or only to nominal) payments of principal. The yield to maturity of IOs is very sensitive to the rate of prepayments on the underlying Mortgage Loans. If the rate of prepayments is faster than anticipated, the yield on IOs will be negatively affected, and, in extreme cases, the IO investment could become worthless. Some IOs bear interest at a floating rate that varies inversely with (and often at a multiple of) changes in a specified interest rate index ("Inverse IOs"). Therefore, the yield to maturity of an Inverse IO is extremely sensitive to changes in the related index. The Company also expects to invest in subordinated IOs ("Sub IOs"). Interest amounts otherwise allocable to Sub IOs generally are used to make payments on more senior classes or to fund a reserve account for the protection of senior classes until overcollateralization occurs or the balance in the reserve account reaches a specified level. The yield to maturity of Sub IOs is very sensitive not only to default losses but also to the rate and timing of prepayment on the underlying loans. Under certain interest rate and prepayment scenarios, the Company may fail to recoup fully the cost of acquiring IOs, Inverse IOs and Sub IOs.

     The Company also may acquire POs or retain POs originated by the Company or a subsidiary, which are classes of CMBS that are entitled to payments of principal, but not to payments of interest. The yield to maturity of POs and on classes of CMBS, that are purchased at a discount to their principal balance is very sensitive to changes in the weighted average life of such securities, which in turn is dictated by the rate of prepayments on the underlying Mortgage Collateral, as hereinafter defined. In periods of declining interest rates, rates of prepayment on Mortgage Loans generally increase, and if the rate of prepayments is faster than anticipated, the yield on POs and securities purchased at a discount will be positively affected. Conversely, the yield on POs and securities purchased at a discount will be affected adversely by slower than anticipated prepayment rates, which generally are associated with a rising interest rate environment.

Ownership of Non-Investment Grade Mortgage Assets Subject to Increased Risk of Loss

     General. The Company intends to acquire a significant amount of non-investment grade mortgage assets, including unrated "first loss" credit support Subordinated Interests in CMBS. A first loss security is the most subordinate class in a structure and accordingly is the first to bear the loss upon a default on restructuring or liquidation of the underlying collateral and the last to receive payment of interest and principal. Such classes are subject to special risks, including a substantially greater risk of loss of principal and non-payment of interest than more senior, rated classes. The market values of Subordinated Interests tend to be more sensitive to changes in economic conditions than more senior, rated classes. As a result of these and other factors, Subordinated Interests generally are not actively traded and may not provide holders thereof with liquidity of investment.

     The yield to maturity on Subordinated Interests of the type the Company intends to acquire and originate will be extremely sensitive to the default and loss experience of the underlying Mortgage Loans and the timing of any such defaults or losses. Because these types of Subordinated Interests generally have no credit support, to the extent there are realized losses on the Mortgage Loans, the Company may not recover the full amount or, in extreme cases, any of its initial investment in such Subordinated Interests which could have an adverse impact on the value and price of Shares held by Shareholders.

     When the Company acquires a Subordinated Interest in CMBS or retains a Subordinated Interest in CMBS originated by the Company or a subsidiary, it typically will be unable to obtain the right to service the underlying performing Mortgage Loans (the "Mortgage Collateral"). To minimize its losses, the Company will seek to obtain the rights to service the underlying Mortgage Collateral in the event of a default (the servicing of defaulted Mortgage Loans is referred to as "Special Servicing"), although in many cases it will not be able to obtain Special Servicing rights on acceptable terms. If the Company does acquire Special Servicing rights, then it will contract with Related Mortgage Company ("RMC"), an affiliate of the Advisor, to perform the Special Servicing functions, and thus the performance of the Company's investments will depend in part on the services performed by RMC. If RMC is engaged by the Company to perform Special Servicing, then the Advisor will endeavor to ensure that the contract provides a market price, and evidence of the Advisor's analysis in this regard will be provided to the Board of Trustees at the next quarterly Board meeting. However, since RMC is an affiliate of the Advisor, the price for such special servicing will not be negotiated on an arm's-length basis. The Advisor's research has shown that special servicers are typically paid (i) a special servicing fee equal to 25 basis points per annum paid on the specially serviced loan, (ii) a work-out fee equal to 1% of collections on loans which return to current status and remain current for three consecutive months, and (iii) liquidation fees equal to 1% of net proceeds from any specially serviced mortgage loan or real estate owned property. Special servicers are also typically entitled to certain other fees and reimbursements (such as a portion of late fees). To the extent the Company does not obtain Special Servicing rights with respect to the Mortgage Collateral underlying its CMBS, the servicer of the Mortgage Collateral generally would be responsible to holders of the senior classes of CMBS, whose interests may not be the same as those of the holders of the subordinated classes. Accordingly, the Mortgage Collateral may not be serviced in a manner that is most advantageous to the Company as the holder of a subordinated class.

Mortgage Loans Involve Substantial Risks of Loss.

     General. The Company intends to acquire, accumulate and securitize Mortgage Loans as part of its investment strategy. While holding Mortgage Loans, the Company will be subject to risks of borrower defaults, bankruptcies, fraud and losses and special hazard losses that are not covered by standard hazard insurance. Also, the costs of financing and hedging the Mortgage Loans could exceed the interest income on the Mortgage Loans. In the event of any default under Mortgage Loans held by the Company, the Company will bear the risk of loss of principal to the extent of any deficiency between the value of the Mortgage Collateral and the principal amount of the Mortgage Loan. It may not be possible or economical for the Company to securitize all of the Mortgage Loans that it acquires, in which case the Company will continue to hold the Mortgage Loans and bear the risks of borrower defaults, bankruptcies, fraud losses and special hazard losses. Furthermore, the Company would expect to retain a Subordinated Interest in securitizations of such Mortgage Loans, in which case it would retain substantially all of these risks in a more concentrated form up to the amount of its Subordinated Interest. To the extent the Company suffers such losses with respect to its investments in Mortgage Loans, the value of the Company and the price of Shares held by Shareholders may be adversely affected.

     Multifamily and Commercial Loans Involve a Greater Risk of Loss than Single Family Loans. Multifamily and commercial real estate lending is considered to involve a higher degree of risk than single family residential lending because of a variety of factors, including generally larger loan balances, dependency for repayment on successful operation of the mortgaged property and tenant businesses operating therein, and loan terms that include amortization schedules longer than the stated maturity which provide for balloon payments at stated maturity rather than periodic principal payments. In addition, the value of multifamily and commercial real estate can be affected significantly by the supply and demand in the market for that type of property.

     Limited Recourse Loans May Limit the Company's Recovery to the Value of the Mortgaged Property. The Company anticipates that a substantial portion of the Mortgage Loans that it will acquire or originate may contain limitations on the mortgagee's recourse against the borrower. In other cases, the mortgagee's recourse against the borrower may be limited by applicable provisions of the laws of the jurisdictions in which the mortgaged properties are located or by the mortgagee's selection of remedies and the impact of those laws on that selection. In those cases, in the event of a borrower default, recourse may be limited to only the specific mortgaged property and other assets, if any, pledged to secure the relevant Mortgage Loan. As to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that such recourse will provide a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the mortgaged property securing that Mortgage Loan.

     Volatility of Values of Mortgaged Properties May Adversely Affect the Company's Mortgage Loans. Commercial and multifamily property values and net operating income derived therefrom are subject to volatility and may be affected adversely by a number of factors, including, but not limited to, national, regional and local economic conditions (which may be adversely affected by plant closings, industry slowdowns and other factors); local real estate conditions (such as an oversupply of housing, retail, industrial, office or other commercial space); changes or continued weakness in specific industry segments; perceptions by prospective tenants, retailers and shoppers of the safety, convenience, services and attractiveness of the property; the willingness and ability of the property's owner to provide capable management and adequate maintenance; construction quality, age and design; demographic factors; retroactive changes to building or similar codes; and increases in operating expenses (such as energy costs).

     Construction, Bridge and Mezzanine Loans Involve Greater Risks of Loss than Loans Secured by Income Producing Properties. The Company may acquire Construction Loans, Bridge Loans and Mezzanine Loans. These types of Mortgage Loans are considered to involve a higher degree of risk than long-term senior mortgage lending secured by income-producing real property due to a variety of factors. In the case of Construction Loans, after construction has been completed, such loans may contain limitations on a mortgagee's recourse against the borrower. In the case of Mezzanine Loans, the factors would include, among other things, that a foreclosure by the holder of the senior loan could result in a Mezzanine Loan becoming unsecured. Accordingly, the Company may not recover some or all of its investment in such Mezzanine Loans. In addition, Construction Loans, Bridge Loans and Mezzanine Loans may have higher loan to value ratios than conventional Mortgage Loans because of shared appreciation provisions.

     Warehousing and Securitizing Mortgage Loans Could Result in Losses for the Company. The Company may originate and retain or warehouse a certain amount of Mortgage Loans and periodically securitize such loans. In general, such Mortgage Loans will have fixed rates of interest which are higher than the Company's cost of funds. The interest rates on these loans are also expected to be high enough to produce a profit upon securitization. Notwithstanding the foregoing, market rates of interest may increase while the Company is in the process of accumulating and warehousing a sufficient amount of loans to complete a securitization transaction. As a result, the Company's borrowing costs could exceed the interest income earned on such loans. In addition, the effective rate of return necessary to securitize such loans at a profit may exceed those on the warehoused loans. In such event, the Company could incur a loss.

     Liability Relating to Environmental Matters May Impact the Value of the Underlying Properties. Under various federal, state and local laws, ordinances and regulations, an owner or operator of real property may become liable for the costs of removal or remediation of certain hazardous substances released on or in its property. Such laws often imposed liability without regard to whether the owner or operator knew of, or was responsible for, the release of such hazardous substances. The presence of hazardous substances may adversely affect the owner's ability to sell such real estate or to borrow using such real estate as collateral. To the extent that the owner of an underlying property becomes liable for such removal or remediation costs, the ability of such owners to make debt payments may be adversely affected which in turn may adversely affect the value of the relevant mortgage asset held by the Company.

     Cost of Compliance With Americans With Disabilities Act and Fire and Safety Regulations. Certain of the underlying properties may be required to comply with the Americans with Disabilities Act, and the regulations, rules and orders that may be issued thereunder (the "ADA"). The ADA has separate compliance requirements for "public accommodations" and "commercial facilities," but generally requires that buildings be made accessible to peoples with disabilities. Compliance with ADA requirements could require removal of access barriers and noncompliance could result in imposition of fines by the U.S. government or an award of damages to private litigants. In addition, owners will be required to operate their properties in compliance with fire and safety regulations, building codes, and other land use regulations, as they may be adopted by governmental agencies and bodies and become applicable to the properties. Compliance with such requirements may require owners to make substantial capital expenditures and these expenditures may impair the owner's ability to make debt payments, which in turn may adversely affect the value of the relevant mortgage asset held by the Company.

Reverse Repurchase Agreements Involve Significant Risk of Loss. Reverse repurchase agreements involve sales by the Company of portfolio assets, concurrently with an agreement by the Company to repurchase such assets at a later date at a fixed price. During the reverse repurchase agreement period, the Company continues to receive principal and interest payments on such portfolio assets and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

     Reverse repurchase agreements involve the risk that the market value of the securities retained by the Company may decline below the price of the securities the Company has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or become insolvent, the Company's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Company's obligation to repurchase the securities. To the extent the Company suffers a loss with respect to reverse repurchase agreements, the value of the Company and the price of Shares held by Shareholders may be adversely affected.

Debt Increases Exposure to Loss. The Company expects to employ debt consistent with the type of assets acquired and the desired level of interest rate risk in various investment environments, provided, however, that the Company's overall debt does not exceed the Debt Limitation and the Company's Permanent Debt does not exceed the Permanent Debt Limitation. Since the Company's Debt Limitation is based on the Company's Total Market Value, to the extent the Company's Total Market Value increases, the Company's ability to incur debt will increase although an increase in the Company's Total Market Value may occur without a corresponding increase in the Company's ability to service debt. The Company will incur debt primarily with working capital lines of credit, reverse repurchase agreements, securitizations of its Mortgage Loans and secured and unsecured loans, including the issuance of commercial paper. The terms of such borrowings may provide for the Company to pay a fixed or adjustable rate of interest, and may provide for any term to maturity that the Company deems appropriate. The Company has not yet obtained financing and there can be no assurance that such financing can be obtained or if obtained, there can be no assurance that such financing can be obtained on terms consistent with the Company's financing objectives. In addition, there can be no assurance that the Company will be able to obtain financing at borrowing rates below the asset yields of its Mortgage Investments. The Company will face competition for financing sources that may limit the availability of, and adversely affect the cost of funds to, the Company. Recent movements in the debt and equity markets have limited the ability of other mortgage REITs to issue debt and equity and to obtain financing. However such other mortgage REITs generally utilize a high level of debt. The Advisor believes that because the Company's assets currently have no debt, the Company should be able to obtain financing with respect to its currently held assets up to the Debt Limitation despite the current economic environment.

     Debt can reduce the net income available for distributions to Shareholders. If the interest income on the assets purchased with borrowed funds fails to cover the cost of the borrowings, the Company will experience net interest losses and may experience net losses and erosion or elimination of its equity. Debt can also lead to disproportionate losses to the Company. For example, if the Company invested $100 in an asset and incurred no debt and such asset lost all of its value, then the Company would experience a loss of $100. If the Company used that same $100 to purchase an asset plus incurred $50 of debt for a total investment of $150 and that asset lost all of its value, then the Company would experience a loss of $150 even though it only directly invested $100. An additional example of the Company's use of debt is as follows: Assume the Company invests $2,000,000 in loan A and the Company invests $2,000,000 in loan B plus incurs $1,000,000 of debt for a total investment in loan B of $3,000,000. If both loan A and loan B lost all of their value, then the Company would have experienced losses of $2,000,000 with respect to loan A and $3,000,000 with respect to loan B, even though in both instances the Company only invested $2,000,000.

     The ability of the Company to achieve its investment objectives depends to a significant extent on its ability to borrow money in sufficient amounts and on sufficiently favorable terms to earn incremental returns. The Company may not be able to achieve the amount of debt it believes to be optimal due to decreases in the proportion of the value of its assets that it can borrow against, decreases in the market value of the Company's assets, increases in interest rates, changes in the availability of financing in the market, conditions then applicable in the lending market and other factors. This may cause the Company to experience losses or less profits than would otherwise be the case.

     A substantial portion of the Company's borrowings are expected to be in the form of collateralized borrowings. If the value of the assets pledged to secure such borrowings were to decline, the Company would be required to post additional collateral, reduce the amount borrowed or suffer forced sales of the collateral. If sales were made at prices lower than the carrying value of the collateral, the Company would experience additional losses. If the Company is forced to liquidate its assets to repay borrowings, there can be no assurance that it will be able to maintain compliance with the REIT provisions of the Code regarding asset and source of income requirements.

     The Company's Declaration of Trust, as amended pursuant to the Proposals, will provide that the Board of Trustees cannot change the Company's policy regarding indebtedness without the consent of the Shareholders.

Hedging Transactions Can Limit Gains and Increase Exposure to Losses. The Company intends to enter into hedging transactions primarily to protect itself from the effect of interest rate fluctuations on its floating rate debt and also to protect its portfolio of mortgage assets from interest rate and prepayment rate fluctuations. There can be no assurance that the Company's hedging activities will have the desired beneficial impact on the Company's results of operations or financial condition. Moreover, no hedging activity can completely insulate the Company from the risks associated with changes in interest rates and prepayment rates.

     Hedging involves risk and typically involves costs, including transaction costs. Such costs increase dramatically as the period covered by the hedging increases and during periods of rising and volatile interest rates. The Company may increase its hedging activity and, thus, increase its hedging costs, during such periods when interest rates are volatile or rising. The incurrence of such costs will limit the amount of cash available for distributions to Shareholders. The Company intends generally to hedge as much of the interest rate risk as the Advisor determines is in the best interests of the Shareholders of the Company given the cost of such hedging transactions.

     The REIT provisions of the Code may limit the ability of the Company to hedge its assets and related Company borrowings. Any limitation on the Company's use of hedging techniques may result in greater interest rate risk.

     Hedging instruments often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities. Consequently, there are no requirements with respect to record keeping, financial responsibility or segregation of customer funds and positions. The business failure of a counter party with which the Company has entered into a hedging transaction will most likely result in a default. Default by a party with which the Company had entered into a hedging transaction may result in the loss of unrealized profits and force the Company to cover its resold commitments, if any, as the then current market price. Although generally the Company will seek to reserve for itself the right to terminate its hedging positions, it may not always be possible to dispose of or close out a hedging position without the consent of the counterparty, and the Company may not be able to enter into an offsetting contract in order to cover its risk. There can be no assurance that a liquid secondary market will exist for hedging instruments purchased or sold, and the Company may be required to maintain a position until exercise or expiration, which could result in losses.


     Hedging instruments often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities. Consequently, there are no requirements with respect to record keeping, financial responsibility or segregation of customer funds and positions. Furthermore, the enforceability of agreements underlying derivative transactions may depend on compliance with applicable statutory and commodity and other regulatory requirements, and, depending on the identity of the counterparty, applicable international requirements. The business failure of a counterparty with which the Company has entered into a hedging transaction will most likely result in a default. The default of a party with which the Company has entered into a hedging transaction may result in the loss of unrealized profits and force the Company to cover its resale commitments, if any, at the then current market price. Although generally the Company will seek to reserve for itself the right to terminate its hedging positions, it may not always be possible to dispose of or close out a hedging position without the consent of the counterparty, and the Company may not be able to enter into an offsetting contract in order to cover its risk. There can be no assurance that a liquid secondary market will exist for hedging instruments purchased or sold, and the Company may be required to maintain a position until exercise or expiration, which could result in losses.

Risks Related to Mortgage Loans Secured by Properties Using Section 42 Tax
Credits

     General. The success of an investment by the Company in Mortgage Loans secured by properties using Section 42 Tax Credits will, in part, be based on the results of operations of the underlying properties. The value of such loans and the quality of the underlying properties as collateral for such loans may be affected by the following risk factors:

     Regulations Prevent Sales of Properties for a 15 Year Period. The law governing Section 42 Tax Credits prohibits the owners of such properties from selling the properties during the tax credit compliance period (generally 15 years) and then requires, unless waived, that the properties be offered for sale for approximately a one-year period of time at the same price originally paid for them plus an annual cost of living inflation factor (beginning in year
14). The properties will be at least 15 years old when they are sold, and may not sell for the same price as new properties. Factors outside the owner's control (demand for apartments and real estate values generally) will determine whether the properties can be sold for more than the owner invested in them or the amount of the Company's Mortgage Loan. The properties may be required to be leased to low-income tenants at restricted rentals for periods in excess of the 15 year tax credit compliance period.

     Terms of Government Financings Could Limit Revenues. If a property receives government assistance or financing, the terms of the government assistance or financing (e.g., tenant eligibility, approvals for rent increases, limitations on the percentage of income which low- and moderate-income tenants may pay as rent) could limit the revenue from the property and depress its value and thereby jeopardize the owner's ability to repay the Company's Mortgage Loan. There can be no assurance that government assistance programs which are intended to benefit a property will be continued by the assistance provider and that if such assistance is not continued that the property will generate sufficient additional revenue to substitute for the discontinued government assistance so as to meet its mortgage or operating obligations.

Company's Success Will Depend on the Availability of Desirable Investments. The Company Will Face Great Competition in Acquiring Desirable Mortgage Investments. The results of the Company's future operations under the new business plan will be dependent upon the availability of, as well as the Advisor's ability to identify, complete and realize, investment opportunities. It may take considerable time for the Company to find and consummate appropriate investments. In general, the availability of desirable investment opportunities and the results of the Company's operations will be affected by the level and volatility of interest rates, by conditions in the financial markets and general economic conditions. No assurances can be given that the Company will be successful in finding and then acquiring economically desirable assets or that the assets, once acquired, will maintain their economic desirability.

     The Company is engaged in a highly competitive business. The Company will be competing for investments with many recent entrants into the business, including numerous public and private real estate investment vehicles, including financial institutions (such as mortgage banks, pension funds and real estate investment trusts) and other institutional investors, as well as individuals. Mortgages, Subordinated Interests in CMBS and other investments are often obtained through a competitive bidding process. In addition, the Company's competitors may seek to establish relationships with the financial institutions and other firms from which the Company intends to purchase such assets. Many of the Company's anticipated competitors are significantly larger than the Company, have established oper-ating histories and procedures, may have access to greater capital and other resources, may have management personnel with more experience than the officers of the Company and may have other advantages over the Company and the Advisor in conducting certain business and providing certain services.

Lack of Limitations on Geographic Concentration and the Credit Quality of Borrowers May Result in Losses. Because the Board of Trustees has not established any limit upon the geographic concentration of the underlying properties securing Mortgage Loans to be acquired or originated by the Company or the credit quality of borrowers of uninsured mortgage assets to be acquired or originated by the Company, (i) the properties securing the Company's Mortgage Loans may be overly concentrated in certain geographic areas, and (ii) the underlying borrowers of the Company's uninsured mortgage assets may have low credit quality. The Company may experience losses as a result of the failure of the Board of Trustees to adopt such limitations.

A Majority in Interest Will Bind All Shareholders. Under the Declaration of Trust and the requirements of Massachusetts law, if the Proposals are approved by the holders of a majority of Shares and a majority of the Board of Trustees (including, a majority of the independent trustees), all Shareholders will be bound by the decision the holders of a majority of Shares.

No Unaffiliated Representative Was Retained on Behalf of the Shareholders to Negotiate the Terms of the Company's New Business Plan. The terms of the Company's new business plan as set forth in the Proposals were determined by the Company's Board of Trustees and the Advisor and no unaffiliated third party was retained to either negotiate the terms of the new business plan on behalf of the Shareholders or assess the fairness of such terms to the Shareholders.

No Dissenters' Rights. Under Massachusetts law, Shareholders will have no appraisal, dissenters' or similar rights in connection with the Proposals.

                             CONFLICTS OF INTEREST

     Neither the Advisor nor any of its affiliates will receive direct compensation in connection with the adoption of the Proposals.

     If the Proposals are adopted, the Board of Trustees expects to restructure the fees paid to the Advisor so that, with respect to new asset originations and acquisitions, such fees are similar to the fees paid by other infinite-life REITs with similar investment policies. The result of such proposed restructuring is that (i) although the Advisor will receive a lower rate of annual fees, such fees will be paid, over a longer period of time and assuming a larger portfolio of assets, such fees, in the aggregate will be substantially more than they would have been if the REIT was not restructured as an infinite-life REIT, and (ii) although acquisition and disposition fee will be eliminated, the annual asset management fee the Advisor may receive under the new fee structure may be greater than the annual fee the Advisor is currently receiving. The Advisor will, within the confines of the Declaration of Trust determine the types of Mortgage Investments acquired by the Company. The Advisor will receive higher management fees with respect to certain categories of Mortgage Investments which will create a conflict of interest because the Advisor has an incentive to cause the Company to invest in those Mortgage Investments which generate the highest fees. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Actions to Be Taken Upon Approval of the Proposals Which Do Not Require Shareholder Consent--Changes in the Advisory Agreement's Fee Structure" for an analysis of the Advisor's compensation prior to, and after, adoption of the Proposals.

     Related Mortgage Company, an affiliate of Related, will receive special servicing fees to the extent it is retained by the Company as a special servicer. See "DESCRIPTION OF THE NEW BUSINESS PLAN--The Company's Proposed Investment Policy--General Operating Policies; Services of the Advisor and its Affiliates" for a discussion of such fees.

     If the Company's new business plan is implemented, the Company will have new funds available which it may lend its affiliates. The Company was authorized under its original business plan to lend funds to affiliates, although to date it has not done so. The Company is unable at this time to determine the timing and amount of any loans it may make to affiliates.

            DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS

THE FOLLOWING ARE DESCRIPTIONS OF ALL MATERIAL ASPECTS OF THE PROPOSALS. SUCH DESCRIPTIONS OF THE PROPOSALS DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE AMENDED AND RESTATED DECLARATION OF TRUST ATTACHED TO THIS CONSENT STATEMENT AS ANNEX C, AND THE COMPANY'S INCENTIVE SHARE OPTION PLAN (THE "INCENTIVE SHARE OPTION PLAN") ATTACHED TO THIS CONSENT STATEMENT AS ANNEX D. SHAREHOLDERS ARE URGED TO READ THE ANNEXES TO THIS CONSENT STATEMENT IN THEIR ENTIRETY.

Summary of the Company's Original Business Plan
     Formation; Offering of Shares; Sales of Shares Pursuant to the Reinvestment Plan and Redemption of Shares Pursuant to the Redemption Plan.

     The Company is a business trust which was formed under the laws of the State of Massachusetts on June 11, 1991. The Company has elected to be treated as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code").

     The Company commenced its initial public offering (the "Offering") for up to 10,000,000 shares of beneficial interest, par value $.10 per share, (the "Shares") on March 29, 1993. The Offering was terminated as of November 30, 1994. During the Offering, a total of 3,809,601 Shares were sold to the public either through the Offering or through the Company's dividend reinvestment plan (the "Reinvestment Plan"), representing net proceeds available for investment of approximately $68,245,560. To date, all of the total net proceeds available for investment have been invested by the Company in Authorized Mortgage Investments.

     Since the termination of the Offering, (i) 314,707 additional Shares have been sold pursuant to the Reinvestment Plan and (ii) 512,605 Shares have been presented for redemption and 65% of those Shares or 333,373 Shares have been redeemed through the Company's redemption plan (the "Redemption Plan") at a redemption price based on the Company's net asset value as determined by the Advisor. Since December, 1997, the Company has only been able to redeem approximately 15% of the Shares presented for redemption. For June 1997 through August 1997, the redemption price was $17.47 per Share; for September 1997 through February 1998, the redemption price was $15.58 per Share and from March 1998 to date the redemption price was $15.73 per Share. Prior to June 1997, the redemption price was $19.00 per Share.

     Investment Objectives of the Company's Original Business Plan

     Since the Company's inception, the Advisor has been responsible for the implementation of the Company's original business plan.

     The Company's principal investment objectives under its original business plan were to invest the net proceeds of the Offering in Originated Mortgages and existing Acquired Mortgages on multi-family residential rental properties and, to a lesser extent, in other mortgage investments collateralized by FHA insured mortgages or mortgage certificates guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. See "--Proposal 6: Changes to the Company's Investment Policy--The Company's Current Investment Policy" for a discussion of the categories of Mortgage Investment authorized under the Company's original business plan.

     The Company anticipated that its Authorized Mortgage Investments would be repaid or sold within 7 to 12 years from the date the Company acquired or originated them, and that the proceeds of such Authorized Mortgage Investments would be distributed to Shareholders. The Company's original intention was that after the end of the fifth calendar year following the date on which 95% of the net proceeds were invested in permanent Authorized Mortgage Investments, the operations of the Company would begin to wind down as repayments and sales of Authorized Mortgage Investments occurred and would terminate when the proceeds of the final Authorized Mortgage Investments were received by the Company and distributed to the Shareholders.

     The Company's principal objectives under its original business plan were to acquire mortgage assets that would:

     1. preserve and protect capital by investing primarily in Mortgage Loans that were insured by FHA or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac or in collateralized securities which were backed by such insured or guaranteed mortgages.

     2. provide quarterly distributions that would increase over time as a result of, among other things, Participating Interest Payments obtainable on Originated Mortgages and Acquired Mortgages based on net operating income or increases in rent on the underlying Developments.

     3. provide appreciation by investing in (i) Acquired Mortgages which had the possibility of early disposition or prepayment, and (ii) Originated Mortgages and Acquired Mortgages which would general Participating Interest Payments.

     The Company's ability to achieve objectives 2 and 3 above was dependent upon the real estate market conditions that existed during the period in which the Mortgage Investments were made and held by the Company. As a result of the market conditions that existed during the Company's acquisition phase, the Company was unable to achieve objectives 2 and 3 primarily because (i) it took the Company longer than anticipated to make the investments, and (ii) the underlying properties did not produce significant Participating Interest Payments because they did not perform as well as anticipated by the Company.

     Recent Developments

     On November 20, 1998 the borrowers under the mortgage loans and additional equity loans secured by the Cove and Oxford on Greenridge (the "Projects") notified the Company that they had entered into contracts of sale to sell their respective Projects. The contracts provide that the mortgage loans and additional equity loans will be repaid at the closings, which are scheduled to occur in the first quarter of 1999. However, the contracts contain numerous conditions to closing and there can be no assurance that either or both of such Projects will be sold or the date on which such sales or repayments may be consummated. Information with respect to the loans and expected repayment proceeds is set forth below:


Mortgage/Equity Loan    Original Principal Balance   Estimated Net Repayment Proceeds(1,2)
---------------------- ---------------------------- ------------------------------------
Cove                            $ 7,640,000                      $ 8,500,000
Oxford on Greenridge            $10,506,000                      $12,100,000

--------
(1) Includes participations, prepayment penalties and principal repayment.
(2) Assumes repayment in the first quarter of 1999.

     Pursuant to the Declaration of Trust, the Company may reinvest principal repayments during the first five years following the investment by the Company of 95% of the amount available for investment (i.e. through November 2000). In accordance with the foregoing, the Advisor's and the Board of Trustees' current intention is to seek reinvestment opportunities for the proceeds of the Cove and Oxford on Greenridge repayments.

     Distribution Policy

     During the Company's offering stage and before the Company invested all of its funds available for investment, the Company adopted a distribution policy pursuant to which the Company would attempt to maintain stable quarterly distributions of approximately $.36 per Share to Shareholders during the Company's offering and acquisition stages. Since 1993, the Company has paid distributions in an amount equal to 7.25% of the gross amount of dollars raised by the Company since inception. The aggregate Shareholder distributions made by the Company equal $27,532,254 and the aggregate annual distributions made by the Company for 1993, 1994, 1995, 1996 and 1997 were $414,161, $4,839,766,
$5,566,609, $5,569,283, and $5,575,532, respectively. The aggregate distributions during the fiscal quarters ended December 31, 1997, March 31, 1998, June 30, 1998 and September 30, 1998 were $1,403,165, $1,372,660,
$1,387,913 and $1,403,165, respectively. The quarterly distribution level so established by the Company was based upon the Company's internal projections with respect to stabilized earnings, which projections contained certain assumptions with respect to the interest rates the Company's investments would bear, the amount of time it would take the Company to become fully invested and the additional interest payments which the Company would earn from participating mortgages. The Company expected that after all of the funds available for investment were permanently invested, its earnings would stabilize at a level necessary to maintain the $.36 per Share quarterly distribution.

     The Board of Trustees' Reevaluation of the Company's Distribution Policy and Adoption of the New Business Plan

     Notwithstanding the Company's general investment strategy of holding investments long-term as described above, the Company was permitted under its distribution policy to dispose of Mortgage Investments with a value of up to a maximum of 3% of the gross proceeds from the Company's Offering in connection with its distribution policy. As of September 30, 1998, the Company has disposed of Authorized Mortgage Investments aggregating 2.44% of its gross proceeds from the Offering, which funds were used to support the Company's distribution policy. Upon the Company's completion of its offering and acquisition stages in 1997 the Board of Trustees therefore decided that beginning in the first quarter of 1998, the Company's distribution policy would be changed to more closely reflect the Company's collection of interest payments and regularly scheduled amortizations. In order to implement the new distribution policy, the Board of Trustees decided to phase out the Company's practice of selling Authorized Mortgage Investments prior to maturity and using the proceeds to support the Company's distributions to Shareholders. The Company's earnings have stabilized at a level below that necessary to maintain the initial level of distributions, generally because (i) it took the Company longer than anticipated to make investments, and (ii) the underlying properties did not produce significant Participating Interest Payments because they did not perform as well as anticipated by the Company. See "Investment Objectives of the Company's Original Business Plan." The Board of Trustees expects that, as a result of this change in the Company's distribution policy, the Company's distributions to its Shareholders will decrease by between 31% to 45%.

     Shortly after this change in the Company's distribution policy, the Company's Advisor and Board of Trustees began to evaluate alternative means to maintain stable distributions to Shareholders. During the course of such evaluation, the Advisor and the Board of Trustees determined that the interests of the Shareholders would be best served if the Company's structure and investment policies were changed so as to provide Shareholders with an opportunity (i) to dispose of their Shares through the facilities of a nationally recognized securities exchange, (ii) to own an interest in an ongoing entity with the ability to grow, (iii) to participate in a broader range of mortgage investments, and (iv) to maintain and ultimately increase quarterly distributions.

     In early 1998, the Company met with representatives of the principal broker-dealers who participated in the distribution of the Shares in the Company's initial Offering (the "Placement Agents") to advise the Placement Agents of and to outline the Company's proposed new business plan and to seek their suggestions. The Company's management considered the comments and suggestions made by the Placement Agents in structuring the new business plan reflected by the Proposals. The Placement Agents have confirmed to the Company that they support such new business plan. The Placement Agents have advised the Company that the factors they considered in determining to support the Proposals included the nature of the assets in which the Company intends to invest, the policies of the Company concerning debt, the advisory fees to be paid to the Advisor, and the potential investment liquidity resulting from implementation of the new business plan. The Placement Agents have also agreed to inform Shareholders who are their respective clients of their support of the new business plan and the Proposals. The Placement Agents have advised the Company that they will communicate to Shareholders who are their clients through the Placement Agents' financial consultants (the "Financial Consultants"). The Placement Agents will provide to their Financial Consultants a balanced analysis of the potential risks and benefits of the Proposals and how they may affect their clients' investment. This analysis will be based upon consultations with the Company and its advisors and upon an analysis of the Proposals and current market conditions. The Placement Agents will communicate to the Financial Consultants through a combination of summary reports on the Proposals, conference calls and electronic media to ensure that all Financial Consultants with clients invested in the Company will receive a thorough briefing on the Proposals. The Company may reimburse the costs incurred by the Placement Agents in supporting the new business plan and the Proposals.

     Outline of Proposals; Actions That Will Be Taken Upon the Shareholders Approval of the Proposals

     Before the Board of Trustees may implement its new business plan for the Company, several amendments are required to be made to the Company's Amended and Restated Declaration of Trust (the "Declaration of Trust") and the Shareholders must approve the adoption of the Incentive Stock Option Plan. As set forth in greater detail below, such amendments require the consent of the Shareholders. In order for the Board of Trustees to implement its new business plan, the Board of Trustees is soliciting the consent of the Shareholders to the following proposals (collectively, the "Proposals"):

I. To authorize an amendment to the Declaration of Trust that would authorize the Company's Board of Trustees to immediately list the Company's Shares for trading on the American Stock Exchange;

II. To authorize an amendment to the Declaration of Trust that would clarify an ambiguity in the Declaration of Trust so as to confirm the Board of Trustees' authority to issue various types of debt and equity securities in addition to an unlimited amount of additional Shares which the Board of Trustees is currently authorized to issue;

III. To authorize an amendment to the Declaration of Trust that would authorize the Board of Trustees to incur permanent debt up to 50% of the Company's Total Market Value measured at the time such debt is incurred, and to incur additional debt under Working Capital Line(s);

IV. To authorize an amendment to the Declaration of Trust that would authorize the Company's Board of Trustees to reinvest proceeds from repayments and dispositions of the Company's assets;

V. To authorize an amendment to the Declaration of Trust that would change the Company from a finite-life, closed-ended REIT to an open-ended infinite-life REIT;

VI. To authorize an amendment to the Declaration of Trust that would change the Company's investment policy to allow the Company (i) to originate and securitize and acquire government insured Mortgage Loans and to acquire other investments of the type already authorized by the Company's current investment strategy (such as REMICs, CMOs and FHA, GNMA, FNMA and FHLML Pass-Through Certificates), which investments will comprise approximately 40% of the Company's new investments, and (ii) to acquire and originate certain additional Mortgage Investments which the Company was not permitted to acquire or originate under its current investment strategy, which include CMBS and Mortgage Derivatives and to originate, securitize and acquire uninsured Mortgage Loans, which investments will comprise approximately 60% of the Company's new investments. Mortgage Loans that are originated with the intent of later securitizing such loans can be accumulated without limit and will be categorized under either clause (i) or (ii), as appropriate, when securitized;


VII. To authorize an amendment to the Declaration of Trust that would require the consent of both a majority of the Board of Trustees and the holders of a majority of the Shares to terminate the Company;


VIII. To authorize various conforming amendments to the Declaration of Trust to reflect the Company's new investment policy and other items discussed in this Consent Statement; and


IX.   To adopt the Incentive Share Option Plan.

     If the Proposals are adopted, the Company will (i) increase the number of authorized Shares from 12,500,000 to 20,000,000 and will issue, on an as needed basis, additional debt and equity securities, the proceeds of which would be used to operate the Company as an ongoing business and to acquire additional assets, and (ii) amend the Advisory Agreement to change the Advisory Agreement's fee structure to (a) eliminate the acquisition and disposition fees currently payable to the Company's Advisor, (b) provide that the Company will initially share with the Advisor origination points, and that the Company thereafter will receive all origination points, and (c) modify the annual asset management fee payable to the Advisor. The effect of these three changes would be to, in most instances, either eliminate or reduce the fees paid to the Advisor with respect to new assets originated or acquired by the Company so as to make such fees comparable to fees paid by other infinite-life REITs with investment strategies similar to the Company's new investment policy. The actions described in clauses (i) and (ii) above do not require Shareholder consent.

     In addition, if the Proposals are adopted and the Shares are listed for trading on the American Stock Exchange or another national securities exchange, the Board of Trustees intends to terminate the Company's Redemption Plan and expects to adopt a new dividend reinvestment plan to replace the current Reinvestment Plan . These actions also do not require Shareholder consent.

     The current Declaration of Trust requires the Company to provide Shareholders with an annual report. The Company's current practice has been to provide Shareholders with quarterly reports. Whether or not the Proposals are approved by Shareholders, in order to reduce expenses the Company intends to begin providing Shareholders with semi-annual reports. Several public mortgage REITs provide their shareholders with semi-annual reports rather than quarterly reports. The Company will continue to file all reports with the Commission required under the Exchange Act, including quarterly reports on Form 10-Q and annual reports on Form 10-K. This change to providing Shareholders with semi-annual reports does not require Shareholder consent.

General Overview of the New Business Plan

     The two primary objectives of the Board of Trustees' new business plan are first, to provide Shareholders with greater liquidity and second, to allow Shareholders the opportunity to hold an investment in a publicly traded, open-ended, infinite-life REIT that will have the ability to raise funds and use such funds, along with any repayments and disposition proceeds, to take advantage of the favorable investment opportunities that the Board of Trustees believes currently exist in various types of Mortgage Investments, including CMBS.

     The Board of Trustees believes that the first objective will best be achieved by restructuring the Company from a closed-ended, finite-life REIT to an infinite-life REIT and then listing the Shares for trading on the American Stock Exchange. By listing the Shares for trading on the American Stock Exchange, Shareholders would be afforded a greater opportunity to dispose of their Shares than they currently have because they could sell their Shares through the facilities of the American Stock Exchange and use the proceeds thereof for investment, business and other purposes. Although the Shares could be listed on the American Stock Exchange without converting the Company to an infinite-life REIT, the Board of Trustees believes that the securities markets have generally valued shares of infinite-life REITs more favorably than shares of finite-life REITs. See "Proposal 1: Listing the Shares For Trading on the American Stock Exchange," and "Proposal 5: Restructuring the Company from a Finite-Life REIT to an Infinite-Life REIT."

     The Company believes that the second objective will best be achieved in two ways. First, by expanding the Company's current investment strategy to allow the Company to invest in additional Mortgage Investments, including both investments of the type authorized under the current investment policy, such as insured Mortgage Loans, REMICs and CMOs, and investments of the type not authorized by the current investment policy, such as CMBS and Mortgage Derivatives. Second, by leveraging the Company's assets and issuing additional debt and equity securities on an as needed basis and using the proceeds thereof, together with repayments and disposition proceeds, to make investments in accordance with the Company's new investment policy. The Company believes that favorable opportunities are available in the current market to invest in various types of Mortgage Investments and to engage in origination and securitization operations with respect to insured and uninsured Mortgage Loans. In the Board of Trustees' opinion, it is in the Shareholders' best interest to change the Company's investment policy and to permit the Company to raise additional funds to take advantage of such opportunities. The Company has not identified any specific assets with respect to any dispositions, purchases or financings contemplated by the Company's new business plan. If the Company's investment policy is so modified, the Board of Trustees believes it is appropriate to restructure the fees paid to the Advisor to reflect such new investment policy. The fees payable to the Advisor would be changed so that, with respect to new Mortgage Investments, such fees are similar to the fees paid by other publicly traded, infinite-life REITs that follow similar investment strategies. See "Actions to Be Taken Upon Approval of the Proposals Which Do Not Require Shareholder Consent--Increasing the Number of Authorized Shares; Issuance of Additional Equity and Debt Securities," "Actions to Be Taken Upon Approval of the Proposals Which Do Not Require Shareholder Consent--Changes in the Advisory Agreement's Fee Structure," and "Proposal 6:
Changes to the Company's Investment Policy."

Proposal 1: Listing the Shares for Trading on the American Stock Exchange.

     The Company's Board of Trustees proposes that the Company's Declaration of Trust be amended to authorize the Board of Trustees to immediately list the Shares for trading on the American Stock Exchange.

     Presently, the Shareholders' ability to dispose of their Shares is extremely limited. The trading market for the Shares is highly illiquid and although Shareholders may request that their Shares be redeemed by the Company for cash under the Company's Redemption Plan, to date the Company has been unable to redeem a significant portion of the Shares presented for redemption. Thus, unless the Shares are listed for trading on the American Stock Exchange or another national securities exchange, most Shareholders will not receive a return of their original investment until the liquidation and distribution of the Company's assets, which is not expected to occur prior to, at the earliest, between 2004 and 2009.

     If the Shares are listed for trading on the American Stock Exchange, the Shareholders will have the opportunity to sell their Shares through the facilities of the American Stock Exchange and use the proceeds thereof for investment, business or other purposes. The Company could achieve such liquidity without restructuring the Company as an infinite-life REIT by listing the Shares of the Company as a finite-life REIT on a national securities exchange. However, historically, the trading prices of shares of finite-life REITs have been lower than those of infinite-life REITs because while the securities markets have valued infinite-life REITs favorably based on such REITs' cash flows and growth prospects, finite-life REITs have been valued less favorably because their cash flows are limited in duration. For this reason, the Company believes that if the Company's Shares are to be listed for trading on the American Stock Exchange, the Shares should be listed as shares of an infinite-life REIT rather than as shares of an finite-life REIT.

     The Shares have been approved for listing on the American Stock Exchange, subject to approval of the Proposals by the Shareholders.

     There are disadvantages to this Proposal to list the Company's Shares on the American Stock Exchange. First, the Board of Trustees anticipates that the liquidity benefit to Shareholders may be temporarily adversely affected by a number of factors, including the possibility that certain Shareholders needing immediate liquidity will sell their Shares as soon as possible after the listing, putting downward pressure on the market value of the Shares. There can also be no assurance that an active trading market will develop even after such initial period. Given the relatively small capitalization of the Company and the small size of its public float, unless the Company is able to successfully implement its new business plan, there may only be a limited market for the Company's Shares. In addition, by listing the Company's

Shares on the American Stock Exchange, the Shareholders will bear the market risk arising from fluctuations of stock prices of public companies generally. See "RISK FACTORS--Risk of Listing Shares on a National Securities Exchange Will Subject Shareholders to Market Risks Arising From Stock Price Fluctuations."

     The Company adopted the Redemption Plan primarily to provide Shareholders with liquidity. Under the Company's Redemption Plan, Shareholders may present Shares to the Company to be redeemed for cash and, to the extent the Company has sufficient net proceeds from the sale of Shares under the Reinvestment Plan, the Company is required to redeem such Shares. To date, the Company has been unable to redeem a significant portion of the Shares presented for redemption. Therefore, since the Redemption Plan has not been successful in providing Shareholders with meaningful liquidity and since, if the Proposals are adopted and the Company's Shares are listed for trading on American Stock Exchange, Shareholders will be afforded a greater opportunity to dispose of their Shares, the Board of Trustees believes that the costs incurred by the Company in administrating the Redemption Plan are not justified by the marginal benefits the Redemption Plan provides Shareholders. For the reasons set forth above, the Board of Trustees will terminate the Redemption Plan if the Company's Shares are listed for trading on the American Stock Exchange and expects to adopt a new dividend reinvestment plan. Such actions do not require Shareholder consent.

Proposal 2: Clarifying Certain Ambiguities Regarding the Board of Trustee's Authority to Issue Additional Securities.

     The Company's Board of Trustees proposes that the Declaration of Trust be amended to clarify certain ambiguities with respect to the Board of Trustees' authority to cause the Company to issue various types of debt and equity securities. The Declaration of Trust currently allows the Board of Trustees to issue an unlimited amount of additional Shares. Furthermore, the Declaration of Trust also currently permits the Board of Trustees to issue "securities" of all types (including debt and equity securities) but such authority could be interpreted to be limited by the terms of the sections of the Declaration of Trust relating to the issuance of Shares. In order to eliminate this ambiguity, the Board of Trustees is proposing language which clarifies that it is authorized to issue an unlimited amount of Shares and other securities. If the Proposals are approved, the Board of Trustees will increase the number of authorized Shares from 12,500,000 to 20,000,000. See "Actions to Be Taken Upon Approval of the Proposals Which Do Not Require Shareholder Consent--Increasing the Number of Authorized Shares; Issuance of Additional Equity and Debt Securities." The effect of additional equity offerings by the Company may be the dilution of the equity of the Shareholders or the reduction of the price of the Shares or both. See "RISK FACTORS--Issuance of Additional Shares May Result in Dilution to Shareholders and Price Reductions."


Proposal 3: Borrowing.

     The Company's Board of Trustees proposes that the Declaration of Trust be amended to authorize the incurrence by the Company of debt.

     Incurring Debt. As of September 30, 1998, the Company held $57,117,711 of Authorized Mortgage Investments. In order to raise additional funds for investment, the Board of Trustees proposes that the Company's Declaration of Trust be amended to allow the Company (excluding unconsolidated subsidiaries) to incur Permanent Debt, excluding trade payables and the subordinated Advisor fees, up to a maximum amount of 50% of the Company's Total Market Value measured at the time the Permanent Debt is incurred (the "Permanent Debt Limitation") and to incur debt under one or more Working Capital Lines, provided that such debt together with the Permanent Debt does not exceed 100% of the Company's Total Market Value measured at the time the debt is incurred, (the "Debt Limitation"). "Total Market Value" means the greater of (i) the sum of (a) the aggregate market value of the Company's Shares and (b) the total debt of the Company excluding unconsolidated subsidiaries, and (ii) the aggregate value of the Company's assets as determined by the Advisor based upon third party or management appraisals and other criteria as the Board of Trustees shall determine in its sole discretion.

     If the Company incurs debt up to the Permanent Debt Limitation, the Company's Permanent Debt-to-equity ratio will be 1:1. which is significantly lower of that of similar publicly traded REITs whose permanent debt-to-equity ratios the Board of Trustees believes often exceed 3:1. The average debt to equity based upon the Company's survey of publicly traded mortgage that have been in existence for more than one year as listed below is 5.55. The permanent debt-to-equity ratio of such REITs is as follows:


  Dynex Capital, Inc. (NYSE:DX)                      10.2:1
  Impac Commercial Holdings (AMEX:ICH)                4.6:1
  Hanover Capital Mortgage Holdings (AMEX:HCM)       13.9:1
  Imperial Credit Commercial Mortgage Corp.           0.9:1
  Owen Asset Investment Corp.                         2.6:1
  PMC Commerical Trust                                1.1:1

     Such ratios were calculated by the Advisor based on the financial statements included in each REIT's Form 10-Q for the quarter ended September 30, 1998. Although the Advisor reviewed the publicly-available disclosure of other mortgage REITs, the mortgage REITs listed above were the only mortgage REITs that had been in existence and operating in excess of one year.

     The Board of Trustees believes that the Company's more conservative debt policy will provide the Company with additional funds for investment without subjecting the Company to many of the additional risks inherent in mortgage REITs which operate with a higher permanent debt-to-equity ratio. The Board of Trustees believes that implementation of this conservative debt policy will allow the Com-pany to maintain an adequate capital base to protect against various business conditions in which the Company's financing and hedging costs may exceed interest income from its assets, although there can be no assurance that such adverse conditions will not occur. See "RISK FACTORS--Debt Increases Exposure to Loss."

     The Board of Trustees anticipates that the Company will establish a Working Capital Line(s) that will have terms of between 3 and 5 years. The Board also anticipates that borrowings under the Working Capital Line(s) will be used primarily to acquire or originate Mortgage Investments, a portion of which will be Mortgage Loans which the Company or a subsidiary will securitize. The Board of Trustees also anticipates that the Company will incur Permanent Debt with respect to Mortgage Investments that will not be subject to securitizations and which will be held to maturity. The Company will incur Permanent Debt primarily with reverse repurchase agreements, secured and unsecured loans, and the issuance of commercial paper. Proceeds from the Company's Permanent Debt will be used primarily to acquire and originate Mortgage Investments, a significant portion of which will be held as long term investments. The Company will pledge its assets as collateral security for its repayment obligations under its borrowings under the Working Capital Line(s) and Permanent Debt. Such financing may bear short term borrowing interest rates. The Company intends to use the proceeds from such securitizations and borrowings to invest in additional Mortgage Investments and, in turn, to borrow against such assets and to repeat this process of borrowing and investing until it has incurred debt up to the Debt Limitation. However, the Company may, in the near term, use a portion of the proceeds from such borrowings to support distributions to Shareholders and to pay operating expenses of the Company until the Company's Mortgage Investments generate sufficient income to support Shareholders' distributions, although the Company does not expect that it will be necessary to use borrowings to support distributions for more than 24 months from the implementation of the Company's new business plan.

     The Advisor has conducted preliminary discussions with potential lenders and believes, on the basis of these discussions, that it will be able to obtain financing in amounts and at interest rates consistent with the Company's financing objectives. However, the Company does not yet have any commitments from lenders to provide such financing and there can be no assurance that the Company will be able to secure such financing.

     The Company currently does not have any debt (other than payables owed to the Advisor). By allowing the Company to incur debt, Shareholders will now be subject to the interest rate risks and other risks associated with debt which they are not subject to under the Company's current business plan. See "RISK FACTORS--Interest Rate Fluctuations Will Affect The Value of Mortgage Assets, Net Income and the Shares," and "--Debt Increases Exposure to Loss."

     Reverse repurchase agreements are structured as sale and repurchase obligations and have the economic effect of allowing a borrower to pledge purchased mortgage assets as collateral securing short-term loans to finance the purchase of such mortgage assets. Typically, the lender in a reverse repurchase arrangement makes a loan in an amount equal to a percentage of the market value of the pledged collateral. At maturity, the borrower is required to repay the loan and the pledged collateral is released. Pledged mortgage assets continue to pay principal and interest to the borrower. The reverse repurchase agreements also would require the Company to deposit additional collateral (a "margin call") or reduce its borrowings thereunder, if the market value of the pledged collateral declines. This may require the Company to sell mortgage assets to provide such additional collateral or to reduce its borrowings. The Company intends to maintain an equity cushion sufficient to provide liquidity in the event of interest rate movements and other market conditions affecting the market value of the pledged mortgage assets. However, there can be no assurance that the Company will be able to safeguard against being required to sell mortgage assets in the event of a change in market conditions. In order to maintain its REIT status, the Company may have to limit its use of reverse repurchase agreements.

     The Company expects to enter into reverse repurchase agreements as a means of borrowing funds to finance its operations. A reverse repurchase agreement is in essence a loan collateralized by one or more securities. In the case of the Company, the collateral will be those securities in which the Company is authorized to invest. The Company will sell the securities to institutions which are in the business of lending against such collateral. The sales will be pursuant to contracts which will require the Company to buy back the securities at a specified future date at a specified price. The repurchase price will be higher than the sale price and the difference will represent the interest rate the Company will pay on such borrowings.

     Hedging Activities. Certain of the Company's sources of funds will come from floating rate borrowing and such funds will be used to acquire fixed rate mortgage investments. If interest rates increase, the cost of funds from the Company's floating rate borrowing will increase without a commensurate increase on the Company's investments. Therefore the income or "spread" that the Company earns on the difference between the Company's cost of borrowing and interest income earned will decrease. In order to mitigate the effects of a future increase in interest rates the Company could choose to hedge its interest rate liability. For instance, the Company could enter into an interest rate swap contract, which would fix the level of interest rate payments that the Company would be obligated to make for a specified period of time regardless of changes in interest rates which occur during the period. The difference between the cost of the swap, plus the fixed interest rate and the interest the Company earns on its fixed rate investments would be a locked in income spread for the duration of the swap contract. This type of hedging is known as hedging a liability.

     An increasing interest rate environment could also negatively impact the value of the Company's assets. Generally, in an increasing interest rate environment fixed income assets such as fixed rate mortgages decrease in value. In order to help preserve the value of the

Company's assets from future increases in interest rates, the Company could enter into a transaction designed to hedge the assets of the Company. For instance, the Company, in anticipation of a rising interest rate environment, could buy U.S. Treasury puts. A U.S. Treasury put gives the holder of the put the right to sell U.S. Treasury securities to a third-party at an agreed upon price in the future. If interest rates increase, the holder of the put goes out into the market and acquires the U.S. Treasury security which is the subject of the put at the current market price, which will be low because of the increases in interest rates. The holder of the put then delivers the U.S. Treasury securities to the third party at the higher price that was agreed upon when interest rates were lower. The result would be a gain to the Company in an amount equal to the difference between the cost of the put, plus the proceeds of the sale of the Treasury and the cost to acquire the U.S. Treasury for resale. The profit earned on this asset hedge would help to offset any decrease in portfolio value that the Company may suffer as a result of an increasing interest rate environment.

     A substantial portion of the Company's cash flow is expected to consist of the difference between the interest income generated by its Mortgage Investments and the interest expense incurred with respect to the Company's borrowings, net of hedging and other costs. The Company intends to enter into hedging transactions to protect its investment portfolio from interest rate fluctuations and other changes in market conditions. These transactions may include interest rate swaps, the purchase or sale of interest rate collars, caps or floors, options, Mortgage Derivatives and other hedging instruments. These instruments may be used to hedge as much of the interest rate risk as the Advisor determines is in the best interest of the Company's Shareholders, given the cost of such hedges and the need to maintain the Company's status as a REIT. The Advisor may elect to have the Company bear all or a significant level of interest rate risk that could otherwise be hedged when the Advisor believes, based on all relevant facts, that bearing such risk is advisable. See "RISK FACTORS--Hedging Transactions Can Limit Gains and Increase Exposure to Losses."

     Hedging instruments often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities. Consequently, there may be no requirements with respect to record keeping, financial responsibility or segregation of customer funds and positions. The Company will enter into these transactions only with counterparties with long term debt rated "A" or better by at least one nationally recognized rating agency. The business failure of a counterparty with which the Company has entered into a hedging transaction will most likely result in a default, which may result in the loss of unrealized profits and force the Company to cover its resale commitments, if any, at the then current market price. Although generally the Company will seek to reserve for itself the right to terminate its hedging positions, it may not always be possible to dispose of or close out a hedging position without the consent of the counterparty, and the Company may not be able to enter into an offsetting contract in order to cover its risk. There can be no assurance that a liquid secondary market will exist for hedging instruments purchased or sold, and the Company may be required to maintain a position until exercise or expiration, which could result in losses.

     The Company intends to protect its asset portfolio against the effects of significant interest rate fluctuations and to preserve the net income and capital value of the Company. Specifically, the Company's asset acquisition and borrowing strategies are intended to offset the potential adverse effects resulting from the differences between fixed rates or other limitations on coupon rate adjustment, such as interest rate caps, associated with its mortgage assets and the shorter term predominantly variable nature of the Company's related borrowings.

     The Company's hedging activities are intended to address both income and capital preservation. Income preservation refers to maintaining a stable spread between yields from mortgage assets and the Company's borrowing costs across a reasonable range of adverse interest rate environments. Capital preservation refers to maintaining a relatively steady level in the market value of the Company capital across a reasonable range of adverse interest rate scenarios. To monitor and manage capital preservation risk, the Company will model and measure the sensitivity of the market value of its capital (i.e., the combination of its assets, liabilities and hedging positions) to various changes in interest rates in various economic scenarios.

     The Company will focus its hedging activities on providing a level of income and capital protection against reasonable interest rate risks. However, no strategy can insulate the Company completely from changes in interest rates. All hedging transactions will be subject to the consent of the Board of Trustees.

     The Company has not established specific policies as to the extent of the hedging transactions in which it will engage. Any such specific policies will be subject to the approval of the Board of Trustees.


Proposal 4: Reinvestment of Repayments and Disposition Proceeds

     The Company's Board of Trustees proposes that the Company's Declaration of Trust be amended to authorize the reinvestment of repayments from Mortgage Investments and from the proceeds from dispositions of the Company's assets.

     The Company intends to hold most of the Authorized Mortgage Investments currently held by the Company for another six to eleven years. Pursuant to the existing Declaration of Trust, the Company is permitted to reinvest principal repayments during the first five years following the investment by the Company of 95% of the amount available for investment. Based on the foregoing, the Company may continue to reinvest repayments and disposition proceeds until November, 2000.

     If the Proposals are adopted, upon the repayment or sale of the Authorized Mortgage Investments currently held by the Company or any additional investments acquired by the Company pursuant to its new investment strategy, the Board of Trustees may either distribute such proceeds to Shareholders or invest such proceeds in additional Mortgage Investments, although the Board of Trustees expects that such funds, in most instances, will be reinvested in Mortgage Investments. In making such decisions, the Board of Trustees will consider the then current market environment for Mortgage Investments.

Proposal 5: Restructuring From a Finite-Life REIT to an Infinite-Life REIT

     The Company's Board of Trustees proposes that the Company's Declaration of Trust be amended to provide for the restructuring of the Company from a closed-ended, finite-life REIT to an open-ended, infinite-life REIT.

     The Company now conducts its business with a view to the liquidation of the Company's assets within the next six to eleven years. Under the Company's Declaration of Trust, the Company is required to terminate by December 31, 2025. Under the Proposals, the Declaration of Trust will be amended to permit the Company to continue perpetually.

     The Company's Board of Trustees believes that favorable opportunities now exist to develop a liquid trading market in the Company's Shares by listing the Shares for trading on the American Stock Exchange, and to acquire additional Mortgage Investments. If the Company were to remain a close-ended finite-life REIT, the Company would not be able to take full advantage of such opportunities. A disadvantage of this Proposal is that Shareholders will no longer hold interests in an entity holding a specified pool of assets that would liquidate and distribute the proceeds from its liquidation to Shareholders within a specified time period. Instead, the Company will be an ongoing entity that is not expected to liquidate its assets and the only way for investors to recoup their investment will be by selling their Shares, the price of which will be subject to fluctuations in the securities markets. See "RISK FACTORS--Risk of Restructuring to an Infinite-Life REIT," and "--Risks of Listing Shares on a National Securities Exchange Will Subject Shareholders to Market Risks Arising From Stock Price Fluctuations."

Proposal 6: Changes to the Company's Investment Policy

     The Company's Board of Trustees proposes that the Company's Declaration of Trust be amended to change the Company's investment policy to allow the Company
(i) to originate, securitize and acquire Authorized Mortgage Investments (i.e. government insured Mortgage Loans and acquire other investments of the type already authorized by the Company's current investment policy, (such as REMICs, CMOs, FHA, GNMA, FNMA and FHLMC Pass-Through Certificates), which will, comprise approximately 40% of the Company's new Mortgage Investments, and (ii) to originate and acquire the Proposed Mortgage Investments which the Company was not permitted to acquire under its current investment policy, which include uninsured CMBS and Mortgage Derivatives and to originate, securitize and acquire uninsured Mortgage Loans, which investments will comprise not more than 60% of the Company's new Mortgage Investments. Mortgage Loans that are originated with the intent of later securitizing such loans will be accumulated without limit and will be categorized under either clause (i) or (ii), as appropriate, when securitized. There are several disadvantages to Shareholders if the Company's investment strategy is so changed. First, Shareholders will no longer hold an investment in a static pool of assets composed of assets with which they are familiar and which has a proven track record, but instead will hold an investment in a changing pool of assets. While a portion of the newly acquired assets will consist of assets authorized under the current investment strategy, a portion will consist of new categories of Mortgage Investments, some of which involve more risk than the assets currently held by the Company.

The Company's Current Investment Policy

     The Company's current investment policy allowed the Company during the Company's offering and acquisition stages to invest the net proceeds of the Offering primarily in Mortgages. "Mortgages" include, in the broad sense, beneficial interests or participation interest in whole mortgages, mortgage certificates, mortgage backed securities (including collateralized mortgage obligations or "CMOs"), participation certificates backed by either a single mortgage or a pool of mortgages or interests in pass-through entities which, under the REIT provisions of the Code, would be considered to be qualifying real estate assets for the purposes of the Company's qualification as a REIT (e.g. REMICs which are real estate mortgage investment conduits as described in sections 860A through 860G of the Code.) The Company invested principally in two types of Mortgages: Originated Mortgages and Acquired Mortgages. Originated Mortgages include: (i) any Mortgage originated by or on behalf of the Company or by another lender and sold to the Company prior to the time it has been fully funded, the principal of which (excluding participating interest payments and any Additional Loan) is eligible for insurance by FHA and others under programs administered by HUD and shall also include Ginnie Mae mortgage-backed securities and Pass-Through Certificates backed by indebtedness secured by such a Mortgage; and (ii) any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional mortgage or mortgages originated by or on behalf of the Company. Acquired Mortgages include: (i) any Mortgage which is a fully funded Mortgage Loan made to an entity that owns a multifamily, primarily residential rental project or health care facility (a "Development") insured by FHA and acquire by or on behalf of the Company as a whole loan or a beneficial interest or a participating interest therein or by a purchase of mortgage-backed securities or Pass-Through Certificates backed by indebtedness secured by FHA insured Mortgage Loans; and (ii) any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional Mortgage or Mortgages and acquired by or on behalf of the Company other than in connection with the origination of the underlying Mortgage or Mortgages.

     Both Originated Mortgages and Acquired Mortgages are either (i) Fannie Mae certificates that are issued and guaranteed by Fannie Mae and backed by conventional Mortgages, (ii) Freddie Mac participation certificates that are issued and guaranteed by Freddie Mac and backed by conventional Mortgages; or
(iii) Mortgages insured by FHA, through programs administered by HUD, including beneficial interests or participation in whole loans, and Ginnie Mae mortgage-backed securities or participations and Pass-Through Certificates therein.

     The Company's current investment policy also permitted the Company during the Company's offering and acquisition stages to invest in "Additional Loans," which are non-interest bearing, uninsured loans made by the Company to the developer or the sponsor of a Development (or the general partners or other principals of the owner of the Development) in connection with a Mortgage Loan made by the Company to an entity that owns a Development. The current policy provides that no more than 7% of the net proceeds available for investment may be invested in Additional Loans. Mortgages (including Originated Mortgages and Acquired Mortgages) and Additional Loans are collectively referred to herein as "Authorized Mortgage Investments."

     As of December 31, 1998, the Company's portfolio consisted of (i) five Originated Mortgages (excluding GNMA Pass-Through Certificates), (ii) five uninsured Additional Loans, and (iii) four GNMA Pass-Through Certificates.

Related's Experience With Respect to Acquisitions of Proposed Mortgage
Investments

     Related Capital Company is a New York general partnership in which Stephen
M. Ross, through his interests in other entities, owns a significant interest. Related AMI Associates, Inc. (the "Advisor") is a Delaware corporation, majority owned and controlled by Stephen M. Ross and therefore the Advisor is an affiliate of Related Capital Company (Related Capital Company and its affiliates are referred to in this Consent Statement as "Related").

     The Advisor will use the management skills, relationships and resources of Related in implementing the Company's new business plan. The Company's new business plan will be focused primarily on three areas of activity: (i) origination and/or acquisition of participating and non-participating FHA insured multifamily Mortgages, (ii) origination and securitization of uninsured multifamily Mortgages and (iii) acquisition of Subordinated Interests in CMBS collateralized by multifamily housing properties. Related is one of the nation's largest developers, managers and financiers of multifamily housing and is the third largest owner of multifamily housing in the United States. As such Related has developed substantial experience with respect to all aspects of the multifamily industry. Such experience includes the development of 34,000 multifamily units, ownership interests in over 126,344 multifamily units and the debt and/or equity financing of over 111,537 units. Included in this multifamily activity is the underwriting, origination and/or acquisition of over $288,802,472 of FHA insured multifamily mortgage loans and underwriting, origination and securitization of over $679,189,580 of uninsured multifamily loans. Related is an organization with more than 750 employees and more than 800 properties located in 44 states. For over 25 years, Related has provided debt and equity financing to multifamily real estate properties valued at over $8 billion. During such 25 year period, Related has established significant relationships with retail and institutional investors, investment banking firms and developers and mortgage and real estate brokers. Although Related has sufficient multifamily loan underwriting, origination and acquisition experiences necessary to evaluate subordinated CMBS investments, it has not directly acquired a significant amount of such investments.


The Company's Proposed Investment Policy

     A. General Strategy. The Advisor and the Company's Board of Trustees believe that favorable opportunities exist to invest in various types of Mortgage Investments. If the Proposals are adopted, the Company's investment policy will be to maximize its net income by investing in a diversified portfolio of insured and a limited amount of uninsured Mortgage Loans, Subordinated Interests in CMBS and the other real estate related assets described below. In creating and managing its investment portfolio, the Company will utilize the Advisor's and Related's expertise and the significant business relationships between the Advisor and Related, as well as unrelated participants in the real estate industry. The Advisor, in its discretion, subject to the supervision of the Board of Trustees and to the REIT provisions of the Code, will evaluate and monitor the Company's assets and will determine how long such assets should be held in the Company's portfolio. Thus, the Advisor will actively manage the Company's assets, and, unlike Mortgage Loans acquired or originated by the Company under the Company's current investment policy, such assets may not be held to maturity. Although the Company intends to manage its assets actively, it does not intend to acquire, hold or sell assets in such a manner that such assets would be characterized as dealer property for federal income tax purposes.

     The Company intends to acquire the following types of investments: (i) Authorized Mortgage Investments (which consist of Originated Mortgages, Acquired Mortgages and Additional Loans), and (ii) Proposed Mortgage Investments which are investments of the type not authorized by the Company's current investment policy which will include Mortgage Loans that are not government insured, CMBS (including Subordinated Interests in CMBS), fixed and adjustable rate Mortgage Derivatives, including IOs and POs, Construction Loans, Bridge Loans, and Mezzanine Loans (the Proposed Mortgage Investments together with the Authorized Mortgage Investments, are collectively referred to as the "Mortgage Investments"). Approximately forty percent (40%) of the Company's new Mortgage Investments will consist of Authorized Mortgage Investments, and no more than sixty percent (60%) of the Company's new Mortgage Investments will consist of the Proposed Mortgage Investments described above. The Company anticipates that most of the Proposed Mortgage Investments acquired by the Company will be equally comprised of rated Subordinated Interests acquired from third parties, unrated Subordinated Interests acquired from third parties, and rated and unrated Subordinated Interests in CMBS originated by the Company, with a smaller amount comprised of all other Proposed Mortgage Investments. However, there can be no assurance that the composition of the Proposed Mortgage Investments acquired by the Company will be as stated above. Mortgage Loans that are originated with the intent of later securitizing such loans will be accumulated without limit and will be categorized under either clause (i) or (ii), as appropriate, when securitized. Consistent with the Company's policy of maintaining its status as a REIT for federal income tax purposes, substantially all of the Company's assets will consist of qualified REIT assets under the REIT Provisions of the Code. See "Description of Real Estate Related Assets" for a description of these instruments.

     The Company intends to engage in certain transactions with affiliates of the Advisor. First, the Company intends to purchase a portion of the Mortgages secured by Section 42 Tax Credits whose underlying properties are either developed or owned by partnerships sponsored by Related. In addition, the Company may seek to have RMC, an affiliate of the Advisor, acquire rights to service defaulted Mortgage Loans in which the Company has an interest. See "Description of Real Estate Related Assets--Commercial Mortgage Backed Securities." The Company's current Declaration of Trust allows the Company to lend funds to its affiliates, although to date, the Company has not done so. The Company may make loans to its affiliates in the future. Pursuant to the Declaration of Trust, any transaction with affiliates requires the approval of the majority of the members of the Board of Trustees, including a majority of the independent trustees.

     The Company will finance its assets with borrowings, issuances of debt and equity securities (including preferred shares) and disposition proceeds and expects that it will maintain a Permanent Debt-to-equity ratio of 1:1. The Company will incur debt under the Working Capital Line(s) and with Permanent Debt. See "Proposal 3: Borrowings."

     The Company's policy is to acquire those Mortgage Investments which it believes are likely to generate the highest returns on capital invested, after considering the amount and nature of anticipated cash flows from the asset, the Company's ability to pledge the asset to secure collateralized borrowings, the capital requirements resulting from the purchase and financing of the asset, the potential for appreciation and the costs of financing, hedging and managing the asset. Prior to acquisition, potential returns on capital employed will be assessed over the expected life of the asset and in a variety of interest rate, yield spread, financing cost, credit loss and prepayment scenarios. In managing the Company's portfolio, the Advisor also will consider balance sheet management and risk diversification issues.

     B. General Operating Policies; Services of the Advisor and its
Affiliates. The operating policies of the Company will remain substantially unchanged. The Board of Trustees will remain responsible for the management and control of the Company (with certain decisions requiring the consent of the independent trustees) and the Advisor will continue to be retained by the Company to select investments and to supervise the day-to-day operations of the Company. The Advisor is an affiliate of Related Capital Company (Related Capital Company and its affiliates, referred to in this Consent Statement as "Related"). Related is the third largest owner of multifamily housing in the United States, according to the 1998 survey conducted by the National Multihousing Council and Related has more than 750 employees and more than 800 properties located in 44 states. Related and its predecessor companies have specialized in offering debt and equity products to mid-market multifamily owners and developers for over 25 years and Related has provided debt and equity financing to properties valued at over $8 billion. The Advisor will be able to use the management skills, relationships and resources of Related to implement the Company's new investment strategy.

     C. Mortgage Origination. Related, as an experienced full service real estate organization, has developed a comprehensive evaluation and acquisition procedure which the Advisor will implement in its selection of the Company's new investments. Since its inception, Related has provided over $8 billion of debt and equity financing to finance over 925 properties representing over 126,000 units of multifamily housing. Each Mortgage Loan originated by the Company will be subjected to in depth reviews by Related's real estate professionals. Such reviews will encompass significant financial, market and other relevant analysis.

     D. Securitization. The Company also intends to originate, acquire and accumulate Mortgage Loans for securitization. In a securitization, the collateral (whether whole Mortgage Loans or CMBS) typically will be transferred into a qualified REIT subsidiary, and that entity will issue non-REMIC CMOs. The transaction may be structured either as debt or equity, with the issuer retaining an equity interest in the collateral (debt transaction) or a subordinated residual equity interest in the assets sold (equity transaction).

     In a debt transaction, the principal balance of the collateral (whether whole loans or CMBS) will exceed the principal balance of the CMOs. Thus, once the CMOs are paid in full, the issuer will own the collateral free of the lien of the CMO debt. During the period in which the Company is acquiring Mortgage Loans for securitization, the Company is likely to borrow funds secured by such loans pursuant to the Working Capital Line(s). The Company intends to securitize Mortgage Loans primarily by issuing structured debt in non-REMIC transactions. Under this approach, for accounting purposes, the securitized Mortgage Loans will remain on the Company's balance sheet as assets and the debt obligations (the CMOs) will appear as liabilities. The proceeds of securitizations by the Company will be used to reduce preexisting borrowings relating to such assets and to purchase additional assets. Issuing structured debt in this manner locks in potentially less expensive, long-term, non-recourse financing that better matches the terms of the Mortgage Loans and fixed-income instruments serving as collateral for such debt.

     The Company also may employ, from time to time to the extent consistent with the REIT provisions of the Code, other forms of securitization under which a "sale" of an interest in the Mortgage Loans occurs, and a resulting gain or loss is recorded on the Company's balance sheet for accounting purposes at the time of sale. In a "sale" securitization, only the net retained interest in the securitized Mortgage Loans will remain on the Company's balance sheet. The Company may elect to conduct certain of its securitization activities, including such sales, through one or more taxable subsidiaries or through "Qualified REIT Subsidiaries," as defined under the REIT provisions of the Code, formed for such purpose. To the extent consistent with the REIT provisions of the Code, such entity would elect to be taxed as a REMIC or a Financial Asset Securitization Investment Trust ("FASIT"). "Sale" transactions (along with various other activities) may be conducted through a taxable subsidiary of the Company.

     The Company expects that it will retain interests in the underlying Mortgage Loans which will be subordinated with respect to payments of principal and interest on the underlying Mortgage Loans to the classes of securities issued to investors in such securitizations. Accordingly, any losses incurred on the underlying Mortgage Loans will be applied first to reduce the remaining amount of the Company's retained interest, until reduced to zero. Thereafter, the Company would have no further exposure to losses.

     Typically, in connection with the creation of a new Mortgage Loan securitization, the issuer generally will be required to enter into a master servicing agreement with respect to such series of mortgage securities with an entity acceptable to one or more nationally recognized rating agencies that regularly engage in the business of servicing Mortgage Loans (a "Master Servicer"). The Company will attempt to acquire or retain the right to initiate, direct or forbear foreclosure proceedings in connection with defaults on any of the underlying Mortgage Loans in order to protect its subordinated interests in such loans from being extinguished in favor of senior debt. The Company may retain Related Mortgage Company ("RMC"), an affiliate of the Advisor, as a Special Servicer to maintain borrower performance and to exercise available remedies, including foreclosure, at the direction of the Company. The Company does not currently intend to retain a Master Servicer. Exercise of such rights may require the Company to be responsible for advancing payments to investors in such securitizations as if such default has not occurred.

     E. Credit Risk Management. With respect to its assets, the Company will be exposed to various levels of credit and special hazard risk, depending on the nature of the underlying assets and the nature and level of credit enhancements supporting such assets. The Company will originate or purchase Mortgage Loans which meet minimum debt service coverage standards established by the Company. With respect to the Company's acquisition of its current portfolio of assets, the Advisor reviewed and monitored credit risk and other risks of loss associated with such assets and the Advisor will perform the same services with respect to all new investments made by the Company going forward. In addition, the Advisor will seek to diversify the Company's portfolio of assets to avoid undue geographic, issuer, industry and certain other types of concentrations. The Company's Board of Trustees will monitor the overall portfolio risk and review levels of provision for loss.

     F. Asset/Liability Management. The Company will follow an interest rate risk management policy intended to mitigate the negative effects of major interest rate changes. The Company intends to minimize its interest rate risk from borrowings both through hedging activities and by attempting to structure the key terms of its borrowings to generally correspond (in the aggregate for the entire portfolio, and not on an asset-by-asset basis) to the interest rate and maturity parameters of its assets. See "Proposal 3: Borrowing--Hedging Activities."


Description of Real Estate Related Assets

     A. Authorized Mortgage Investments and Uninsured Mortgages. The Company intends to purchase additional Authorized Mortgage Investments which will comprise approximately forty percent (40%) of the Company's new Mortgage Investments. In selecting additional Authorized Mortgage Investments, the Advisor will implement substantially the same procedures it used in acquiring the assets currently held by the Company. With respect to Mortgage Loans, such Mortgage Loans may be originated by the Company or purchased from various suppliers of mortgage assets throughout the United States, such as savings and loan associations, banks, mortgage bankers, home builders, insurance companies and other mortgage lenders. The Company may acquire Mortgage Loans directly from third party originators and from entities holding Mortgage Loans originated by others. The Board of Trustees of the Company has not established any limit upon the geographic concentration of the underlying properties securing Mortgage Loans to be acquired or originated by the Company or the credit quality of the underlying borrowers of uninsured mortgage assets.

     In considering whether to acquire a pool of Mortgage Loans, the Advisor will perform certain due diligence tasks on behalf of the Company that reasonably may be expected to provide relevant and material information as to the value of the Mortgage Loans within that pool and whether the Company should acquire that pool. With respect to all loans to be originated by the Company (including loans which will be used in the origination of CMBS), the Advisor will assess the overall feasibility of the underlying property including design, amenity package, unit mix and target market. In addition the Advisor will assess the demand for the property, the market, competition and the economy in the surrounding area. Estimates will be made of stabilized rents and expenses, and replacement reserves levels will be established for each property. The proposed management company associated with each property will be evaluated to determine their level of competency. With respect to the Company's acquisition of CMBS from third parties, the Advisor will perform similar due diligence procedures on a sampling of the properties securing such CMBS.

     The Advisor will select Mortgage Loans only at prices that, in the Advisor's opinion, are fair to the Company and that meet the Company's investment criteria. In determining the price of a Mortgage Loan, the Advisor will review and analyze a number of factors. These factors include market conditions (market interest rates, the availability of mortgage credit and economic, demographic, geographic, tax legal and other factors). They also include the yield to maturity of the Mortgage Loan, the liquidity of the Mortgage Loan, the limitations on the obligations of the seller with respect to the Mortgage Loan, the rate and timing of payments to be made with respect to the Mortgage Loan, the mortgaged property underlying the Mortgage Loan, the risk of adverse fluctuations in the market values of that mortgaged property as a result of economic events or governmental regulations, the historical performance and other attributes of the property manager responsible for managing the mortgaged property, relevant laws limiting actions that may be taken with respect to loans secured by real property and limitations on recourse against the obligors following realization on the collateral through various means, risks of timing with respect to Mortgage Loan prepayments, risks associated with geographic concentration of underlying assets constituting the mortgaged property for the relevant Mortgage Loan, environmental risks, pending and threatened litigation, junior liens and other issues relating to title, a prior history of defaults by affiliated parties on similar and dissimilar obligations, and other factors.

     The Company will also acquire additional Authorized Mortgage Investments which are not Mortgage Loans. Such Authorized Mortgage Investments include (i) Additional Loans (up to 7% of the Company's total assets), (ii) Pass-Through Certificates issued by FNMA, FHLMC and GNMA, (iii) FNMA Certificates, (iv) FHLMC Certificates, (v) GNMA Certificates, (vi) CMOs, and (vii) REMICs.

     B. Mortgage Loans Secured by Multifamily Housing Using Section 42 Tax Credits. The Company intends to focus a significant amount of its origination and acquisition activity on Mortgage Loans secured by multifamily housing ("Section 42 Properties") using Federal Low Income Housing Tax Credits, pursuant to section 42 of the Code (the "Section 42 Tax Credits"). The Company expects that with respect to a significant portion of such Mortgage Loans, the underlying properties securing such loans will be properties which are developed or owned by investment partnerships sponsored by Related. The Company estimates that as much as 50% of all new multifamily housing being developed in the United States utilizes the assistance of Section 42 Tax Credits. In addition, the Company believe that, due to the financial characteristics of many of the owners of such properties and the negative tax consequences they suffer in the event such properties default on their mortgage payments, mortgages secured by such properties have a lower risk profile, especially during the first 12 years of operations, than do market rate multifamily housing with similar levels of debt. The Board of Trustees expects that a majority of the Mortgage Loans originated by the Company will be secured by
Section 42 Properties and that the Company may securitize such loans and retain subordinated interest in those securitizations.

     C. Construction Financing, Bridge Financing and Loans Subject to Prior Liens. The Company intends to only invest in or provide Construction Loans where a Construction Loan is secured by a first lien mortgage, deed of trust or deed to secure debt, as collateral security for the borrower's obligations with respect to the Construction Loan. In addition, the Company intends to only make a Construction Loan if such loan is secured by a letter of credit from a financial institution rated at least A- by Standard & Poor's, which letter of credit will secure construction completion in an amount equal to 100% of the loan proceeds advanced by the Company. The letters of credit will allow the Company to draw against them in the event that the borrower has not completed construction by an agreed-upon date. In addition, the Company may invest in or provide Mezzanine Loans to owners of real properties that are encumbered by first lien mortgages, deeds of trust or deeds to secure debt, in which case the Company's Mezzanine Loans generally will be secured by junior liens on the subject properties. The policy of the Company is that, at the time of origination of a Mezzanine Loan, the value of the subject property should exceed the sum of the outstanding balances of the debt secured by the first lien and the maximum amount contemplated to be advanced by the Company under the Mezzanine Loan. With respect to Mezzanine Loans, the Company may receive not only a stated fixed or variable interest rate on the loan, but also a percentage of gross revenues and/or a percentage of the increase in the fair market value of the property securing repayment of that Mezzanine Loan, payable upon maturity or refinancing of the applicable Mezzanine Loan or upon the sale of the property. The Company may also provide bridge financing, generally in the form of secured loans, for the acquisition of Mortgage Loan portfolios.

     D. Commercial Mortgage Backed Securities. The Company intends to acquire CMBS, primarily non-investment grade classes, from various sources. MBS typically are divided into two or more interests, sometimes called "tranches" or "classes." The senior classes are often securities which, if rated, would have ratings ranging from low investment grade "BBB" to higher investment grades "A," "AA" or "AAA." The junior, subordinated classes typically would include one or more non-investment grade classes which, if rated, would have ratings below investment grade "BBB." Such subordinated classes also typically include an unrated higher-yielding, credit support class (which generally is required to absorb the first losses on the underlying Mortgage Loans).

     CMBS generally are issued either as collateralized mortgage obligations (either "CMOs" or "CMO Bonds") or pass-through certificates ("Pass-Through Certificates"). CMO Bonds are debt obligations of special purpose corporations, owner trusts or other special purpose entities secured by commercial mortgage loans or CMBS. Pass-Through Certificates evidence interests in trusts, the primary assets of which are Mortgage Loans. CMO Bonds and Pass-Through Certificates may be issued or sponsored by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and other entities. CMBS are not guaranteed by an entity having the credit status of a governmental agency or instrumentality and generally are structured with one or more of the types of credit enhancement described below. In addition, CMBS may be illiquid. See "RISK FACTORS--Ownership of Non-Investment Grade Mortgage Assets Subject to Increased Risk of Loss."

     In most commercial mortgage loan securitizations, CMBS are issued in multiple classes or tranches in order to obtain investment-grade ratings for the senior classes and thus increase their marketability. Each class of CMBS may be issued with a specific fixed or variable coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the Mortgage Loans comprising the mortgage collateral (i.e., mortgage pass-through securities or pools of whole loans securing or backing a series of CMBS) ("Mortgage Collateral") may cause the CMBS to be retired substantially earlier than their stated maturities or final scheduled distribution dates, although, with respect to commercial Mortgage Loans, there generally are penalties for or limitations on the ability of the borrower to prepay the loan. Interest is paid or accrued on CMBS on a periodic basis, typically monthly.

     The credit quality of CMBS depends on the credit quality of the underlying Mortgage Collateral. CMBS are backed generally by a limited number of commercial or multifamily mortgage loans with larger principal balances than those of single family mortgage loans.

As a result, a loss on a single mortgage loan underlying a CMBS will have a greater negative effect on the yield of such CMBS, especially the Subordinated Interests in such CMBS.

     Among the factors determining the credit quality of the underlying mortgage loans will be the ratio of the mortgage loan balances to the value of the properties securing the mortgage loans, the purpose of the mortgage loans (e.g., refinancing or new purchase), the amount of the mortgage loans, their terms and the geographic diversification of the location of the properties, and the credit-worthiness of tenants. Moreover, the principal of and interest on the underlying mortgage loans may be allocated among the several classes of a CMBS in many ways, and the credit quality of a particular class results primarily from the order and timing of the receipt of cash flow generated from the underlying mortgage loans. Subordinated Interests carry significant credit risks. Typically, in a "senior-subordinated" structure, the Subordinated Interests provide credit protection to the senior classes by absorbing losses from loan defaults or foreclosures before such losses are allocated to senior classes. Moreover, typically, as long, as the more senior tranches of securities are outstanding, all prepayments on the mortgage loans generally are paid to those senior tranches, at least until the end of a lock-out period, which typically is five years or more. In some instances, particularly with respect to Subordinated Interests in commercial securitizations, the holders of Subordinated Interests are not entitled to receive scheduled payments of principal until the more senior tranches are paid in full or until the end of a lock-out period. Because of this structuring of the cash flows from the underlying Mortgage Loans, Subordinated Interests in a typical securitization are subject to a substantially greater risk of non-payment than are those more senior tranches. Accordingly, the Subordinated Interests are assigned lower credit ratings, or no ratings at all. Neither Subordinated Interests nor the underlying mortgage loans are guaranteed by agencies or instrumentalities of the U.S. government or by other governmental entities and accordingly are subject, among other things, to credit risks. See "Risk Factors--Non-Investment Grade Mortgage Assets Subject to Increased Risk of Loss."

     Before acquiring Subordinated Interests from third parties, the Advisor on behalf of the Company intends to perform certain credit underwriting and stress testing to attempt to evaluate future performance of the Mortgage Collateral supporting such CMBS, including (i) a review of the underwriting criteria used in making Mortgage Loans comprising the Mortgage Collateral for the CMBS, (ii) a review of the relative principal amounts of the loans, their loan-to-value ratios as well as the Mortgage Loans' purpose and documentation, (iii) where available, a review of the historical performance of the loans originated by the particular originator and (iv) some level or re-underwriting the underlying mortgage loans, as well as selected site visits. The Advisor will apply its experience in underwriting multifamily and other commercial real estate to perform such testing. The Advisor's employees have broad experience underwriting and Servicing various types of performing and nonperforming income-producing real estate, including multifamily and retail properties and in evaluating the projected financial performance of the properties to determine their resiliency to a market downturn and applies varying capitalization rates to assess collateral value.

     Many of the Subordinated Interests that may be acquired by the Company may not have been registered under the Securities Act but instead initially were sold in private placements. Because Subordinated Interests acquired in private placements have not been registered under the Securities Act, they will be subject to certain restrictions on resale and, accordingly, will have more limited marketability and liquidity.

     Although there are some exceptions, most issuers of multi-class CMBS elect to be treated, for federal income tax purposes, as REMICS. The Company may acquire not only Subordinated Interests that are treated as regular interests in REMICS, but also those that are designated as REMIC residual interests. Unlike regular interests in REMICS, REMIC residual interests typically generate forms of "phantom income" that bear no relationship to the actual economic income that is generated by a REMIC.

     As a result of the typical "senior-subordinated" structure, the subordinated classes of CMBS will be extremely sensitive to losses on the underlying Mortgage Loans. Accordingly, the holder of the Subordinated Interest is particularly interested in minimizing the loss frequency (the percentage of the loan balances that default over the life of the mortgage collateral) and the loss severity (the amount of loss on defaulted Mortgage Loans, i.e., the principal amount of the Mortgage Loan unrecovered after applying any recovery to the expenses of foreclosure and accrued interest) on the underlying Mortgage Loans.

     Losses on the Mortgage Collateral underlying the Company's CMBS will depend upon a number of factors, many of which will be beyond the control of the Company or the applicable servicer. Among other things, the default frequency on the Mortgage Collateral will reflect broad conditions in the economy generally and real property, particularly economic conditions in the local area in which the underlying mortgaged property is located, the loan-to-value ratio of the Mortgage Loan, the purpose of the loan, and the debt service coverage ratio (with respect to commercial and multifamily Mortgage Loans). The loss severity on the Mortgage Collateral will depend upon many of the same factors described above, and will also be influenced by certain legal aspects of Mortgage Loans that underlie the CMBS acquired by the Company, including the servicer's ability to foreclose on the defaulted Mortgage Loan and sell the underlying mortgaged property. Various legal issues affect the ability to foreclose on a Mortgage Loan or sell the mortgaged property. These legal issues may extend the time of foreclosure proceedings or may require the expenditure of additional sums to sell the underlying Mortgage Collateral, in either case increasing the amount of loss with respect to the Mortgage Loans.

     Unlike the owner of Mortgage Loans, the owner of Subordinated Interests in CMBS ordinarily does not control the servicing of the underlying Mortgage Loans. In this regard, the Company intends to attempt to negotiate for the right to cure any defaults on senior CMBS classes and for the right to acquire such senior classes in the event of a default or for other similar arrangements. The Company may also seek to have RMC, acquire rights to service defaulted mortgage loans, including rights to control the oversight and management of the resolution of such Mortgage Loans by workout or modification of loan provisions, foreclosure, deed in lieu of foreclosure or otherwise, and to control decisions with respect to the preservation of the collateral generally, including property management and maintenance decisions ("Special Servicing Rights") with respect to the Mortgage Loans underlying CMBS in which the Company owns a Subordinated Interest. Such rights to cure defaults and Special Servicing Rights may give the Company, for example, some control over the timing of foreclosures on such Mortgage Loans and, thus, may enable the Company to reduce losses on such Mortgage Loans. No assurances can be made, however, that RMC or the Company will be able to acquire such rights to cure, Special Servicing Rights or other similar arrangements or that losses on the Mortgage Loans will not exceed the Company's expectations. RMC is not currently a rated special servicer but RMC intends to seek to become rated as a special servicer. Until RMC can act as a rated special servicer, it will be difficult to obtain Special Servicing Rights with respect to the Mortgage Loans underlying Subordinated Interests in CMBS. Although the Company's strategy is to purchase Subordinated Interests in CMBS from third parties at a price designed to return the Company's investment and generate a profit thereon, there can be no assurance that such goal will be met or, indeed, that the Company's investment in a Subordinated Interest will be returned in full or at all. See "RISK FACTORS--Non-Investment Grade Mortgage Assets Subject to Increased Risk of Loss."

     The Company intends to purchase tranches of CMBS that are rated below investment grade by one or more rating agencies ("BB" or "B" class) or are not rated. The Company intends to acquire Subordinated Interests primarily through private placements in the primary market but the Company may consider additional secondary market purchases as they become available. The Company may pursue the acquisition of performing and nonperforming (i.e., defaulted) Subordinated Interests in CMBS.

     E. Privately Issued Pass-Through Certificates. Privately issued Pass-Through Certificates are structured similarly to the FNMA, FHLMC and GNMA pass-through certificates and are issued by originators of and investors in Mortgage Loans, including savings and loan associations, savings banks, commercial banks, mortgage banks, investment banks and special purpose subsidiaries of such institutions. Privately issued Pass-Through Certificates are usually backed by a pool of conventional Mortgage Loans and are generally structured with credit enhancement such as pool insurance or subordination. However, privately issued Pass-Through Certificates are typically not guaranteed by an entity having the credit status of FNMA, FHLMC or GNMA guaranteed obligations.

     F. Mortgage Derivatives. The Company may acquire Mortgage Derivatives, including IOs, Inverse IOs, Sub IOs payments in exchange for mortgage guarantees, and floating rate derivatives, as market conditions warrant. Mortgage Derivatives provide for the holder receive interest only, principal only, payments in lieu of interest or principal or interest and principal in amounts that are disproportionate to those payable on the underlying Mortgage Loans. Payments on Mortgage Derivatives are highly sensitive to the rate of prepayments on the underlying Mortgage Loans. In the event that prepayments on such Mortgage Loans occur more frequently than anticipated, the rates of return on Mortgage Derivatives representing the right to receive interest only or a disproportionately large amount of interest, i.e., IOs would be likely to decline. Conversely, the rates of return on Mortgage Derivatives representing the right to receive principal only or a disproportional amount of principal, i.e., POs, would be likely to increase in the event of rapid prepayments.

     Some IOs in which the Company may invest, such as Inverse IOs, bear interest at a floating rate that varies inversely with (and often at a multiple of) changes in a specific index. The yield to maturity of an Inverse IO is extremely sensitive to changes in the related index. The Company also may invest in inverse floating rate Mortgage Derivatives which are similar in structure and risk to Inverse IOs, except they generally are issued with a greater stated principal amount than Inverse IOs.

     Other IOs in which the Company may invest, such as Sub IOs, have the characteristics of a subordinated interest. A Sub IO is entitled to no payments of principal; moreover, interest on a Sub IO often is withheld in a reserve fund or spread account to fund required payments of principal and interest on more senior trenches of mortgage securities. Once the balance in the spread account reaches a certain level, excess funds are paid to the holders of the Sub IO. These Sub IOs provide credit support to the senior classes and thus bear substantial credit risks. In addition, because a Sub IO receives only interest payments, its yield is extremely sensitive to the rate of prepayments (including prepayments as a result of defaults) on the underlying Mortgage Loans.

     IOs can be effective hedging devices because they generally increase in value as fixed-rate mortgage securities decrease in value. The Company also may invest in other types of derivatives currently available in the market and other Mortgage Derivatives that may be developed in the future if the Advisor determines that such investments would be advantageous to the Company.

Future Modifications of the Company's New Investment Policy

     The Declaration of Trust, as amended, will continue to provide that any modifications to the Company's investment policy will require the consent of the holders of a majority of the Shares. However, because the proposed new investment policy permits investments in a very broad range of mortgage assets, the Board of Trustees will have greater flexibility in making investments without the need to either further expand the provisions of the Declaration of Trust or obtain any additional consents from the Shareholders.

Proposal 7: Consent Required for Termination of the Company

     The Board of Trustees proposes that the Declaration of Trust be amended so that the termination of the Company at any time will require the consent of a majority of the Trustees and the holders of a majority of the outstanding Shares. The Declaration of Trust currently provides that the Company may be terminated upon the affirmative vote of the holders of a majority of the Shares without the consent of the Trustees. This change is being proposed so as to ensure the limited liability of the Shareholders under Massachusetts law.

Proposal 8: Additional Conforming Changes to the Declaration of Trust

     The Board of Trustees proposes that various conforming amendments be made to the Declaration of Trust to reflect the Company's new investment policy and the other items discussed in this Consent Statement. See "COMPARISON OF PROVISIONS OF DECLARATION OF TRUST BEING AMENDED PURSUANT TO THE PROPOSALS" and Second Amended and Restated Declaration of Trust attached to this Consent Statement as Annex C.

Proposal 9: Adoption of an Incentive Share Option Plan

     Upon the approval of the Proposals, the Company's Board of Trustees will adopt the Incentive Share Option Plan, the purpose of which is to (i) attract and retain qualified persons as trustees and officers of the Company and (ii) to incentivize and more closely align the financial interests of the Advisor with the interests of the Shareholders by providing the Advisor with a substantial financial interest in the Company's success (each, a "Potential Optionee", and collectively, "Potential Optionees"). The Board of Trustees will appoint a compensation committee (the "Compensation Committee") which will be comprised of the independent trustees and which will be authorized and directed to administer the Incentive Share Option Plan. Pursuant to the Incentive Share Option Plan, if the Company's distributions per Share made from cash available for distributions ("CAD") in the immediately preceding calendar year exceeds $1.45 per Share in any calendar year (i.e. the annual distributions for the fiscal year ended December 31, 1997), the Compensation Committee will have the authority to issue options to purchase, in the aggregate, that number of Shares which is equal to three percent (3%) of the Shares outstanding as of December 31 of the immediately preceding calendar year, provided, that the Compensation Committee may only issue, in the aggregate, options to purchase a maximum number of Shares over the life of the Incentive Stock Option Plan equal to ten percent (10%) of the Shares outstanding on the date the Proposals are approved. The Company's CAD will consist of the Company's net income adjusted for certain non-cash charges. Proceeds from borrowings will not be included in the calculation of CAD.

     Subject to the limitations described in the preceding paragraph, if the Compensation Committee does not grant the maximum number of options in any year, then the excess of the number of authorized options over the number of options granted in such year will be added to the number of authorized options in the next succeeding year and will be available for grant to Potential Optionees by the Compensation Committee in such succeeding year.

     Pursuant to the Incentive Share Option Plan, the Compensation Committee will not be authorized to grant any options until six months after the Shares have been listed for trading on the American Stock Exchange. All options granted by the Compensation Committee will have an exercise price equal to or greater than the fair market value of the Shares on the date of the grant. The maximum option term to be established by the Compensation Committee will be ten
(10) years from the date of grant and the minimum option term, if any, will be one year from the date of grant. All stock options granted pursuant to the Incentive Share Option Plan will vest immediately upon issuance.

     Any Shares issued pursuant to the Incentive Share Option Plan may dilute the equity of Shareholders.

     If the holder of an option ceases to serve as a trustee or officer of, or Advisor to, the Company for any reason (other than removal for "cause" as defined in the Incentive Share Option Plan) options that have been previously granted to such holder and that are vested as of the date such holder ceases to serve as a director, officer, or Advisor may be exercised by such holder or such holder's legal representative in accordance with and subject to the Incentive Share Option Plan. If the holder of an option is removed as a director, officer or employee or Advisor of the Company for cause, options that have been previously granted to such holder and that have not been vested will be forfeited and options that are vested as of the date of such cessation may be exercised by such holder in accordance with and subject to the Incentive Share Option Plan.

     The Company intends to file with the Securities and Exchange Commission, on or before 180 days after the date the Proposals are adopted by the Shareholders, a Registration Statement on Form S-8 with respect to the Shares to be issued pursuant to the Incentive Share Option Plan. Shares, if any, issued pursuant to the Incentive Share Option Plan prior to the date on which the Company's Registration Statement on Form S-8 becomes effective will be restricted securities in the hands of the holders thereof. Shares to be issued pursuant to the Incentive Share Option Plan after the date on which the Company's Registration Statement on Form S-8 becomes effective, will be registered under the Securities Act pursuant to such Form S-8.

Actions to Be Taken Upon Approval of the Proposals Which Do Not Require Shareholder Consent

Increasing the Number of Authorized Shares; Issuance of Additional Equity and Debt Securities

     Upon the Shareholders' adoption of the Proposals, the Board of Trustees will increase the number of authorized Shares from 12,500,000 to 20,000,000 and will issue, on an as needed basis, additional debt and equity securities, the proceeds at which will be used to operate the Company as an ongoing business and to acquire additional assets in accordance with the Company's new investment policy.

     The Declaration of Trust currently does not provide for a specified number of authorized shares but it does provide that the Board of Trustees can issue additional debt and equity securities although the original prospectus used in the Offering contemplated that the authorized number of Shares was 12,500,000 and that no additional Shares would be offered upon completion of the Offering. The Board of Trustees believes that an increase in the number of authorized Shares is desirable in order to provide the Company with the flexibility required in order to take advantage of opportunities that currently exist in the markets to acquire Mortgage Investments. If the Proposals are adopted, the Company will issue additional debt and equity securities as and when needed to achieve its investment objectives, which securities may or may or may not be offered pursuant to a registered public offering. The Board of Trustees anticipates that the Company will first utilize the Working Capital Line(s) or similar types of financing secured by its current portfolio of assets to acquire Mortgage Investments, and may, at some later date, raise funds through the issuance of debt and equity securities. If such offering of debt and equity securities were pursued, it is contemplated that the proceeds would be used principally to acquire Mortgage Investments. The Company currently has no commitments to issue Shares or other debt and equity securities and has no commitments to acquire any additional investments.

     The issuance of additional Shares could have a substantial effect on the interests and rights of current holders of the Shares. Issuance of additional Shares will reduce the ownership percentage of existing holders of Shares and may have the effect of reducing the price of the Shares. On the other hand, following the issuance of additional Shares, the Board of Trustees believes that there will be a broader distribution of, and greater liquidity for, the Company's Shares, as well as the opportunity for greater coverage of the Company by analysts within the investment community. See "RISK FACTORS--Issuance of Additional Shares May Result in Dilution to Shareholders and Price Reductions."


     Change in the Advisory Agreement's Fee Structure


       General

     Upon the Shareholders' approval of the Proposals, the Company's Board of Trustees will amend the Advisory Agreement so as to change the Advisory Agreement's fee structure as set forth below.

     The Advisor's current fees were structured based on the assumption that the Company would invest in the Authorized Mortgage Investments and would terminate approximately six to eleven years after the completion of its acquisition stage. If the Proposals are adopted resulting in the restructuring of the Company as a publicly traded open-ended, infinite-life REIT that will raise funds and invest such funds, along with disposition proceeds, in additional Mortgage Investments, the Board of Trustees believes that it would then be appropriate to restructure the fees paid by the Company to the Advisor so that such fees associated with the new Mortgage Investments that are acquired or originated by the Company are similar to the fees paid by other publicly traded, infinite-life REITs that follow investment strategies similar to the Company's new investment policy.

     If the Proposals are adopted by the Shareholders, (i) the Advisor will receive a lower rate of annual fees, however the fees will be payable over a longer period of time and assuming a larger portfolio of assets, such fees will aggregate substantially more than they would have if the REIT was not restructured as an infinite-life REIT, and (ii) although all acquisition and disposition fees will be eliminated, the annual asset management fees payable to the Advisor will be greater than the annual asset management fees currently being paid to the Advisor if the Company is successful in acquiring additional Mortgage Assets because the asset base is when such fees are calculated will increase. See "CONFLICTS OF INTEREST."


       Current Structure; Fee Limitations

     Under the terms of the current Advisory Agreement, since the Company is currently in its operational stage, the Company pays the Advisor (i) an asset management fee equal to .625% of Total Invested Assets, and (ii) reimbursements for all operating expenses. Subject to increase by the Company's independent trustees, the annual Total Operating Expenses of the Company (including fees and reimbursements to the Advisor) may not exceed the greater of (i) 2% of the Average Invested Assets of the Company or (ii) 25% of the Company's Net Income (see the "Glossary" for definition of the foregoing capitalized terms) (the "Operating Expense Limitation"). In addition, the Advisor receives distributions of cash flow on the Shares owned by the Advisor on the same basis as distributions of cash flow are made to other Shareholders. During the Company's liquidation stage, the Advisor would be entitled to additional fees.


       Proposed Revisions

     Upon the Shareholders' approval of the Proposals, the Board of Trustees will amend the Advisory Agreement to provide that the Advisor receive, in place of the fees the Advisor is currently entitled to receive, the following:

     A. Asset Management Fee

     (i) Existing Authorized Mortgage Investments. With respect to all Authorized Mortgage Investments held by the Company prior to the date the Proposals are approved by Shareholders, the Advisor will continue to receive an annual asset management fee equal to .625% of the aggregate original amount invested in such assets reduced, upon the receipt of repayments, sales proceeds, FHA or other insurance or guarantee proceeds or payments whether or not reinvested.

     (ii) New Authorized Mortgage Investments. With respect to Authorized Mortgage Investments acquired by the Company after the date the Proposals are approved by Shareholders, the Advisor will receive an annual asset management fee equal to .355% of the aggregate original amount invested in such assets reduced, upon the receipt of repayments, sales proceeds, FHA or other insurance or guarantee proceeds or payments, by the original amount invested in such asset which is not reinvested in another Authorized Mortgage Investment.

     (iii) Investment Grade Proposed Mortgage Investments. With respect to Proposed Mortgage Investments which are investment grade (i.e. rated "BB" or higher), the Advisor will receive an annual asset management fee equal to .355% of the aggregate original amount invested in such assets reduced, upon the receipt of repayments, sales proceeds or insurance or guarantee proceeds or payments, by the original amount invested in such asset which is not invested in an investment grade Proposed Mortgage Investment.

     (iv) Non-Investment Grade Proposed Mortgage Investments. With respect to Proposed Mortgage Investments which are non-investment grade (i.e. rated "B" or lower), the Advisor will receive an annual asset management fee equal to .750% of the aggregate original amount invested in such assets reduced, upon the receipt of repayments, sales proceeds or insurance or guarantee proceeds or payments, by the original amount invested in such asset which is not reinvested in a non-investment grade Proposed Mortgage Investment.

     (v) Unrated Proposed Mortgage Investments. With respect to Proposed Mortgage Investments which are not rated, the Advisor will receive an annual asset management fee equal to 1.000% of the aggregate original amount invested in such assets reduced, upon the receipt of repayments, sales proceeds or insurance or guarantee proceeds or payments, by the original amount invested in such asset which is not reinvested in unrated Proposed Mortgage Investments.

     (vi) General. The Asset Management Fee will be payable with respect to the Company's Mortgage Investments regardless of whether such Mortgage Investments are held by the Company or other entities to which the Company has transferred such Mortgage Investments to facilitate financing, ownership or otherwise.


     B. Other Compensation and Reimbursements

     (i) Annual Incentive Fee. Subject to a minimum annual distribution being made to Shareholders from CAD of approximately $1.45 per Share, the Advisor will be entitled to receive incentive compensation for each fiscal year in an amount equal to the product of (A) 25% of the dollar amount by which (1)(a) Funds From Operations of the Company (before the incentive fee) per Share (based on the weighted average number of Shares outstanding) plus (b) gains (or minus losses) from debt restructuring and sales of property per Share (based on the weighted average number of Shares outstanding), exceed (2) an amount equal to (a) the weighted average of the price per Share of the initial Offering (i.e. $20 per Share) and the prices per Share of any secondary offerings by the Company multiplied by (b) the Ten-Year U.S. Treasury Rate plus two percent per annum multiplied by (B) the weighted average number of Shares outstanding during such fiscal year. For any period less than a fiscal year during which the amended Advisory Agreement is in effect, the incentive fee will be prorated according to the proportion which such period bears to a full fiscal year, taking into account, however, the Company's CAD for the entire fiscal year.

     "Funds From Operations" means net income (computed in accordance with GAAP) excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization on mortgage assets, and after adjustments for unconsolidated partnerships and joint ventures. Funds From Operations does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of the Company's performance or to cash flows as a measure of liquidity or ability to make distributions. As used in calculating the Advisor's incentive compensation, the term "Ten Year U.S. Treasury Rate" means the arithmetic average of the weekly average yield to maturity for actively traded current coupon U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years) published by the Federal Reserve Board during a fiscal year, or, if such rate is not published by the Federal Reserve Board, any Federal Reserve Bank or agency or department of the federal government selected by the Company. If the Company determines in good faith that the Ten Year U.S. Treasury Rate cannot be calculated as provided above, then the rate will be the arithmetic average of the per annum average yields to maturities, based upon closing asked prices on each business day during a quarter, for each actively traded marketable U.S. Treasury fixed interest rate security with a final maturity date not less than eight nor more than twelve years from the date of the closing asked prices as chosen and quoted for each business day in each such quarter in New York City by at least three recognized dealers in U.S. government securities selected by the Company.

     The following is an example of the calculation of the annual incentive fee where the Funds From Operations is equal to $1.47 per Share.


                                              Per Share
                                            -------------
  FFO+Gain/(Losses) from sale of property    $     1.47
  $20 x 10-Yr. US Treasury Rate(1) +2%             1.40
                                             ----------
  Excess                                           0.07
                                             ----------
  Weighted average of Shares outstanding      3,850,000
  Incentive Fee (25.00% of Excess)           $   67,375

--------
(1) Assumes 10-year Treasury Rate of 5%


     (ii) Operating Expenses. The Advisor will continue to be reimbursed for all operating expenses, provided that such operating expenses do not exceed the existing Operating Expense Limitation set forth in the current Declaration of Trust.

     (iii) Origination Points. The Advisory Agreement's fee structure will also be changed so that with respect to the first $100 million of new Mortgage Investments acquired by the Company, the Advisor will receive with respect to each loan originated by the Company, a portion of the origination points paid by borrowers equal to up to 1% of the principal amount of such Mortgage Investment and the Company will receive the portion of the origination points paid by borrowers in excess of 1% of the principal amount of such Mortgage Investment, the result being that the Advisor could receive up to $1,000,000 under such arrangement. The percentage points paid by borrowers in such transactions typically range from 1 to 3 percentage points. After the first $100 million of additional Mortgage Investments is acquired, the Company will retain 100% of the origination points paid by borrowers. The Company's business plan is to acquire $100 million of new Mortgage Investments within 12 to 24 months from the implementation of its new business plan; however, there can be no assurance that the Company will be able to acquire such Mortgage Investments. The Company's current fee structure provides that such mortgage placement and financing points are paid to the Advisor. In connection with the acquisition of Mortgage Investments for the Company, the Advisor may also act as an advisor to third parties which participate with the Company in such Mortgage Investments and may receive origination points from such third parties or their borrowers.

     (iv) Distributions on Shares Owned by the Advisor. The Advisor will continue to be entitled to receive distributions of cash flow on Shares owned by the Advisor on the same basis as distributions of cash flow are made to other Shareholders.

     (v) Additional Shares. The Declaration of Trust currently provides that the Advisor will receive an amount of Shares equal to 1% of the Shares so issued by the Company. The Board of Trustees intends to increase the number of authorized Shares to 20,000,000 and the Board of Trustees will have authority to issue additional Shares in its sole discretion. To the extent that additional Shares are issued by the Company, the Advisor will receive additional Shares upon any issuance of Shares by the Company.

     (vi) Fees to be Eliminated/Deferred. The Advisor will not receive any acquisition fees upon the Company's acquisition of additional Mortgage Investments and will not receive any disposition fees (including the annual incentive fee) upon a disposition of any of the Company's assets.

     (vii) Special Servicer Fee. RMC will receive fees from the Company to the extent that it acts as a special servicer with respect to the Mortgage Loans underlying CMBS in which the Company owns a Subordinated Interest. In addition, to the extent that the Company participates with a third party in connection with such Mortgage Loans, CMBS or Mortgage Investments, the Advisor may also receive special servicer fees from such third party.

     The Advisor has voluntarily deferred payments of fees and other payables, totaling, $1,715,094 at December 31, 1998, which are currently due to the Advisor by the Company. If the Proposals are adopted, the Advisor has agreed to subordinate the payment of such amounts to the payment to the Shareholders of a quarterly distribution equal to approximately $.36 per Share and such amounts will be paid to the Advisor from the Company's earnings. If the Proposals are not adopted, the Advisor will require the Company may suspend Shareholder distributions for one or more quarters and use such funds to pay all such unpaid accrued fees and other payables to the Advisor.

       Comparison of Fees

     The following table sets forth the historical compensation and distribution paid by the Company to the Advisor and its affiliates for the Company's last three fiscal years and for the nine months ended September 30, 1998 (Historical) and the compensation and distributions that would have been paid in the last three fiscal years and for the nine months ended September 30, 1998 if the Proposals had been in effect on January 1, 1995.

                             ADVISOR COMPENSATION

                                                               Nine Months              Year Ended December 31,
                                                                  Ended          -------------------------------------
                                                            September 30, 1998       1997          1996         1995
                                                           -------------------   -----------   -----------   ---------
                                                                          (Dollar amounts in thousands)
Historical:
  Acquisition Fee(1)                                              $   --            $   --        $   --      $  421
  Asset Management Fee(2)                                            272               367           376         340
  Administrative Fee and Reimbursements(3)                           100               111           138         191
                                                                  ------            ------        ------      ------
   Subtotal                                                          372               478           514         531
                                                                  ------            ------        ------      ------
  Advisor's Distribution(4)                                           53                70            70          70
                                                                  ------            ------        ------      ------
  Subordinated Incentive Fee from Dispositions                        --                --            --          --
                                                                  ------            ------        ------      ------
   Total Historical                                               $  425            $  548        $  584      $1,022
                                                                  ======            ======        ======      ======
Estimated amounts assuming the Proposals were
adopted January 1, 1995
I. Assumes no new acquisitions of assets:
  Acquisition Fee(6)                                              $  N/A            $  N/A        $  N/A      $  N/A
  Origination Points                                                  --                --            --          --
                                                                  ------            ------        ------      ------
   Subtotal                                                           --                --            --          --
                                                                  ------            ------        ------      ------
  Asset Management Fee(2)                                            247               333           348         331
  Administrative Fee and Reimbursements(3)                           100               111           138         191
  Special Service(7)                                                  --                --            --          --
                                                                  ------            ------        ------      ------
   Subtotal                                                          347               444           486         522
                                                                  ------            ------        ------      ------
  Advisor's Distribution(4)                                           52                70            70          70
  Annual Incentive Fee(8)                                             --                --            --          --
                                                                  ------            ------        ------      ------
   Subtotal                                                           52                70            70          70
                                                                  ------            ------        ------      ------
  Subordinated Incentive Fee from Dispositions(6)                    N/A               N/A           N/A         N/A
                                                                  ------            ------        ------      ------
   Total Pro Forma                                                $  399            $  514        $  556      $  592
                                                                  ======            ======        ======      ======
II. Assumes acquisitions of assets financed through the
  incurrence of additional debt (9):
  Acquisition Fee(6)                                              $  N/A            $  N/A        $  N/A      $  N/A
  Origination Points                                                  --                --            --         586
                                                                  ------            ------        ------      ------
   Subtotal                                                           --                --            --         586
                                                                  ------            ------        ------      ------
  Asset Management Fee(2)                                          1,014             1,355         1,370       1,353
  Administrative Fee and Reimbursements(3)                           267               331           353         400
  Special Service Fees(7)                                             --                --            --          --
                                                                  ------            ------        ------      ------
   Subtotal                                                        1,281             1,686         1,723       1,753
                                                                  ------            ------        ------      ------
  Advisor's Distribution(11)                                          --                --            --          --
                                                                  ------            ------        ------      ------
  Annual Incentive Fee(8)                                             --                --            --          --
                                                                  ------            ------        ------      ------
   Subtotal                                                           --                --            --          --
                                                                  ------            ------        ------      ------
  Subordinated Incentive Fee from Dispositions(6)                    N/A               N/A           N/A         N/A
                                                                  ------            ------        ------      ------
   Total Pro Forma                                                $1,281            $1,686        $1,723      $2,339
                                                                  ======            ======        ======      ======

--------------
(1) No Acquisition Fee was paid by the Company in the historical 1996, 1997 and September 30, 1998 table.
(2)  Reflects the Asset Management Fee payable to the Advisor.
(3) Administration Fees and Reimbursements include all amounts paid by the Company to the Advisor and their affiliates for administrative services, as a reimbursement for general and administrative and overhead costs payable by the Company, pursuant to the Trust Agreement.
(4) Reflects the distribution paid to the Advisor by virtue of Shares owned by it.

(5) No Subordinated Incentive Fee from dispositions was payable to the Advisor in the historical 1995, 1996 and 1997 tables and the nine months ended September 30, 1998 table.
(6) No Acquisition Fee or Disposition Fee will be paid to the Advisor pursuant to the terms of the Proposals.
(7) Special Servicing Fee is payable in the event of a Mortgage Loan default for which services are performed by the Advisor and its affiliates which include oversight and management of the resolution of the Mortgage Loans. The amount of this fee assuming either no debt or maximum debt is not determinable.
(8) Represents an annual interest in cash flow payable to the Advisor after the investors have received a certain annual yield and a minimum annual distribution equal to at least $1.45 per Share. No fee would have been paid in the Pro Forma assuming either no debt or maximum debt.
(9) In determining the amount of Advisor compensation, the table assumes the acquisition of asset types with the largest fee payable as allowed for under the proposed investment policy and Debt Limitation. The components from which these fees are based are as follows: (a) assets acquired from proceeds determined under the Permanent Debt Limitation are (i) 40% New Authorized Mortgage Investments and investment grade Proposed Mortgage Investments which have an Asset Management Fee of .355% and (ii) 60% unrated Proposed Mortgage Investments which have an Asset Management Fee of 1%; and (b) assets originated with the intent of later being securitized from additional debt incurred under one or more Working Capital Line(s), will be comprised of insured or uninsured Mortgage Loans secured by properties utilizing Section 42 Tax Credits which have an Asset Management Fee of 1%. The total debt in the aggregate is limited by the Debt Limitation and the table assumes that the assets acquired from such proceeds are invested as of January 1, 1995.
(10) Represents the origination points payable by the developer, and not the Company, to the Advisor on origination and securitization of insured and uninsured Mortgage Loans secured by Section 42 Properties.
(11) These distributions are based on cash flow including the new acquisitions which is not determinable at this time.


                    COMPARISON OF PROVISIONS OF DECLARATION
               OF TRUST BEING AMENDED PURSUANT TO THE PROPOSALS

     The following is a comparison of the principal provisions of the Second Amended and Restated Declaration of Trust and the existing Declaration of Trust. The comparisons herein are summaries and do not purport to be complete and are qualified in their entirety by reference to the form of the Second Amended and Restated Declaration of Trust attached to this Consent Statement as Annex C.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

 Topic                              Existing Declaration of Trust               Amended Declaration of Trust

Stock Exchange Listing      o No provision                              o The Trustees are authorized to list the
                                                                          Shares for trading on the American
                                                                          Stock Exchange. A vote of the
                                                                          majority of the Trustees is required to
                                                                          make any change to the exchange on
                                                                          which Shares are listed.

 Authorized Shares          o The Company is authorized to sell and     o Clarifies that the Board of Trustees is
                              issue as many Shares as the Trustees        authorized to issue an unlimited
                              shall determine in their sole discretion.   number of Securities (including
                              There is no limit on the number of          Shares).
                              Shares which may be issued.

 Borrowing                  o The Company is prohibited from            o The Company is permitted to incur
                              incurring indebtedness except to satisfy    debt and issue additional debt
                              REIT distribution requirements.             securities up to 100% of the Trust's
                                                                          Total Market Value. Permanent Debt is
                                                                          limited to 50% of Total Market Value.
                                                                          Debt Limitation is measured at the
                                                                          time debt is incurred.

 Duration of Trust          o The Company terminates on December        o The Company will continue
                              31, 2025, unless earlier terminated at      indefinitely, unless earlier terminated.
                              any time by the affirmative vote of       o The Company will terminate upon the
                              holders of a majority of the outstanding    affirmative vote of a majority of the
                              Shares entitled to vote thereon, or, at     Board of Trustees and the holders of a
                              any time after the tenth anniversary of     majority of the outstanding Shares
                              the Final Closing Date by the               entitled to vote thereon.
                              affirmative vote of a majority of the
                              Board of Trustees, including a majority
                              of the independent Trustees.

 Shareholder Meetings       o Annual meeting of Shareholders will       o No change
                              be held at such time and date not less
                              than 30 days after delivery of the
                              Company's annual report but in no
                              event later than June 30 of each such
                              year; other meetings of the
                              Shareholders may be held as stated in
                              the Notice of such meetings.

 Advisory Fees/Compensation o Acquisition Fees ranging from 2.0% to     o Eliminated
                              4.0% of Gross Proceeds

                            o Subordinated Incentive Fee equal to       o Eliminated
                              2.5% of Disposition Proceeds
                              remaining after distribution to
                              Shareholders equal to their Original
                              Contribution plus 10% per annum

                            o Non-accountable Expense Allowance         o Eliminated

                            o Asset Management Fee of .625% of          o Asset Management Fee equal to
                              Total Invested Assets                       .625% on existing Authorized
                                                                          Mortgage Investments; .355% on new
                                                                          Authorized Mortgage Investments;
                                                                          .355% on investment grade Proposed
                                                                          Mortgage Investments; .750% on
                                                                          non-investment grade Proposed
                                                                          Mortgage Investments; and 1.000% on
                                                                          unrated Proposed Mortgage
                                                                          Investments.

 Topic                     Existing Declaration of Trust              Amended Declaration of Trust

                     o None                                    o Annual Incentive Fee equal to the
                                                                 product of (A) 25% of the dollar
                                                                 amount by which (1)(a) Funds From
                                                                 Operations of the Company (before
                                                                 the incentive fee) per Share (based on
                                                                 the weighted average number Shares
                                                                 outstanding) plus (b) gains (or minus
                                                                 losses) from debt restructuring and
                                                                 sales of property per Share (based on
                                                                 the weighted average number of
                                                                 Shares outstanding), exceed (2) an
                                                                 amount equal to (a) the weighted
                                                                 average of the price per Share of the
                                                                 initial Offering (i.e. $20 per Share)
                                                                 and the prices per Share of any
                                                                 secondary offerings by the Company
                                                                 multiplied by (b) the Ten-Year U.S.
                                                                 Treasury Rate plus two percent per
                                                                 annum, multiplied by (B) the weighted
                                                                 average number of shares outstanding
                                                                 during such year. The Advisor will not
                                                                 receive this fee unless the
                                                                 Shareholders have received a
                                                                 minimum annual distribution from
                                                                 CAD of $1.45 per Share.

                     o Origination points of up to 1.5% of     o Advisor and Company share
                       principal payable by borrowers paid to    origination points paid by borrowers
                       the Advisor.                              with respect to first $100 million of
                                                                 new Mortgage Investments (1% of
                                                                 principal amount to Advisor, balance
                                                                 to Company). Thereafter, 100% of all
                                                                 origination points will be earned and
                                                                 retained by the Company.

                     o Reimbursement of all operating          o No change
                       expenses.

                     o None                                    o RMC will receive fees from the
                                                                 Company to the extent that it acts as a
                                                                 special servicer with respect to the
                                                                 Mortgage Loans underlying CMBS in
                                                                 which the Company owns a
                                                                 Subordinated Interest.

                     o Cap on Total Operating Expenses         o No change

                     o Issuance of Shares in an amount which   o No change
                       will equal (after such issuance) 1% of
                       the Shares of the Company.

 Investment Policies o Company is permitted to originate and   o In addition to Authorized Mortgage
                       acquire Authorized Mortgage               Investments, Company is permitted to
                       Investments during the Company's          acquire or originate uninsured
                       offering and acquisition stages.          Mortgage Loans, Construction Loans,
                                                                 Bridge Loans, Mezzanine Loans,
                                                                 Mortgage Derivatives and
                                                                 Subordinated Interests in CMBS.
                                                                 Investments may be made on an
                                                                 ongoing basis.

 Topic                                      Existing Declaration of Trust                Amended Declaration of Trust

 Incentive Share Option Plan o Trustees permitted to grant options to     o No change. Trustees seek approval of
                               purchase Shares to the Advisor and its       Incentive Share Option Plan.
                               affiliates if the options (i) are issued
                               on same terms as such options are sold to
                               the general public; (ii) do not exceed
                               an amount equal to 10% of the
                               outstanding Shares on the date of great;
                               or (iii) are issued pursuant to a plan
                               approved by the Shareholders.

 Asset Holding Period        o 10 to 12 years anticipated holding         o No established holding period;
                               period.                                      proceeds of asset sales and mortgage
                                                                            repayments may be reinvested.

 Acquisition Expenses        o Amounts payable by the Trust for           o As an operating company, the
                               expenses related to the initial              Company will be directly responsible
                               acquisition of assets were subject to        for all acquisition expenses incurred in
                               limitations based upon the overall           connection with future asset
                               front-end fees which the Trust was           acquisitions.
                               permitted to incur; generally capped at
                               approximately 1% of the gross
                               proceeds raised in the initial offering.

 Reports                     o Provides that annual reports will be       o No change. The Company's new
                               given to Shareholders. The Company's         policy will be to provide semi-annual
                               current practice has been to provide         reports to Shareholders.
                               Shareholders with quarterly reports.

                          CONDITIONS TO IMPLEMENTING
                             THE NEW BUSINESS PLAN

     The Company's new business plan as set forth in this Consent Statement (including the actions set forth in the Proposals), will not be implemented, even if the Shareholders approve the Proposals, unless the Shares are listed on the American Stock Exchange or another nationally recognized stock exchange acceptable to the Board of Trustees. The Company has been informed by the American Stock Exchange that the Shares have been accepted for listing, subject to the approval of the Proposals by the Shareholders.


                   COMPARISON OF BENEFITS AND DETRIMENTS OF
                         ALTERNATIVES TO THE PROPOSALS

General

     Prior to concluding that the Proposals should be presented to the Shareholders, the Advisor, at the direction of the Board of Trustees, examined the estimated values which could be derived from alternatives to the Proposals. The alternatives examined by the Advisor were: (i) continuation of the Company under the current Declaration of Trust and (ii) liquidation of the Company. In order to determine whether the Proposals or one of these alternatives would be more beneficial to the Shareholders, the Advisor compared the potential benefits and detriments of the Proposals with the potential benefits and detriments of each of the alternatives. Each of the Proposals and its alternatives have potential benefits and detriments not present in the other alternatives. The Board of Trustees did not give any specific weight to any one factor but viewed the factors in the aggregate in supporting its fairness determination. For the reasons set forth below, the Advisor determined that the Proposals are more beneficial to the Shareholders than either of the alternatives to the Proposals. Please note that the estimated values and the discussion of the alternatives was prepared by the Advisor and has not been reviewed or verified by any independent third party. No independent third party has been retained to evaluate the fairness to the Shareholders of the Proposals and the Company's new business plan.

Summary of the Two Alternatives

     Continuation of the Company Under the Current Declaration of Trust. An alternative to the adoption of the Proposals and the implementation of the Board of Trustees' new business plan would be to continue the Company in accordance with its current Declaration of Trust and to hold its Authorized Mortgage Investments for the originally contemplated time periods. The principal advantages of continuing the Company as an unlisted finite-life REIT under the current Declaration of Trust are that Shareholders (i) would not be subject to the risk that the Company will not be able to maintain itself as an ongoing operating company and (ii) will not bear the market risks arising from fluctuations of stock prices for public companies generally. The Company could follow its original investment strategy and dispose of its Mortgage Investments in the next six to eleven years and the net liquidation proceeds would be distributed to Shareholders in the liquidation of their investments. The primary disadvantages with continuing the Company as an unlisted finite-life REIT are that (i) as a result of the Company's new distribution policy, distributions to Shareholders would decrease significantly, (ii) the Company would not be able to raise additional funds (either through leveraging its portfolio or offering additional Shares) and take advantage of favorable investment opportunities that may exist in the market for Mortgage Investments, and (iii) the Shareholders would not obtain the same opportunity to dispose of their Shares that might be afforded through the listing of the Shares for trading on the American Stock Exchange. The Board of Trustees believes that converting to a publicly traded infinite-life REIT is fair to, and would be in the best interest of, the Shareholders because it will facilitate (i) the raising of additional funds, the proceeds of which would be used to acquire additional Mortgage Investments as described in this Consent Statement, and (ii) the listing of the Shares for trading on the American Stock Exchange.

      Liquidation. Liquidation is not currently considered to be a viable option by the Advisor or the Board of Trustees. However, for comparison purposes, the Advisor has analyzed this alternative and concluded that a liquidation would not be as beneficial to the Shareholders as the Proposals because, by comparison to conditions prevailing when most of the Company's Mortgage Investments were originally acquired, market values have not increased to a level sufficient to allow the Shareholders to obtain a return of their original investment. Because the Advisor and the Board of Trustees believe these conditions may improve over time, they believe that liquidation of the assets at this time is premature and would not provide the Shareholders with their best alternative to realize the optimum return on their investments. If the Company were to liquidate, such liquidation would involve significant transaction costs at the asset level such as selling commissions, legal fees, and other closing costs associated with the disposition of such assets. In addition, there may be additional costs associated with representations, warranties, and indemnifications that purchasers generally require and which may result in additional escrow costs. Further there would be potentially significant Company administration and overhead costs in the winding down of the Company that are largely independent of asset size and which could over an extended liquidation period, reach disproportionately high levels in relation to revenues, thereby reducing the portion of the proceeds available for distribution to the Shareholders. Liquidation would, however, provide for the final liquidation of the Shareholders' investments and a likely substantial distribution of cash equal to net liquidation proceeds, though not at a level that would allow the Shareholders to realize their original investment.

Comparison of Alternatives to the Proposals

      General. To assist the Shareholders in evaluating the fairness of the Proposals, the Advisor has compared the estimated market value of the Shares with: (i) estimates of the value of the Shares under a "liquidation" scenario, assuming that the Company's assets were sold at an assumed value based on discounted cash flow analysis and followed by a distribution of net proceeds to the Advisor and Shareholders in accordance with the Declaration of Trust; and
(ii) estimates of the value of the Shares on a "going concern" basis, assuming that the Company's assets would be operated until December 31, 2007, followed by the immediate liquidation of all assets for cash and the immediate distribution of the proceeds in accordance with the Declaration of Trust. These valuation estimates are subject to significant uncertainties, since the value of the Shares, as well as the comparative estimated values, are based upon a number of estimates, variables, assumptions and varying market conditions. Therefore, no assurance can be given that the estimated values indicated could be realized and actual realized values may be higher or lower than the estimates of such values.

      The results of this comparative analysis are set forth below. Shareholders should bear in mind that the estimated values assigned to the Shares and alternative forms of consideration are based on a variety of assumptions that have been made by the Advisor. These assumptions relate, among other things to,
(i) projections as to the Company's future income, expenses, cash flow and other significant financial matters (which projections are included as Annex E to this Consent Statement); (ii) the capitalization rates that would likely be used by prospective buyers if the Company's assets were liquidated; (iii) appropriate discount rates applied to expected cash flows in computing the present value of the cash flows that may be received with respect to the Shares; and (iv) selling costs and other expenses, costs, offsets and contingencies attributable to the sale of assets and liquidation of the Company. In addition these estimates are based upon certain information available to the Advisor at the time the estimates were computed, and no assurance can be given that the same conditions analyzed by the Advisor in arriving at the estimates of value would exist at the time that the Proposals are implemented. The assumptions used have been determined by the Advisor and, where appropriate, are based upon current historical information regarding the Company and current real estate markets, and have been highlighted below to the extent critical to the Advisor's conclusions. While the Advisor believes it has a reasonable basis for the assumptions made, it is unlikely that all of the assumptions employed by the Advisor will prove to be accurate in all material respects and some assumptions used by the Advisor as to future events have been selected to simplify the analysis and may not approximate the actual experience of the Company. The estimated values of the Shares and alternative forms of consideration would have been different had the Advisor made different assumptions. No assurance can be given that such consideration would have been realized through any of the alternatives described.

                         Summary of Comparative Valuation Alternatives


  Current Net Asset Value per Share (1)     $ 15.73
  Estimated Trading Value (2)
      High Value                            $ 18.88
      Low Value                             $ 13.21
  Liquidation Value (3)                     $ 15.01
  Going Concern Value (4)                   $ 14.56

(1) Based on December 31, 1997 net asset value, which is the same amount as the reinvestment price and redemption price established for the Reinvestment and Redemption Plans.
(2) Estimated trading value is computed by applying a 20% premium (high) and a 16% discount (low) to the Company's net asset value as of December 31, 1997, as determined by a range of trading values of Comparable Mortgage REITs.
(3) Figure represents the amount that would be distributed if the Company sold its assets in a bulk sale on March 31, 1998. This amount assumes that the Company's participating Mortgages were sold at prices which took into account the present value of the Mortgages and base interest at a 9% discount rate and the present value of the equity loans and additional interest at a 17% discount rate.
(4) Derived from discounted cash flows from the operation and sale of each Company asset. For each asset it is assumed that it is held until the December 31, 2007 followed by an immediate liquidation of assets for cash and the immediate distribution of proceeds.


     The operation and sale of the Company's assets does not take account of market conditions or other factors that may affect liquidation strategies, and it is unlikely that the operations of the Company as a going concern would in fact follow such a format. An attempt has been made to estimate a specific value, although the Advisor believes that there is a potential for a wide variance from this value based on future developments in the economy generally, conditions in the real estate markets and performance of individual assets. Accordingly, there can be no assurance that actual value under this alternative would not substantially exceed, or be less than, the value indicated in the table.


     Conclusion. The Advisor reached the following conclusions when comparing the estimated potential values of the Shares with the estimated potential values of the consideration which may be offered in the alternatives to the
Proposals: (i) it is not possible to assign a specific value to the Shares or to predict accurately the prices at which the Shares will trade in the market following the implementation of the Proposals; (ii) given the uncertainty as to the value of the Shares, which is dependent in part upon the capital structure resulting from the Proposals, it is appropriate to analyze the Shares as having a range of potential values; (iii) the Shares, when traded, may trade at prices higher or lower than the range of values estimated by the Advisor, depending upon a variety of market conditions not susceptible to precise determination;
(iv) there are similar difficulties in establishing the value of the consideration available to Shareholders from alternatives to the Proposals, with such values also dependent upon a number of market conditions not susceptible to precise determination; and (v) the assumptions used by the Advisor in establishing values for the alternatives to the Proposals may not prove to be accurate, and such consideration may have a value higher or lower than the values estimated by the Advisor. Furthermore, aside from the assumed value of the Shares, adoption of the Proposals may provide additional benefits to Shareholders because (a) the Proposals entail other potential benefits to Shareholders (e.g. liquidity and the potential impact on distributions) besides the market value of the Shares which in the Advisor's opinion could outweigh the possibility that the value of the Shares at the time of the adoption of the Proposals might be less than the value of alternative consideration; (b) as market conditions change over time, the range of possible values for the Shares may improve in relation to the potential values for the alternatives to the Proposals; and (c) the upper end of the range of estimated potential values for the Shares is equal to or higher than the estimated value for such alternatives. Notwithstanding the uncertainties in estimating the value of the Shares, the Advisor believes the available information suggests that the adoption and implementation of the Proposals is the more attractive alternative for the Shareholders.


     Estimated Trading Value of Shares

     The Advisor has estimated a range of possible values for the Shares if the Shares were listed for trading on the American Stock Exchange. Such values were calculated as provided below.


     In order to estimate the stabilized market value at which the Shares will initially trade on the American Stock Exchange, the Advisor analyzed data for mortgage REITs in connection with its determination of the range of estimated trading values for the Shares. Such analysis included: (i) identification of mortgage REITs with portfolios and/or business plans which are comparable to the proposed business plan of the Company upon the implementation of the Proposals ("Comparable Mortgage REITs"); (ii) determination of the trading value of the common stock and net asset value per share of such Comparable Mortgage REITs; (iii) identification of a range of premiums and discounts on the net asset value of the trading values of the common stock of each Comparable Mortgage REIT; (iv) estimation of a possible range of trading values of the common stock of each Comparable Mortgage REIT; and (v) estimation of a possible range of trading values for the Shares of the Company by a range determined by applying the highest premium and lowest discount percentages for the Comparable Mortgage REITs to the Company's net asset value per Share, as of December 31, 1997.

     The following table sets forth data with regard to each Comparable Mortgage REIT. These mortgage REITs were identified by the Advisor as mortgage REITs which are engaged in businesses which are comparable to the business plan of the Company upon implementation of the Proposals based on such mortgage REITs' asset holdings and business plans. The table sets forth each Comparable Mortgage REIT's net asset value per common share as of June 30, 1998, the high and low trading values per share for the period ending June 30, 1998, and the percentage of the high (premium) and low (discount) trading prices over the net asset value.

                                                                Share prices 1/1-6/30/98
                                                                ------------------------
                                               NAV per share                                High as %     Low as %
Comparable Mortgage REITs                        @ 6/30/98          High          Low         of NAV       of NAV
DYNEX Capital, Inc.                               $ 11.88         $ 13.63      $  9.94          115%         84%
Imperial Credit                                   $ 13.89         $ 16.63      $ 13.00          120%         94%
American First Mortgage Investments, Inc.         $  8.23         $  9.69      $  7.50          118%         91%

     Based on the foregoing, the Advisor utilized a discount of 84% and a premium of 120% on the Company's net asset value as of December 31, 1997 to estimate the range of trading values per Share of $18.88 and $13.21. The average or midpoint of the range of estimated trading values per Share as calculated above is approximately $16.05, which is somewhat higher than the price of $15.73 per Share of the Company's Shares based on the current market value (defined as net asset value) per Share of the Company.

     The prices at which the Shares initially will trade will be affected by, among other things, (i) the potential pent-up selling pressures as a result of the historic illiquidity of investments in the Company; (ii) the Company's lack of history as a publicly listed infinite-life operating company; (iii) the unfamiliarity of institutional investors, financial analysts and broker-dealers with the Shares of the Company and their prospects as an investment when compared with other equity securities; and (iv) the historical financial performance of the Company which may be viewed by some analysts as disappointing.

     It is impossible to predict how these factors will affect the price of the Shares. For this reason, neither the data nor the Company's use of such materials should be regarded as an opinion of the Advisor or the Board of Trustees as to the prices at which the Shares may trade following the adoption and implementation of the Proposals and the Company's new business plan as described herein. The range of estimated values shown for Shares is designed to facilitate an analysis of the Proposals' feasibility and not to predict the future trading prices of the Shares. Such prices may be either lower or higher than those in the range of estimated values.

     Liquidation

     Although not considered to be a viable option at this time, an alternative available to the Company is to proceed with an immediate liquidation of the Company's assets with a corresponding distribution of the net liquidation proceeds to the Shareholders in accordance with the Company's current Declaration of Trust.

     In order to estimate the liquidation value of the Shares with respect to the Company, the Advisor assumed that the Company's assets were sold in a bulk sale as of March 31, 1998 at the present values of the Company's Mortgage Loans and the equity loans, based on discounting the stream of (i) base interest payments utilizing a discount rate of 9% and (ii) additional interest and contingent interest payments utilizing a discount rate of 17%, reflecting higher risk in receiving those payments which are based solely on favorable property operating performance. In preparing such liquidation value, the FHA insured mortgages and the streams of stated base interest, which is also FHA insured, were discounted at a rate of 9%, which the Advisor determined to be an appropriate rate based on the low risk associated with insured mortgages and interest streams. The discount rate for the streams of contingent interest payments and the non-interest bearing loans was determined to be 17%, which reflects the higher risk in collecting these payments, as they are contingent upon the performance of the properties. The Advisor believes that the resulting values reasonably indicate the selling prices or values of the Mortgage Loans and equity loans held by the Company. From these values, selling commissions and expenses and Company level liquidation expenses were subtracted. Mortgage selling commissions and expenses and Company level liquidation expenses were estimated to be approximately 1.0% of the indicated value of the assets (Mortgage Loans, equity loans and other investments). All of the Company's other assets, including accounts receivable, undistributed cash and other assets or collateral that may exist and be relevant to determining realization value in a liquidation, were added to the net proceeds from the sale of the assets. Liabilities were then subtracted, including accounts payable, amounts due the Advisor and affiliates and other liabilities. The resulting net liquidation proceeds were then assumed to be distributed to the Shareholders in accordance with the current Declaration of Trust. The total amount distributed to Shareholders is the indicated liquidation value for the Shares of the Company.

The following chart summarizes the Advisor's analysis of the estimated liquidation value of the Company.

Assets                                     Liquidation Value
----------------------------------------- ------------------
  The Cove (1)                               $  6,726,111
  Oxford at Greenridge (1)                     10,754,812
  Town & Country IV                            10,154,787
  Columbiana Lakes                              8,455,607
  Stony Brook                                   8,825,577
  Investments in GNMA Certificates (2)         11,602,252
                                             ============
  Total                                      $ 56,519,147
  Sales Commission                                      0
  Cost of Liquidation                            (565,191)
  Other Assets as of 3/31/98                    3,061,866
  Outstanding Liabilities as of 3/31/98        (1,375,049)
                                             ------------
  Total Liquidation Value                    $ 57,640,773
                                             ============
  Shares Outstanding (3)                        3,839,245
  Liquidation Value per Share                $      15.01
                                             ------------

(1) Does not reflect possible repayment of these loans and the anticipated amounts payable upon such repayment. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND PROPOSALS--Summary of the Company's Original Business Plan--Recent Developments."
(2) Assumes realization of March 31, 1998 unrealized gain. (3) Net Shares as of March 31, 1998

     Going-Concern Value

     The Advisor has estimated the going concern value of the Shares by analyzing projected cash distributions generated by the Company's assets, assuming the Company's assets would be held until the end of the calendar year which is ten years following the date of the acquisition of the last Mortgage Investment acquired by the Company (December 31, 2007), followed by the immediate liquidation of all its assets for cash and the immediate distribution of the net proceeds and other cash available for distribution to the Shareholders.

     In order to analyze the projected cash distributions with respect to the Shares, the Advisor discounted the cash flow projections from the operations of each property underlying the Company's Mortgage Loans, reflecting the amount of interest, additional interest, and contingent interest that would be generated by each of the Company's Mortgage Loans and other assets utilizing a 9% discount rate (which was determined based upon the review of the risk involved with each asset) together with a 9.5% terminal capitalization rate at the underlying property level to determine the amount of mortgage and participation proceeds that would be due and payable to the Company upon a sale of the underlying properties. For each asset, it was assumed that it would be held until the end of the calendar year which is 10 years after the date of acquisition of the last asset acquired (December 31, 2007), followed by the immediate liquidation of all assets for cash. The resulting cash flows were then adjusted for Company level administrative expenses, which were increased annually at 3% and then discounted back to present value utilizing a 9% discount rate.

     Although the Advisor considers it unlikely that all assets could be liquidated in a single transaction, this assumption was utilized for the purposes of this going concern analysis. This approach does not take account of future market conditions or other factors that may affect asset management strategies and it is unlikely that the operation of the Company as a going concern would, in fact, follow such a format. Should the assets be liquidated over time in an extended liquidation of assets, even at prices equal or greater to those projected, distributions of cash flow from operations to the Shareholders might be further reduced because much of the Company's relatively fixed costs, such as general and administrative expenses, are not proportionately reduced with the liquidation of assets. Therefore, for simplification purposes, the sales are assumed to occur concurrently.

     The value of the Shares on a going-concern basis is not intended to be indicative of the prices at which Shares could be sold by Shareholders in the currently illiquid secondary market, nor are such estimates intended to reflect the distributions payable with respect to the Shares if the Company's assets were to be sold at their current fair market values.

     The following chart sets forth a summary of the results of the Advisor's analysis with respect to the estimate of the going concern value of the Company.


Going Concern Value
-------------------
  Present Value of Income      $ 59,301,505
  Present Value of Expenses      (4,483,858)
                               ============
  Total Present Value            54,817,647
  Other Assets                    2,342,642
  Liabilities                    (1,259,997)
                               ------------
  Total Value                  $ 55,900,292
                               ============
  Total Value per Share        $      14.56

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                           CERTAIN COMPANY POLICIES

     Upon the approval of the Proposals by the Shareholders and the amendment to the Declaration of Trust, the Company will have the policies set forth below.

Issuance of Senior Securities. The Company does not currently intend to issue securities that are senior to the Shares and the Company has not issued any such securities since its inception. However, Section 4.2(b)(iv) of the Declaration of Trust provides that the Board of Trustees has the power to issue Shares or other Securities (which would include Securities senior to the Shares) without the consent of the Shareholders and Section 8.1(d) of the Declaration of Trust provides that the Board of Trustees has the authority to issue classified Shares or reclassify Shares of any class or series without the consent of the Shareholders. Sections 4.2(b)(iv) and 8.1(d) are not being changed as part of the Proposals.

Borrowings. The Company has not incurred any debt since inception. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Proposal 3: Borrowing" for a discussion of the Company's policies regarding borrowings.

Making Loans. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE
PROPOSALS--Proposal 6: Changes to the Company's Investment Policy" and "CONFLICTS OF INTEREST" for a discussion of the Company's policies regarding loans made by the Company.

Investing in the Securities of Other Issuers for the Purpose of Exercising Control. Section 7(k) of the Declaration of Trust provides that the Board of Trustees shall not, except for investments authorized in the Consent Statement, invest in the equity securities of any non-governmental issuers, including other REITs or limited partnerships, for a period in excess of 18 months. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Proposal 6: Changes to the Company's Investment Policy" for a discussion of the Company's policies regarding the purchase and sale of investments.

Underwriting Securities of Other Issuers. The Company has not engaged in such activities and has no current intention to do so although there is no restriction on such activities in the Declaration of Trust.

Engaging in the Purchase and Sale of Investments. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Proposal 6: Changes to the Company's Investment Policy" for a discussion of the Company's policies regarding the purchase and sale of investments.

Offering Securities in Exchange For Property. Section 4.2(b)(iv) of the Declaration of Trust permits the Board of Trustees to issue Securities in exchange for property or other consideration as the Trustees deem advisable and without Shareholder consent. The Company has not engaged in such transactions since inception but may do so in the future, although it has no current intention to engage in such transactions.

Repurchasing or Otherwise Reacquiring Its Shares or Other Securities. The Company has redeemed Shares pursuant to its Redemption Plan. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND THE PROPOSALS--Summary of the Company's Original Business Plan." Section 8.4 of the Declaration of Trust permits the Company to redeem Shares to the extent a Shareholder's ownership would prevent the Company from qualifying as a REIT. The Declaration of Trust does not restrict the Company's right to repurchase Shares. The Company may repurchase its Shares if the Board of Trustees deems it to be in the best interests of the Company.

Annual Reports to Shareholders. See "DESCRIPTION OF THE NEW BUSINESS PLAN AND PROPOSALS--Summary of the Company's Original Business Plan" for a discussion of the Company's policies regarding annual reports to Shareholders.

                             FINANCIAL INFORMATION

  See Appendix B for certain pro forma financial information for the Company.

                        FEDERAL INCOME TAX CONSEQUENCES

     The Company expects to continue to be treated as a real estate investment trust for tax purposes, and therefore the tax consequences of such status as previously disclosed to Shareholders in the Prospectus will continue to apply. The following is a brief discussion of tax rules that apply to real estate investment trusts generally and of the tax consequences attributable to the Company's proposed business plan.

REIT Qualifications. The Internal Revenue Code defines a REIT as a corporation, trust or association (i) that is managed by one or more directors or trustees; (ii) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;
(iii) that would be taxable as a domestic corporation, but for sections 856 through 860 of the Internal Revenue Code; (iv) that is neither a financial institution nor an insurance company subject to certain provisions of the Internal Revenue Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) not more than 50% in value of the outstanding capital stock of which is owned, directly or indirectly, by five or fewer individuals (as defined in the Internal Revenue Code to include certain entities) during the last half of each taxable year (the "5/50 Rule"); (vii) that makes an election to be a real estate investment trust (or has made such election for a previous taxable year) and satisfies all relevant filing and other administrative requirements established by the IRS that must be met in order to elect and to maintain real estate investment trust status; (viii) that uses a calendar year for federal income tax purposes and complies with the recordkeeping requirements of the Internal Revenue Code and Treasury Regulations promulgated thereunder; and (ix) that meets certain other tests regarding the nature of its income and assets. Although the Company believes that it has satisfied the requirements for REIT status to date, qualification as a REIT involves the application of highly technical and complex Internal Revenue Code provisions, for which there are only limited judicial and administrative interpretations. If the Company fails to qualify as a REIT in any tax year, it would be taxed as a regular domestic corporation. Any such corporate tax liability could be substantial and would reduce the amount of cash available for distribution to the Company's stockholders. The determination of various factual matters and circumstances not entirely within the Company's control may affect the Company's ability to qualify as a real estate investment trust. For example, in order to qualify as a REIT, at least 95% of the Company's gross income in any year must be derived from qualifying sources, and the Company must pay dividends to Shareholders aggregating annually at least 95% of its real estate investment trust taxable income (excluding capital gains).

     The Company intends to maintain its REIT status by carefully monitoring its income, including income form hedging transactions, futures contracts and sales of Mortgage Investments to comply with the 75% of income test and the 95% of income test. In order to help insure its compliance with the REIT requirements of the Code, the Company has adopted guidelines the effect of which will be to limit the Company's ability to earn certain types of income, including income from hedging, other than hedging income from qualified REIT assets.

Characterization of Distributions, Gain and Loss. As long as the Company qualifies as a REIT, distributions made to the Company's taxable U.S. Shareholders out of current or accumulated earnings and profits (and not designated as capital gain dividends) will be taken into account by such U.S. Shareholders as ordinary income and will not be eligible for the dividends received deduction generally available to corporations. Distributions that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed the Company's actual net capital gain for the taxable year) without regard to the period for which the Shareholder has held his Shares. Distributions in excess of current and accumulated earnings and profits will not be taxable to a Shareholder to the extent that they do not exceed the adjusted basis of the Shareholder's Shares, but rather will reduce the adjusted basis of such stock. To the extent that such distributions in excess of current and accumulated earnings and profits exceed the adjusted basis of a Shareholder's Shares, such distributions will be included in income as long-term capital gain (or short-term capital gain if the Shares have been held for one year or less) assuming the Shares are a capital asset in the hands of the Shareholder. In addition, any distribution declared by the Company in October, November, or December of any year and payable to a Shareholder of record on a specified date in any such month shall be treated as both paid by the Company and received by the Shareholder on December 31 of such year, provided that the distribution is actually paid by the Company during January of the following calendar year.

     Taxable distributions from the Company and gain from the disposition of the Shares will not be treated as passive activity income and, therefore, Shareholders generally will not be able to apply any "passive activity losses" (such as losses from certain types of limited partnerships in which the stockholder is a limited partner) against such income. In addition, taxable distributions from the Company generally will be treated as investment income for purposes of the investment interest limitations. Capital gains from the disposition of Shares (or distributions treated as such) will be treated as investment income only if the Shareholder so elects, in which case such capital gains will be taxed at ordinary income rates. The Company will notify Shareholders after the close of the Company's taxable year as to the portions of the distributions attributable to that year that constitute ordinary income, return of capital, and capital gain.

     In general, any gain or loss realized upon a taxable disposition of the Shares by a Shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss upon a sale or exchange of Shares by a Shareholder who has held such Shares for six months or less (after applying certain holding period rules), will be treated as a long-term capital loss to the extent of distributions from the Company required to be treated by such Shareholder as long-term capital gain. All or a portion of any loss realized upon a taxable disposition of the Shares may be disallowed if other Shares are purchased within thirty (30) days before or after the disposition.

Hedging Activities. In order to comply with the 95% and 75% gross income tests, the Company has limited and will continue to limit substantially all of the assets that it acquires to Mortgage Investments or other securities or obligations that are treated as obligations secured by mortgages on real property or on interests in real property or to other qualified REIT assets. As a result, the Company may limit the type of assets, including hedging contracts, that it otherwise might acquire and, therefore, the type of income it otherwise might receive, including income from hedging.

     In order to comply with the REIT gross income tests, the Company has monitored and will continue to monitor its income, including income from dividends, warehouse lending, hedging transactions, futures contracts, servicing and sales of Mortgage Investments, gains on the sale of securities, and other income not derived from qualified REIT assets. The Company believes that the aggregate amount of any nonqualifying income in any taxable year has not exceeded and will not exceed the limit on nonqualifying income under the gross income tests.

Distribution Requirement. In general, the Company must distribute at least 95% of its income each year to maintain its qualification as a REIT. The Company's operations may generate taxable income in excess of cash flow. Therefore, the Company's investment activities could have the effect of requiring the Company to incur borrowings or liquidate a portion of its portfolio at unfavorable times in order to distribute all of its taxable income and thereby avoid corporate-level income tax and maintain its qualification as a REIT.

Unrelated Business Taxable Income. In general, dividend income that a tax-exempt entity receives from the Company should not constitute unrelated business taxable income ("UBTI"). If, however, excess inclusion income were realized by the Company and allocated to Shareholders, such income would not be offset by net operating losses and, if the Shareholder is a tax-exempt entity, is fully taxable as UBTI and, as to foreign Shareholders, would be subject to federal income tax withholding without reduction pursuant to any otherwise applicable income tax treaty. Excess inclusion income could be generated if the Company were to acquire residual interests in one or more REMICs, and is the excess of the income of the holder of a residual interest with respect to such interest over the initial cost of such interest at 120% of the long-term federal Rate established by the IRS. The Company expects to arrange its securitizations in a manner to avoid generating significant amounts of excess inclusion income.

Securitization Activities. The Company may conduct certain of its activities, including securitization activities, through one or more taxable subsidiaries or through qualified REIT subsidiaries formed for such purpose. Income realized by the Company from a securitization could be subject to a 100% tax as a "prohibited transaction."

Future Legislation. The rules dealing with federal income taxation are constantly under review by the IRS, the Treasury Department and Congress. New legislation or other provisions may be enacted, or new interpretations may be adopted, which could adversely affect the taxation of the Company and its stockholders. Recent proposals could, if enacted, prevent the Company from utilizing a taxable subsidiary.

     Any statement contained in a document incorporated or deemed to be incorporated by reference in this Consent Statement shall be deemed to be modified or superseded for purposes of this Consent Statement to the extent that a statement contained in this Consent Statement (or in any other subsequently filed document that also is or is deemed to be incorporated by reference in this Consent Statement) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Consent Statement.


                        CONSENT SOLICITATION PROCEDURES

     This Consent Statement is being furnished to Shareholders in connection with the solicitation of written consents ("Consents") to the matters set forth in the Proposals. Shareholders will be entitled to either grant or withhold consent to all of the Proposals and will not be entitled to grant or withhold consent to individual Proposals. The Company is first sending this Consent Statement and the accompanying Consent Form to Shareholders on or about February 11, 1999. The principal executive offices of the Company are located at 625 Madison Avenue, New York, New York 10022; its phone number is (212) 421-5333.

     The close of business on February 5, 1999 has been fixed as the record date (the "Record Date") for determining which Shareholders are entitled to receive notice of the Proposals and submit Consent Forms. The records of the Company indicate that on the Record Date there were issued and outstanding 3,790,936 Shares (other than Shares held by the Advisor, the trustees and their affiliates).

     The deadline for returning the enclosed Consent Form is April 12, 1999.

     Consents are revocable by Shareholders at any time prior to the later of March 3, 1999 or the date on which Consents of Shareholders representing a majority of the total eligible Shareholder vote become effective by delivering written notice to the Company. All Shares held by a Shareholder will be voted as specified by his or her Consent Form. A Shareholder who does not return his or her Consent Form or who abstains will effectively have not consented to the Proposals. If a Consent Form is completed and returned, but no box is marked with respect to the Proposals, such Shareholder will be deemed to have consented to the Proposals. Each Consent submitted by a Shareholder will be valid for four months, unless earlier revoked. The Declaration of Trust requires that Shareholders have a minimum of 20 days to respond to a vote without a meeting. Therefore after March 3, 1999 and upon the Company's receipt of consents of a majority of the total eligible Shareholder vote, the Proposals shall be deemed adopted.

     Under the terms of the Declaration of Trust, the consent of the holders of a majority of the outstanding Shares entitled to vote and a majority of the Board of Trustees, including the independent trustees, must be obtained before the Proposals can be effected or implemented. In accordance with the Declaration of Trust, none of the Advisor, the trustees or their affiliates will vote their Shares with respect to the Proposals, and the Shares held by the Advisor, the trustees and their affiliates will not be included in determining the number of Shares entitled to consent to the Proposals.

     While Shareholders may grant or withhold consent to each individual Proposal, none of the Proposals will be implemented unless all of them are approved by the Shareholders.

     Articles XIII and XIV of the Company's Declaration of Trust provide that transactions constituting conversion transactions and "roll-up" transactions, respectively, require the consent of the holders of 80% of the issued and outstanding Shares and an independent appraisal of the Company's assets. "Roll-up" transactions are defined in the Declaration of Trust to mean a transaction involving the acquisition, merger, conversion or consolidation of the Company with another entity. Under the Declaration of Trust, a conversion transaction involves an exchange offer, merger, consolidation or similar transactions where Shareholders receive securities of another entity. The Proposals do not relate to a transaction with another entity nor the issuance of securities of another entity. The Board of Trustees does not believe the approval of the Proposals and the implementation of the Company's new business plan constitutes a conversion or "roll-up" transaction as such terms are used and defined in the Company's Declaration of Trust and therefore the requirements of Articles XIII and XIV of the Declaration of Trust are not applicable to the Proposals. Rather, the Proposals fall within the provisions of
Section 7.5 of the Declaration of Trust which requires majority approval where the Board of Trustees seeks to change the Company's investment objectives.

Issuance of New/Replacement Share Certificates

     Most Shareholders hold uncertificated Shares although those Shareholders who requested certificates were issued non-negotiable certificates to evidence their interest in the Company. The current form of certificate used to represent the Company's Shares does not conform to the requirements of the American Stock Exchange and must be replaced with new certificates. Therefore, if the Shares are listed for trading on the American Stock Exchange, all Shareholders that hold uncertificated Shares will receive new share certificates representing their Shares and all Shareholders who hold certificated Shares will, upon surrender of such share certificates, receive new share certificates, representing their Shares. Any currently issued share certificates that are not surrendered to the Company shall be deemed null and void.

                     EXPENSE OF SOLICITATION AND PROPOSALS

     The Company and its officers, trustees and employees may assist in providing information to Shareholders in connection with any questions they may have with regard to this Consent Statement. No commission or other remuneration will be paid or given directly or indirectly for soliciting Consents, except for the normal compensation paid to the officers of the Company and the employees of the Advisor. The Board of Trustees may appoint a solicitation agent to assist with the solicitation of Consents. Such solicitation will be paid customary solicitation fees and reimbursement of expenses. The Company will bear the cost of this Consent Statement and the cost of any solicitation of Shareholders in connection with the solicitation of Consents. The Company will also reimburse brokers, custodians and other persons holding stock in their names or in the names of their nominees for their reasonable expenses incurred in forwarding proxy material to beneficial owners of Shares. Furthermore, the Company has agreed to reimburse the costs incurred by the Placement Agents in supporting the Company's new business plan and the Proposals. The Company estimates that the following expenses (the "Transaction Expenses") will be incurred as a result of the Proposals:


  Filing Fees:                      $ 44,000
  Legal and Accounting Fees:        $280,000
  Printing and Mailing Costs:       $ 40,000
  Solicitation Agent Expenses:      $ 25,000
  Other Transaction Costs           $ 16,000
                                    --------
   Total                            $405,000
                                    ========

     If the Proposals are approved, the Transaction Expenses will be paid by the Company. If the Proposals are not approved, Related will bear the Transaction Expenses. The Company intends to borrow from third parties the funds necessary to pay the Transaction Expenses. See Pro Forma Financial Statements for the anticipated terms of such borrowing.


                          INCORPORATION BY REFERENCE

     This Consent Statement incorporates the following documents by reference:

  The Company's Annual Report, pursuant to Section 13 or 15(d) of the Exchange Act, filed on Form 10-K for the fiscal year ended December 31, 1997.

  All other reports filed pursuant to Section 13 or 15(d) of the Exchange Act since the end of the fiscal year ended December 31, 1997 including:

     The Company's Quarterly Reports, pursuant to Section 13 or 15(d) of the Exchange Act filed on Form 10-Q or Form 10-Q/A for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998.

     All documents filed after the date of this Consent Statement shall be deemed to be incorporated by reference into this Consent Statement and copies of these documents will be available without charge upon request to the Company at its principal office.

                              ADDITIONAL MATTERS

     Questions and requests for assistance may be directed to and additional copies of the Consent Statement and Consent Form may be obtained from the Company c/o Related Capital Company, Attention: Brenda Abuaf, 625 Madison Avenue, New York, New York 10022 1-800-600-6422, extension 2090.

                                   By order of the Board of Trustees




                                   /s/ J. Michael Fried
                                   J. Michael Fried
                                   Chairman of the Board

February 11, 1999

                                                                       ANNEX A


                                   GLOSSARY

"5/50 Rule" shall have the meaning set forth in "Federal Income Tax
Consequences."

"Acquired Guaranteed Mortgage Certificate" shall mean any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional mortgage or mortgages and acquired by or on behalf of the Company other than in connection with the origination of the underlying Mortgage or Mortgages.

"Acquired Insured Mortgage" shall mean (i) any Mortgage which is a fully funded Mortgage Loan made to an entity that owns a Development insured by FHA and acquired by or on behalf of the Company as a whole loan or a beneficial interest or a participating interest therein or by a purchase of mortgage-backed securities or pass-through certificates backed by indebtedness secured by FHA insured Mortgage Loans.; and (ii) any mortgaged-backed securities guaranteed by Fannie Mae or on behalf of the Company other than in connection with the origination of the underlying Mortgage or Mortgages.

"Acquired Mortgage" shall mean either an Acquired Insured Mortgage or an Acquired Guaranteed Mortgage Certificate.

"ADA" shall mean the Americans with Disabilities Act.

"Additional Loans" shall mean non-interest bearing, uninsured loans made by the Company to the developer or a sponsor of a Development (or the general partners or other principals of the owner of the Development) in connection with a Mortgage Loan made by the Company to an entity that owns a Development.

"Advisor" shall mean Related AMI Associates Inc.

"Advisory Agreement" shall mean the agreement between the Company and the Advisor pursuant to which the Advisor will act as the investment advisor and administrator of the Company.

"Asset Management Fee" shall mean the Asset Management Fee payable to the Advisor under the provisions of the Advisory Agreement.

"Authorized Mortgage Investments" shall mean investments authorized under the Company's current investment policy, which include Originated Mortgages, Acquired Mortgages and Additional Loans (and within such terms are also included REMICS, CMOs, GNMA, FHA and FHLMC Pass-Through Certificates).

"Board of Trustees" shall mean the board of trustees of the Company.

"Bridge Loan" shall mean a loan secured by junior liens and used as temporary financing.

"CAD" shall mean cash available for distributions, which shall consist of the Company's net income (as determined pursuant to GAAP) adjusted for certain non-cash charges (as determined pursuant to GAAP). Proceeds from borrowings will not be included in the calculation of CAD.

"CMBS" shall mean commercial mortgage backed securities.

"CMOs" or "CMO Bonds" shall mean debt obligations (bonds) that are collateralized by Mortgage Loans or mortgage certificates other than Mortgage Derivatives and Subordinated Interests in CMBS. CMOs are structured so that principal and interest payments received on the collateral are sufficient to make principal and interest payments on the bonds. Such bonds may be issued by United States government agencies or private issuers in one or more classes with fixed or variable interest rates, maturities and degrees of subordination that are characteristics designed for the investment objectives of different bond purchasers.

"Code" shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws.

"Commission" shall mean the Securities and Exchange Commission.

"Company" shall mean American Mortgage Investors Trust.

"Comparable Mortgage REITs" shall mean Mortgage REITs with portfolios and business plans which are comparable to that of the Company upon the implementation of the Proposals.

"Compensation Committee" shall mean a committee appointed by the Board of Trustees, authorized and directed to administer the Incentive Share Option Plan.

"Consent Form" shall mean the form on which Shareholders officially consent or deny consent to the Proposals pursuant to this Consent Statement.

"Construction Loan" shall mean a loan, the proceeds of which are used to finance the costs of construction or rehabilitation of real properties.

"Debt Limitation" shall mean indebtedness incurred by the Company, excluding trade payables and the subordinated Advisor fees, up to a maximum of 100% of the Company's Total Market Value, calculated as of the date the debt is incurred.

"Declaration of Trust" shall mean the Declaration of Trust of the Company as amended and/or amended and restated from time to time.

"Development" shall mean a multi-family, primarily residential, rental project or health care facility.

"Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

"Fannie Mae" shall mean the Federal National Mortgage Association.

"FASIT" shall mean Financial Asset Securitization Investment Trust.

"FHA" shall mean the Federal Housing Administration.

"FHLMC" means the Federal Home Loan Mortgage Corporation.

"FHLMC Certificates" means mortgage participation certificates issued by FHLMC, either in certificate or book entry form.

"FNMA" or "Fannie Mae" shall mean the federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (12 U.S.C., (S)1716 et seq.), formerly known as the Federal National Mortgage Association.

"FNMA Certificates" or "Fannie Mae Certificates" means guaranteed mortgage Pass-Through Certificates issued by Fannie Mae either in certified or book-entry form.

"Freddie Mac" shall mean the Federal Home Loan Mortgage Corporation.

"Funds From Operations" means net income (computed in accordance with GAAP) excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization on mortgage assets, and after adjustments for unconsolidated partnerships and joint ventures. Funds From Operations does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of the Company's performance or to cash flows as a measure of liquidity or ability to make distributions.

"GAAP" shall mean generally accepted accounting principles.

"Ginnie Mae" shall mean the Government National Mortgage Association.

"GNMA Certificates" shall mean fully modified Pass-Through mortgage-backed certificates guaranteed by GNMA and issued either in certificated or book-entry form.

"Hedging Transaction" shall mean those transactions entered into primarily to protect the Company from the effect of interest rate fluctuations on its floating rate debt and to protects its portfolio or Mortgage Investments from interest rate and prepayment rate fluctuations.

"HUD" shall mean the United States Department of Housing and Urban Development.


"Incentive Share Option Plan" means the Company's incentive share option plan attached hereto as Annex D.

"Inverse IOs." shall mean IOs that bear interest at a floating rate which varies inversely (and often at a multiple of) changes in a specific index.

"IOs" shall mean Mortgage Derivatives representing the right to receive interest only or a disproportionately large amount of interest in relation to principal payments.

"Master Servicer" shall mean a nationally recognized agency that regularly engages in the business of servicing Mortgage Loans.

"Mezzanine Loan" shall mean a loan that is subordinate to a lien on the related real property.

"Mortgage Collateral" shall mean the principle payments on the Mortgage Loans comprising the mortgage collateral (i.e. mortgage pass-through securities or pools of whole loans securing or backing a series of CMBS).

"Mortgage Derivatives" shall mean mortgage securities or other instruments that provide for the holder to receive interest only, principal only, or interest and principal or payments in lieu of interest or principal in amounts that are disproportionate to those payable on the underlying Mortgage Loans and may include other derivative instruments such as IO strips, PO strips, payments in exchange for mortgage guarantees, and other securities with significant exposure to changes in mortgage prepayment rates.

"Mortgage Loan" shall mean uninsured and insured multifamily, commercial and residential term loans secured by real property.

"Mortgage REITs" shall mean traded mortgage real estate investment trusts.

"Mortgages" shall mean, in a broad sense, beneficial interests or participation interests in whole mortgages, mortgage certificates, mortgage-backed securities, participation certificates backed by either a single mortgage or a pool of mortgages or interests in pass-through entities which, under the REIT Provisions of the Internal Revenue Code, would be considered to be qualifying real estate assets for purposes of the Company's qualification as a REIT (e.g., REMICs).

"Mortgage Investments" shall mean the collective term for Proposed Mortgage Investments and Authorized Mortgage Investments.

"Net Income" shall mean, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to allowances or reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from Mortgage Prepayments, Sales or Insurance (as such terms are defined in the Prospectus).

"Offering" shall mean the Company's initial public offering of Shares completed as of November 30, 1993.

"Operating Expense Limitation" means the annual Total Operating Expenses of the Company may not exceed the greater of (i) 2% of the Average Invested Assets of the Company, or (ii) 25% of the Company's Net Income.

"Originated Guaranteed Mortgage Certificate" shall mean any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional mortgage or mortgages originated by or on behalf of the Company.

"Originated Insured Mortgage" shall mean (i) any Mortgage originated by or on behalf of the Company or by another lender and sold to the Company prior to the time it has been fully funded, the principal of which (excluding Participating Interest Payments and any Additional Loan) is eligible for insurance by FHA and others under programs administered by HUD and shall also include Ginnie Mae mortgage-backed securities and Ginnie Mae pass-through certificates backed by indebtedness secured by such a Mortgage; and (ii) any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional mortgagor mortgaged originated by or on behalf of the Company.

"Originated Mortgage" shall mean either an Originated Insured Mortgage or an Originated Guaranteed Mortgage Certificate.

"Participating Interest Payments" shall mean interest payments to be paid in connection with Originated Mortgages or Acquired Mortgages which payments are in addition to the base rate of interest on an Originated Mortgage or Acquired Mortgage and are calculated as a percentage of the cash flow, rentals, revenues and/or appreciation of the underlying project.

"Pass-Through Certificates" shall mean securities (or interests therein) other than Mortgage Derivatives and Subordinated Interests in CMBS evidencing undivided ownership interests in a pool of Mortgage Loans, the holders of which receive a "pass-through" of the principal and interest paid in connection with the underlying Mortgage Loans in accordance with the holders, respective, undivided interests in the pool. Pass-Through Certificates include GNMA, FNMA and FHLMC Certificates, as well as other certificates evidencing interests in loans secured by single-family properties.

"Permanent Debt" shall mean debt (other than debt incurred under the Working Capital Line and trade payables) of the Company, which may be incurred with reverse repurchase agreements, secured and unsecured loans, and the issuance of commercial paper.

"Permanent Debt Limitation" shall mean Permanent Debt up to a maximum at 50% of the Company's Total Market Value, measured as of the date the debt is incurred..

"Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies or associations, joint ventures, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof.

"Placement Agents" shall mean the broker-dealers who participated in the distribution of the Shares in the initial Offering.

"POs" shall mean Mortgage Derivatives representing the right to receive principal only or a disproportionate amount of principal.

"Potential Optionee" shall mean trustees and officers of the Company who are entitled to participate in the Company's Incentive Share Option Plan.

"Proposals" shall mean the collective term for all the proposals considered in this Consent Statement.

"Proposed Mortgage Investments" shall mean uninsured Mortgage Loans, Construction Loans, Bridge Loans, Mezzanine Loans, Mortgage Derivatives, Subordinated Interests (including Subordinated Interests in CMBS).

"Prospectus" shall mean the final prospectus of the Company in connection with the initial registration of Shares filed with the Securities and Exchange Commission on Form S-11, as amended.

"Record Date" shall mean the close of business on February 5, 1999.

"Redemption Plan" shall mean the Company's redemption plan pursuant to which any Shareholder who has acquired and owns "eligible shares" (as defined in the Prospectus) may present such Shares to the Company for redemption.

"Reinvestment Plan" shall mean the Company's dividend reinvestment plan pursuant to which Shareholders can elect to have their distributions reinvested in additional Shares.

"REIT" shall mean a corporation or trust which qualifies as a real estate investment trust as defined in Sections 856 to 860 of the Code.

"Related" shall mean Related Capital Company and its affiliates.

"REMIC" shall mean a real estate mortgage investment conduit described in sections 860A through 860G of the Code.

"Reverse Repurchase Agreements" shall mean agreements which involve sales by the Company of portfolio assets, concurrently with an agreement by the Company to repurchase such assets at a later date at a fixed price.

"RMC" shall mean Related Mortgage Company, an affiliate of the Advisor.

"Section 42 Properties" shall mean multifamily housing which uses the assistance of Section 42 Tax Credits.

"Section 42 Tax Credits" shall mean Federal Low Income Housing Tax Credits pursuant to section 42 of the Code.

"Securities" shall mean any instruments commonly known as "securities," including stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares or participations, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

"Shareholders" shall mean holders of the Shares.

"Shares" shall mean shares of beneficial interest, par value $.10 per share, of the Company.

"Special Servicing" shall mean the servicing of defaulted Mortgage Loans, including oversight and management of the resolution of such Mortgage Loans by modification, foreclosure, deed in lieu of foreclosure or otherwise.

"Special Servicing Rights" shall mean those rights to control decisions with respect to the preservation of the Company's collateral, including property management and maintenance decisions.

"Sub IO" shall mean an IO with characteristics of Subordinated Interests.

"Subordinated Interests" shall mean subordinated interests in CMBS and other Mortgage Investments.

"Ten Year Treasury Rate" means the arithmetic average of the weekly average yield to maturity for actively traded current coupon U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years) published by the Federal Reserve Board during a fiscal year, or, if such rate is not published by the Federal Reserve Board, any Federal Reserve Bank or agency or department of the federal government selected by the Company.

"Total Market Value" shall mean the greater of (i) the sum of (a) the aggregate market value of the Company's Shares and (b) the total debt of the Company excluding unconsolidated subsidiaries, and (ii) the aggregate value of the Company's assets as determined by the Advisor based upon third party or management appraisals or other criteria as the Board of Trustees shall determine in its sole discretion.

"Total Operating Expenses" shall mean all operating, general and administrative expenses of the Company as determined by generally accepted accounting principles, exclusive of the expenses of raising capital, interest payments, taxes, non-cash expenditures (i.e., depreciation, amortization, bad debt reserve), and costs related directly to a specific Mortgage Investment by the Company, such as expenses for originating, acquiring, servicing or disposing of a Mortgage.

"Transaction Expenses" shall mean the filing fees, legal and accounting fees, printing and mailing costs, solicitation agent expenses and other transaction costs associated with the solicitation of consents by the Board of Trustees.

"UBTI" shall mean unrelated business taxable income.

"Underwriting Group" shall mean Related's Real Estate Underwriting Group.

"Working Capital Line" shall mean indebtedness (i) which has a term of no longer than five years and is utilized by the Company to acquire and originate Mortgage Investments which are intended to be pooled as part of an issuance of CMOs or pass-through certificates sponsored by the Company or its subsidiaries, the proceeds of which will be used to repay such indebtedness, or (ii) used to pay distributions to Shareholders and operating expenses, including without limitation, fees to the Advisor.

                                                                       ANNEX B


                             FINANCIAL INFORMATION

Index to Financial Information

                                                                                             Page
                                                                                             ---
Selected Financial Data ..................................................................   B-2

Pro Forma Financial Information

Introduction to Pro Forma Consolidated Financial Statements
 for the Nine Months Ended September 30, 1998 and the Year Ended December 31, 1997 .......

Pro Forma Consolidated Balance Sheet as of September 30, 1998 ............................   B-5

Pro Forma Consolidated Income Statements for the Nine Months Ended September 30, 1998
 and the Year Ended December 31, 1997 ....................................................

Notes to Pro Forma Financial Statements for the Nine Months Ended September 30, 1998
 and the Year Ended December 31, 1997 ....................................................   B-8

                       American Mortgage Investors Trust
                            Selected Financial Data

The following table sets forth selected financial data on a pro forma basis and a historical basis for the Company. The table should be read in conjunction with the historical financial statements incorporated by reference and the unaudited pro forma financial information and with the financial statements and notes thereto of the Company included in this Appendix B.

The following unaudited pro forma operating and other data have been prepared to reflect that the Proposals were adopted on January 1, 1997. The unaudited pro forma balance sheet data has been prepared assuming that the adoption of the Proposals and related transactions had occurred on September 30, 1998. In the opinion of the Advisor, all adjustments necessary to reflect the effects of the Proposals and related transactions have been made.

                       AMERICAN MORTGAGE INVESTORS TRUST
                            SELECTED FINANCIAL DATA


                                            As of and for the Year Ended December 31,
                                ------------------------------------------------------------------
                                    1993 (A)          1994             1995             1996
                                --------------- ---------------- ---------------- ----------------
OPERATING DATA:
Total revenues                   $     568,128   $    3,635,436   $   4,355,902    $   4,424,815
Total expenses                         215,789        1,015,734       1,208,770        1,137,184
Net income                             352,339        2,619,702       3,147,132        3,287,631
Distributions to shareholders          414,161        4,839,766       5,566,609        5,569,283
Earnings per weighted
 average shares                           0.37             0.72            0.82             0.86
Distribution per shares (D)        .7548-.0159     1.4500-.1391            1.45             1.45
BALANCE SHEET DATA:
Cash and cash equivalents           19,698,967       12,285,691       6,242,945        4,828,561
Investment in REMIC
 Certificates and GNMA
 certificates and FHA
 Insured Project Loan               14,794,341       18,953,841      19,327,518       12,683,331
Investments in mortgage
 loans                              18,338,566       33,284,852      39,497,133       45,049,596
Total assets at book value          55,086,936       65,041,319      65,517,610       63,147,215
Total liabilities                      601,398          356,602       1,002,976          986,551
Shareholders' equity                54,485,538       64,684,717      64,514,634       62,160,664
OTHER DATA (all amounts in dollars except for Ratios):
Net increase (decrease) in
 cash and cash equivalents          19,548,941       (7,413,276)     (6,042,746)      (1,414,384)
Net cash provided by
 operating activities                  297,119        3,061,890       4,578,923        3,946,550
Ratio of earnings to fixed
 charges                                   N/A              N/A             N/A              N/A
Ratio of earnings to total
 assets                                   0.01             0.04            0.05             0.05
Book value per share                     18.03            16.77           16.80            16.18



                                  As of and for the Year Ended                       As of and for the
                                           December 31,                      Nine Months Ended September 30,
                                --------------------------------   ----------------------------------------------------
                                                       1997                                                1998
                                      1997           Pro Forma          1997             1998            Pro Forma
                                ---------------- ---------------   --------------- ---------------- ------------------
OPERATING DATA:
Total revenues                   $   4,244,854   $ 4,244,854       $   3,210,031     $  3,200,256     $   3,200,256
Total expenses                         699,039       732,636             566,553          493,130           516,302
Net income                           3,545,815     3,512,218           2,643,478        2,707,126         2,683,954
Distributions to shareholders        5,575,532     5,544,635           4,172,266        4,163,738         4,142,591
Earnings per weighted
 average shares                           0.92          0.91(C)             0.69             0.70              0.70
Distribution per shares (D)               1.45          1.44              1.0845           1.0845            1.0790
BALANCE SHEET DATA:
Cash and cash equivalents            1,840,715           N/A           2,501,615        2,726,148         2,726,148
Investment in REMIC
 Certificates and GNMA
 certificates and FHA
 Insured Project Loan               12,495,878           N/A          12,521,613       10,903,548        10,903,548
Investments in mortgage
 loans                              46,792,853           N/A          46,788,060       46,214,163        46,214,163
Total assets at book value          61,645,922           N/A          62,461,284       60,612,563        60,626,063
Total liabilities                    1,259,997           N/A           1,328,273        1,682,176         2,145,676(B)
Shareholders' equity                60,385,925           N/A          61,133,011       58,930,387        58,480,387
OTHER DATA (all amounts in dollars except for Ratios):
Net increase (decrease) in
 cash and cash equivalents          (2,987,846)          N/A          (2,326,946)         885,433           885,433
Net cash provided by
 operating activities                4,433,638           N/A           3,319,579        3,226,213         3,205,066
Ratio of earnings to fixed
 charges                                   N/A           N/A                 N/A              N/A             99.35
Ratio of earnings to total
 assets                                   0.06           N/A                0.04             0.04              0.04
Book value per share                     15.73           N/A               15.84            15.35             15.23

(A) As of December 31, 1993 the Company was still in its offering and acquisition period.
(B) Pro forma total liabilities reflect the accrual of the loan financing costs expected to be incurred in connection with the adoption of the Proposals totaling $450,000
(C) Pro Forma basic earnings per weighted average shares amount does not include the non-recurring costs of the Proposals which is expected to total $450,000.
(D) Distribution in 1993 and 1994 received by shareholders varied depending on the dates they became shareholders

                        Pro Forma Financial Information

Introduction

     The pro forma balance sheet has been prepared as if the Proposals were adopted on September 30, 1998 The pro forma statements of operations of the Company for the year ended December 31, 1997 and the nine months ended September 30, 1998 have been prepared based on the historical financial statements of the Company and assume that the Proposals were adopted January 1, 1997.

     The pro forma financial statements are based upon available information and upon certain assumptions, as set forth in the notes to pro forma financial statements, that the Company believes are reasonable in the circumstances.

     These statements do not purport to represent what the Company's financial position and results of operations (i) would actually have been if the Proposals in fact had been adopted on such dates or at the beginning of such periods or (ii) for any future date or period.

                       American Mortgage Investors Trust
                            Pro Forma Balance Sheet
                           As of September 30, 1998
                                   Unaudited
                            (Dollars in thousands)



                                                                            Historical       Pro Forma       The Company
                                                                              Company       Adjustments       Pro Forma
                                                                           ------------   ---------------   ------------
ASSETS
Investments in mortgage loans                                               $  46,214                        $  46,214
Investment in REMIC and GNMA
Certificates                                                                   10,904                           10,904
Cash and cash equivalents                                                       2,726                            2,726
Deferred costs                                                                     10        $    14(a)             24
Accrued interest receivable                                                       759                              759
                                                                            ---------                        ---------
Total assets                                                                $  60,613                        $  60,627
                                                                            =========                        =========
LIABILITIES AND
SHAREHOLDER'S EQUITY
Liabilities:
Accounts payable and accrued expenses                                       $      71                        $      71
Loan payable                                                                       --            464(a)            464
Due to affiliates                                                               1,611                            1,611
                                                                            ---------                        ---------
Total liabilities                                                               1,682                            2,146
                                                                            =========                        =========
Shareholders' Equity:
Shares of beneficial interest; $.10 par value; 12,500,000 shares
 authorized; 4,152,243 shares issued and outstanding                              415                              415
Treasury shares of beneficial interest; $.10 par value; 312,998 shares            (31)                             (31)
Additional paid-in capital                                                     68,850                           68,850
Distributions in excess of net income                                         (10,478)          (450)(a)       (10,928)
Accumulated other comprehensive income:
Net unrealized gain (loss) on marketable securities                               175                              175
                                                                            ---------                        ---------
Total shareholders' equity                                                     58,931                           58,481
                                                                            ---------                        ---------
Total liabilities and shareholders' equity                                  $  60,613                        $  60,627
                                                                            =========                        =========

                       American Mortgage Investors Trust
                          Pro Forma Income Statement
                 For the Nine Months Ended September 30, 1998
                                   Unaudited
                (Dollars in thousands except per share amounts)



                                                                    Historical      Pro Forma      The Company
                                                                      Company      Adjustments      Pro Forma
                                                                   ------------   -------------   ------------
REVENUES
Interest Income:
 Mortgage loans                                                      $ 2,436                          $ 2,436
 REMIC and GNMA Certificates                                             681                              681
 Temporary investments                                                    83                               83
                                                                     --------                         -------
Total revenues                                                         3,200                            3,200
                                                                     --------                         -------
EXPENSES
General and administrative                                               123                              123
General and administrative-related parties                               372         $  (6)(b)            366
Realized (gain) loss on sale of REMIC and GNMA Certificates and
 FHA Insured Project Loan                                                   (7)                              (7)
Interest                                                                  --             27(c)             27
Amortization                                                               5              2(a)              7
                                                                     --------                         -------
Total expenses                                                           493                              516
                                                                     --------                         -------
Net income                                                           $ 2,707                          $ 2,684
                                                                     ========                         =======
Basic net income per weighted average share                          $  0.70                          $  0.70
                                                                     ========                         =======

                       American Mortgage Investors Trust
                          Pro Forma Income Statement
                     For the Year Ended December 31, 1997
                                   Unaudited
                (Dollars in thousands except per share amounts)



                                                               Historical      Pro Forma      The Company
                                                                 Company      Adjustments      Pro Forma
                                                              ------------   -------------   ------------
REVENUES
Interest Income:
 Mortgage loans                                                 $  3,118                       $  3,118
 REMIC and GNMA Certificates and FHA Insured Project Loan            976                            976
 Temporary investments                                               151                            151
                                                                --------                       --------
Total revenues                                                     4,245                          4,245
                                                                --------                       --------
EXPENSES
General and administrative                                           144        $                   144
General and administrative-related parties                           478           (5)(b)           473
Realized loss on sale of REMICs and GNMAs and FHA Insured
 Project Loans                                                        67                             67
Interest                                                              --           36(c)             36
Amortization                                                          10            3(a)             13
                                                                --------                       --------
Total expenses                                                       699                            733
                                                                --------                       --------
Net income                                                      $  3,546                       $  3,512
                                                                ========                       ========
Basic net income per weighted average share                     $   0.92                       $   0.91
                                                                ========                       ========

                       American Mortgage Investors Trust
                    Notes To Pro Forma Financial Statements
               For The Nine Months Ended September 30, 1998 and
                       The Year Ended December 31, 1997
                            (Dollars in thousands)

(a) Represents the additional financing obtained as a result of the costs expected to be incurred in connection with the adoption of the Proposals. These non-recurring costs include legal, accounting, printing and related costs which are expected to equal $450 are excluded from the pro forma income statement. The cost of obtaining this additional financing equals $14 and will be deferred and amortized over the term of the loan (5 years).

(b) Historically, the advisory agreement provided that the Advisor would receive an asset management fee of .625% of total invested assets. If the Proposals are adopted, the asset management fee for new acquisitions will be restructured. During the 1997 year there were five new acquisitions of Authorized Mortgage Investments totaling $3,871 and in accordance with the new fee structure outlined in the Proxy Statement, the asset management fee for these assets have been reduced to .355% of total invested assets.

(c) Represents interest expense at an assumed annual rate of 9% on the financing of the costs expected to be incurred in connection with implementing the Proposals.

                                                                         ANNEX C

                              INDEX TO AMENDMENTS
                            TO DECLARATION OF TRUST

  * Does not include minor revisions made regarding section reference changes

                                                                 SECTIONS BEING AMENDED TO REFLECT
 PROPOSAL                                                        PROPOSAL
-------------------------------------------------------------------------------------------------------------------------
 Proposal 1: Listing the Shares on Amex                          Article IV, Section 4.2 Authority of Trustees
                                                                  4.2(b)(xxv)
-------------------------------------------------------------------------------------------------------------------------
 Proposal 2: Clarifying Certain Ambiguities re: Issuance of      Article II--Definitions
 Securities                                                       2.1(p)
                                                                  2.1(rr)
                                                                  2.1(ddd)

                                                                 Article VIII, Section 8.1 Shares
                                                                  8.1(b)
                                                                  8.1(c)
                                                                  8.1(d)
                                                                  8.1(e)
------------------------------------------------------------------------------------------------------------------------
 Proposal 3: Borrowings                                          Article II--Definitions
                                                                  2.1(s)
                                                                  2.1(pp)
                                                                  2.1(jjj)
                                                                  2.1(kkk)
                                                                  2.1(ooo)

                                                                 Article IV, Section 4.2--Authority of Trustees
                                                                  4.2(a)
                                                                  4.2(b)(vi)

                                                                 Article VII, Section 7.9--Trust's Right to Borrow Funds
                                                                  7.9
------------------------------------------------------------------------------------------------------------------------
 Proposal 4: Reinvestment of Repayments and Disposition          Article IV, Section 4.2--Authority of Trustees
 Proceeds                                                         4.2(b)(i)
------------------------------------------------------------------------------------------------------------------------
 Proposal 5: Restructuring from a Finite-Life to Infinite-Life   Article X, Section 10.3--Termination of Trust
 REIT                                                            10.3
------------------------------------------------------------------------------------------------------------------------

                                                          SECTIONS BEING AMENDED TO REFLECT
 PROPOSAL                                                 PROPOSAL
------------------------------------------------------------------------------------------------------------------------
 Proposal 6: Changes in the Company's Investment Policy   Article II--Definitions
                                                           2.1(f)
                                                           2.1(ee)
                                                           2.1(ii)
                                                           2.1(kk)

                                                          Article VII, Section 7.1--General Statement of Policy
                                                           7.1

                                                          Article VII, Section 7.2--Specific Investments
                                                           7.2

                                                          Article VII, Section 7.7--Restrictions
                                                           7.7(k)
                                                           7.7(l)

                                                          Deleted Provisions
                                                          7.7(l) (issuance of shares on a deferred basis)
                                                          7.7(m) (issuance of debt securities)
                                                          7.7(n) (issuance of shares in a private offering)
                                                          7.7(q) (uninsured lending)
                                                          7.7(r) (investments in certain derivative securities)
------------------------------------------------------------------------------------------------------------------------
 Proposal 7: Consent Required to Terminate the Company    Article X. Section 10.3
------------------------------------------------------------------------------------------------------------------------
 Proposal 8: Conforming Changes                           Article II--Definitions
                                                           2.1(r)
                                                           2.1(u)
                                                           2.1(ee)

                                                          Article IV, Section 4.1--Number, Terms and Qualifications
                                                           4.1

                                                          Article IV, Section 4.2--Authority of Trustees
                                                           4.2(b)(xxii)
                                                           4.2(b)(xxvi)
                                                           4.2(b)(xxvii)

                                                          Article VI, Section 6.2--Advisor--Term
                                                           6.2

                                                          Article VIII, Section 8.2--Certificates, Share Ledger
                                                           8.2

                                                          Article XIII, Section 13.1--Approval of Conversion
                                                          Transactions
                                                          13.1
                                                          Deleted Provisions

                                                          Article VI, Section 8 (limitation on acquisition expenses)

                                                          Article VIII, Section 10 (Redemption Plan)
------------------------------------------------------------------------------------------------------------------------

     NOTE: Strike through text represents deletions made to the current Declaration of Trust and underlined text represents additions made to the current Declaration of Trust.

                                    SECOND
                   AMENDED AND RESTATED DECLARATION OF TRUST
                                      OF
                       AMERICAN MORTGAGE INVESTORS TRUST

     WHEREAS the Declaration of Trust of American Mortgage Investors Trust was declared, executed and acknowledged in Boston, Massachusetts on June 11, 1991 by Carmela Laurella (the "Initial Trustee") and was thereafter filed in the offices of the Secretary of the Commonwealth of Massachusetts (the "Original Declaration of Trust"); and


     WHEREAS the Original Declaration of Trust was amended and restated by the Amended and Restated Trust Agreement dated as of March 29, 1993 filed in the offices of the Secretary of State of the Commonwealth of Massachusetts (the "First Amended and Restated Declaration of Trust");

     WHEREAS the undersigned, being all of the presently incumbent Trustees, desire to amend and restate the First Amended and Restated Declaration of Trust to read in its entirety as set forth herein; and

     WHEREAS the Trustees have unanimously approved amending the First Amended and Restated Declaration of Trust pursuant to the proposals (the "Proposals") as more fully described in the Consent Solicitation Statement dated February 11, 1999 ("Consent Statement") and distributed to all Shareholders of record as of February 5, 1999;

     WHEREAS the Proposals require the approval of Shareholder holding a majority of the Shares entitled to vote and such approval was obtained;

     WHEREAS the Trustees confirm and recite the recitals of the First Amended and Restated Declaration of Trust, to wit:


     A. The Trust has been formed for the purposes of raising capital and utilizing such capital to invest in Mortgage Investments.

     B. The Trustees desire that such Trust qualify as a "real estate investment trust" under the REIT Provisions of the Internal Revenue Code.

     C. The Trustees may hereafter acquire, hold, invest and dispose of Trust assets as trustees in the manner provided in this Declaration of Trust.


     D. The beneficial interest in the Trust assets shall be divided into one or more classes of transferable shares of beneficial interest, as provided in this Declaration of Trust.


                                  DECLARATION


     NOW, THEREFORE, J. Michael Fried, residing at 6 Peter Cooper Road, Apt. 29, New York, New York, Peter T. Allen, residing at 2224 Applewood Court, Ann Arbor, Michigan and Arthur P. Fisch, residing at 25 Joralemon Street, Brooklyn, New York (such persons and any successor to such persons and additional persons, so long as they shall continue in or be admitted to office in accordance with the terms of this Declaration of Trust, are hereinafter together called the "Trustees"), hereby declare that they will hold all property of every type and description which they may acquire as such trustees, together with the proceeds thereof, in trust, to manage, hold and dispose of the same for the benefit of the holders of record from time to time of the Shares being issued and to be issued hereunder and in the manner and subject to the provisions of this Declaration of Trust:


                            ARTICLE I -- THE TRUST


     SECTION 1.1 NAME. The name of the Trust created by this Declaration of Trust shall be "AMERICAN MORTGAGE INVESTORS TRUST" (hereinafter called the "Trust") and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" whenever used in this Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees in their capacity of Trustees, and not individually or personally, and shall not refer to the officers or Shareholders of the Trust or to the agents or employees of the Trust or of such Trustees. Should the Trustees determine that the use of such name is not practicable, legal or convenient, they may use such other designation or they may adopt such other name for the Trust as they deem proper and the Trust may hold property and conduct its activities under such designation or name, subject, however, to the limitations contained in the next succeeding paragraph.

     SECTION 1.2 LOCATION. The Trust shall maintain an office of record in Boston, Massachusetts, initially at 84 State Street, care of The Prentice Hall Corporation System, Inc. (the Trust's resident agent initially), in the City of Boston, in the County of Suffolk, in the Commonwealth of Massachusetts and the Trust may have such other offices or places of business as the Trustees may from time to time determine as necessary or expedient.

     SECTION 1.3 NATURE OF TRUST. The Trust shall be of the type commonly termed a Massachusetts business trust; this Declaration of Trust and all amendments hereto and restatements hereof shall be filed in all appropriate state and local offices in the Commonwealth of Massachusetts in order to effectuate such intent. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation or joint stock company. The Shareholders shall be beneficiaries and their relationship to the Trustees shall be solely in that capacity in accordance with the rights conferred upon them hereunder. The Trust is intended to have the status of a "real estate investment trust" as that term is defined in the REIT Provisions of the Internal Revenue Code and this Declaration of Trust and all actions of the Trustees hereunder shall be construed in accordance with such intent, unless and until the Trustees, including a majority of the Independent Trustees, may determine that the maintenance of that status is no longer in the best interests of the Shareholders or practicable.


                           ARTICLE II -- DEFINITIONS


     SECTION 2.1 DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Consent Statement. Whenever used in this Declaration of Trust, unless the context otherwise requires, the terms defined in this Article II shall have the following respective meanings:


     (a) Acquired Guaranteed Mortgage Certificate. "Acquired Guaranteed Mortgage Certificate" shall mean any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional mortgage or mortgages and acquired by or on behalf of the Trust other than in connection with the origination of the underlying Mortgage or Mortgages.

     (b) Acquired Insured Mortgage. "Acquired Insured Mortgage" shall mean any Mortgage which is a fully funded mortgage loan insured by FHA and acquired by or on behalf of the Trust as a whole loan or a beneficial interest or a participating interest therein or by a purchase of mortgage-backed securities or pass-through certificates backed by indebtedness secured by FHA insured mortgage loans. Acquired Insured Mortgage shall not include Ginnie Mae mortgage-backed securities or pass-through certificates backed by indebtedness secured by an Originated Insured Mortgage.

     (c) Acquired Mortgage. "Acquired Mortgage" shall mean either an Acquired Insured Mortgage or an Acquired Guaranteed Mortgage Certificate.


     (d) Acquisition Fees. "Acquisition Fees" shall mean the total of all fees and commissions, however designated, paid by any party in connection with the origination or acquisition of Mortgages and other Mortgage Investments by the Trust. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, development fee, nonrecurring management fee, or any fee of a similar nature, however designated.

     (e) Additional Loan. "Additional Loan" shall mean the non-interest bearing loan made to the developer or a sponsor of a Development (or the general partners or other principals of the owner of the Development) in connection with a Mortgage Loan.

     (f) Additional Mortgage Investments. "Additional Mortgage Investments" shall mean the permanent investments of the Trust as described in the Consent Statement, (other than the Original Mortgage Investments) which investments shall include: Uninsured Mortgage Loans, Construction Loans, Bridge Loans, Mezzanine Loans, Mortgage Derivatives and Subordinated Interests in CMBS.

     (g) Advisor. "Advisor" shall mean the person(s) or entity responsible for directing or performing the day-to-day business affairs of the Trust, including a person or entity to which an Advisor subcontracts substantially all such functions. Initially, the Advisor shall be Related AMI or anyone who succeeds it in such capacity.

     (h) Advisory Agreement. "Advisory Agreement" shall mean the agreement between the Trust and the Advisor pursuant to which the Advisor will act as the investment advisor and administrator of the Trust.

     (i) Affiliate. "Affiliate" shall mean (i) any Person directly or indirectly controlling, controlled by or under common control with another Person, (ii) any Person owning or controlling 10% or more of the outstanding voting securities or beneficial interests of such other Person, (iii) any officer, director, trustee or general partner of such Person and (iv) if such other Person is an officer, director, trustee or partner of another entity, then the entity for which that Person acts in any such capacity.

     (j) Affiliated Programs. "Affiliated Programs" shall mean Aegis Realty, Inc., Capital Mortgage Plus L.P., any similar programs organized by the Sponsor, any successors to such programs or a combination of such programs.

     (k) Asset Management Fee. "Asset Management Fee" shall mean the Asset Management Fee payable to the Advisor under the provisions of the Advisory Agreement.

     (l) Average Invested Assets. "Average Invested Assets" shall mean the average of the aggregate Book Value of the assets of the Trust for any period invested, directly or indirectly, in Mortgage Investments, before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during such period.

     (m) Book Value. "Book Value" shall mean the value of an asset or assets of the Trust on the books of the Trust before provision for amortization or depreciation, and before deducting any indebtedness or other liability in respect thereto, except that no asset shall be valued at more than its fair value as determined by the Board of Trustees.

     (n) CMOs. "CMOs" shall mean collateralized mortgage obligations.

     (o) Code. "Code" shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws.

     (p) Common Shares. "Common Shares" shall mean any Shares classified or reclassified as such by the Trustees.

     (q) Competitive Commission. "Competitive Commission" shall have the meaning ascribed to such term in Article VI, Section 6.6.

     (r) Consent Statement. "Consent Statement" shall mean the Consent Statement sent to Shareholders dated February 11, 1999.

     (s) Debt Limitation. "Debt Limitation" shall mean (i) 100% of Total Market Value (calculated at the time debt is incurred) with respect to Total Trust Indebtedness and (ii) 50% of Total Market Value (calculated at the time debt is incurred) with respect to Permanent Trust Indebtedness.

     (t) Development. "Development" shall mean a multi-family, primarily residential, rental project or health care facility.

     (u) Excess Shares. "Excess Shares" shall have the meaning ascribed to such term in Article XII, Section 12.1.

     (v) Fannie Mae. "Fannie Mae" shall mean the Federal National Mortgage Association.

     (w) FHA. "FHA" shall mean the Federal Housing Administration.


     (x) Freddie Mac. "Freddie Mac" shall mean the Federal Home Loan Mortgage Corporation.

     (y) Ginnie Mae. "Ginnie Mae" shall mean the Government National Mortgage Association.


     (z) HUD. "HUD" shall mean the United States Department of Housing and Urban Development.

     (aa) Independent Expert. "Independent Expert" shall mean a person with no current or prior business or personal relationship with the Advisor or the Trustees and who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Trust.

     (bb) Independent Trustees. "Independent Trustees" shall mean the Trustees who (i) are not affiliated, directly or indirectly, with the Advisor, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer or director of the Advisor, or its Affiliates, (ii) do not serve as a director or trustee for more than three other REITs organized by the Sponsor, and (iii) perform no other services for the Trust except as Trustees. For this purpose, an indirect relationship shall include circumstances in which a member of the immediate family of a Trustee has one of the foregoing relationships with the Advisor or the Trust.

     (cc) Initial Investment. "Initial Investment" shall mean the $200,000 investment in Shares which the Advisor has made pursuant to Article VI, Section
6.7 of this Declaration of Trust.

     (dd) IRS. "IRS" shall mean the Internal Revenue Service of the United States of America.

     (ee) Mortgage Investments. "Mortgage Investments" shall mean, collectively, Original Mortgage Investments and Additional Mortgage Investments.

     (ff) Mortgage Loan. "Mortgage Loan" shall mean the mortgage loan made to the entity which owns a Development.

     (gg) Mortgage Prepayments, Sales or Insurance. "Mortgage Prepayments, Sales or Insurance" shall mean any Trust transaction (other than the receipt of base interest, Participating Interest Payments which were calculated on net cash flow or other measure of the net rentals or revenues from a Development, principal payments when due on a Mortgage or other Mortgage Investments, the issuance of Shares, and payments by a borrower to the Advisor or an Affiliate in respect of the Asset Management Fee in connection with a negotiated prepayment) including, without limitation, Participating Interest Payments calculated on the profits or proceeds realized upon the refinancing, sale or other disposition of a Development, prepayments, sales, exchanges, foreclosures, or other dispositions of Mortgages and other Mortgage Investments held by the Trust or the receipt of insurance proceeds from the FHA or of guarantee proceeds from Ginnie Mae, Fannie Mae or Freddie Mac or otherwise with respect to any Mortgage, or any other disposition of Trust assets.

     (hh) Mortgages. "Mortgages" shall mean, in a broad sense, beneficial interests or participation interests in whole mortgages, mortgage certificates, mortgage-backed securities, participation certificates backed by either a single mortgage or a pool of mortgages or interests in pass-through entities which, under the REIT Provisions of the Internal Revenue Code, would be considered to be qualifying real estate assets for purposes of the Trust's qualification as a REIT (e.g., REMICs).

     (ii) Net Assets or Net Asset Value. "Net Assets" or "Net Asset Value" shall mean the Total Assets of the Trust (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Trust, calculated at least quarterly on a basis consistently applied.

     (jj) Net Income. "Net Income" shall mean, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to allowances or reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from Mortgage Prepayments, Sales or Insurance.

     (kk) Original Mortgage Investments. "Original Mortgage Investments" shall mean the permanent investments of the Trust as described in the Prospectus, including investments in (i) Acquired Mortgages, (ii) Originated Mortgages,
(iii) other types of Mortgages (including interests in pass-through entities such as regular interests in REMICs which, under the REIT Provisions of the Code, are considered to be qualifying real estate assets for purposes of the Trust's qualification as a REIT), (iv) Additional Loans and (v) subject to restrictions imposed by certain provisions of the Code, CMOs collateralized by mortgages insured by FHA or mortgage certificates guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.

     (ll) Originated Guaranteed Mortgage Certificate. "Originated Guaranteed Mortgage Certificate" shall mean any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional mortgage or mortgages originated by or on behalf of the Trust.

     (mm) Originated Insured Mortgage. "Originated Insured Mortgage" shall mean a Mortgage originated by or on behalf of the Trust or by another lender and sold to the Trust prior to the time it has been fully funded, the principal of which (excluding Participating Interest Payments and any Additional Loan) is eligible for insurance by FHA and others under programs administered by HUD and shall also include Ginnie Mae mortgage-backed securities and Ginnie Mae pass-through certificates backed by indebtedness secured by an Originated Insured Mortgage.

     (nn) Originated Mortgage. "Originated Mortgage" shall mean either an Originated Insured Mortgage or an Originated Guaranteed Mortgage Certificate.

     (oo) Participating Interest Payments. "Participating Interest Payments" shall mean interest payments to be paid in connection with Originated Mortgages or Acquired Mortgages which payments are in addition to the base rate of interest on an Originated Mortgage or Acquired Mortgage and are calculated as a percentage of the cash flow, rentals, revenues and/or appreciation of the underlying project.

     (pp) Permanent Indebtedness. "Permanent Indebtedness" shall mean all indebtedness of the Trust other than Working Capital Indebtedness, trade payables and subordinated Advisor fees.

     (qq) Person. "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies or associations, joint ventures, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof.

     (rr) Preferred Shares. "Preferred Shares" shall mean any Shares classified or reclassified as such by the Trustees.

     (ss) Proposals. "Proposals" shall have the meaning ascribed to such term in the Recitals.

     (tt) Prospectus. "Prospectus" shall mean the final prospectus of the Trust in connection with the initial registration of Shares filed with the Securities and Exchange Commission on Form S-11, as amended.

     (uu) Real Estate Investment Trust ("REIT") Provisions of the Internal Revenue Code. "Real Estate Investment Trust Provisions of the Internal Revenue Code" shall mean part II, subchapter M, chapter 1 of the Code, as now enacted or hereafter amended, or successor statutes, other sections of the Code specifically applicable to REITs and regulations and rulings promulgated thereunder.

     (vv) Reinvestment Plan. "Reinvestment Plan" shall mean the Trust's dividend reinvestment plan pursuant to which Shareholders can elect to have their distributions reinvested in additional shares.


     (ww) REIT. "REIT" shall mean a corporation or trust which qualifies as a real estate investment trust as defined in Sections 856 to 860 of the Code.

     (xx) Related AMI. "Related AMI" shall mean Related AMI Associates, Inc., a Delaware corporation.

     (yy) REMIC. "REMIC" shall mean a real estate mortgage investment conduit described in sections 860A through 860G of the Code.

     (zz) Roll-Up. "Roll-Up" shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Trust and the issuance of securities of a Roll-Up Entity. Such term does not include:

    (i) a transaction involving securities of the Trust that have been for at least 12 months listed on a national securities exchange or traded through the National Association of Securities Dealers Automated Quotation National Market System; or

    (ii) a transaction involving the conversion to corporate or association form of only the Trust if, as a consequence of the transaction, there will be no significant adverse change in any of the following:


      (a) Shareholders' voting rights;

      (b) the term and existence of the Trust;

      (c) Sponsor or Advisor compensation;

      (d) the Trust's investment objectives.


     (aaa) Roll-Up Entity. "Roll-Up Entity" shall mean a partnership, real estate investment trust, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

     (bbb) Securities. "Securities" shall mean any instruments commonly known as "securities," including stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares or participations, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.


     (ccc) Shareholders. "Shareholders" shall mean holders of the Shares.

     (ddd) Shares. "Shares" shall mean the beneficial interests of a Shareholder in the Trust representing undivided beneficial interests in the assets of the Trust, which may be evidenced by certificates, including, without limitation, Common Shares and Preferred Shares.

     Shareholder List. "Shareholder List" shall have the meaning ascribed to such term in Article III, Section 3.5.

     (fff) Sponsor. "Sponsor" shall mean any Person directly or indirectly instrumental in organizing, wholly or in part, the Trust or any Person who will manage or participate in the management of the Trust and any Affiliate of any such Person, but does not include (i) any person whose only relationship with the Trust is that of an independent asset manager and whose only compensation from the Trust is as such, and (ii) wholly independent third parties such as attorneys, accountants and underwriters whose only compensation from the Trust is for professional services.


     (ggg) Total Assets of the Trust. "Total Assets of the Trust" shall mean the value of all assets of the Trust as shown on the books of the Trust.

     (hhh) Total Invested Assets. "Total Invested Assets" shall mean the aggregate original amount invested in Mortgage Investments reduced, upon the receipt of sales proceeds, FHA or other insurance or guarantee proceeds or prepayments, by the original amount invested in the Mortgage Investment which is not reinvested, except that in the case of a partial payment, Total Invested Assets shall be reduced on a pro rata basis to the extent not reinvested.

     (iii) Total Operating Expenses. "Total Operating Expenses" shall mean all operating, general and administrative expenses of the Trust as determined by generally accepted accounting principles, exclusive of the expenses of raising capital, interest payments, taxes, non-cash expenditures (i.e., depreciation, amortization, bad debt reserve), costs related directly to a specific Mortgage Investment by the Trust, such as expenses for originating, acquiring, servicing or disposing of a Mortgage.

     (jjj) Total Market Value. "Total Market Value" shall mean the greater of
(i) the sum of (x) the aggregate market value of the Trust's outstanding Shares and (y) the Total Trust Indebtedness excluding unconsolidated subsidiaries and
(ii) the aggregate value of the Trust's assets as determined by the Advisor based upon third-party or management appraisals and other criteria as the Board of Trustees shall determine in its sole discretion.

     (kkk) Total Trust Indebtedness. "Total Trust Indebtedness" shall mean, collectively, Permanent Indebtedness and Working Capital Indebtedness.

     (lll) Trust. "Trust" shall mean the Massachusetts business trust created pursuant to this Declaration of Trust.

     (mmm) Trustees. "Trustees" shall have the meaning ascribed to such term in the heading of this Declaration of Trust and who collectively shall constitute the Board of Trustees of the Trust.

     (nnn) Unimproved Real Property. "Unimproved Real Property" shall mean property which has the following three characteristics: (1) the property was not acquired for the purpose of producing rental or other operating income, (2) there is no development or construction in process on such land, and (3) no development or construction on such land is planned in good faith to commence on such land within one year.

     (ooo) Working Capital Indebtedness. "Working Capital Indebtedness" shall mean indebtedness (i) which has a term of no longer than five years and is utilized by the Trust to acquire and originate Mortgage Investments which are intended to be pooled as part of an issuance of CMOs or pass-through certificates sponsored by the Trust or its subsidiaries, the proceeds of which will be used to repay such indebtedness, or (ii) used to pay distributions to Shareholders and operating expenses, including without limitation, fees to the Advisor.


                    ARTICLE III -- MEETING OF SHAREHOLDERS


     SECTION 3.1 ANNUAL MEETINGS. Annual meetings of Shareholders for the election of Trustees and for such other business as may be stated in the notice of the meeting shall be held at such place, either within or without the Commonwealth of Massachusetts, and at such time and date not less than 30 days after delivery of the annual report, but in no event later than June 30 of each such year as the Board of Trustees, by resolution, shall determine. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the Shareholders entitled to vote shall elect a Board of Trustees and may transact such other Trust business as shall be stated in the notice of the meeting.

     SECTION 3.2 OTHER MEETINGS. Meetings of Shareholders for any purpose other than the election of Trustees may be held at such time and place, within or without the Commonwealth of Massachusetts, as shall be stated in the notice of the meeting.

     SECTION 3.3 VOTING. Each Shareholder entitled to vote in accordance with the terms and provisions of this Declaration of Trust shall be entitled to one vote for each Share held by such Shareholder (i) at a meeting, in person, by written proxy or by a signed writing or consent directing the manner in which he desires that his vote be cast, which writing must be received by the Trustees prior to such meeting or (ii) without a meeting, by a signed writing or consent directing the manner in which he desires his vote to be cast, which writing must be received by the Trustees prior to the date upon which the votes of the Shareholders are to be counted. In connection with the foregoing, no proxy shall be voted after six months from its date unless such proxy is coupled with an interest sufficient in law to support an irrevocable power and provides for a longer period and except that the Board of Trustees may prohibit the holders of Excess Shares from voting the Excess Shares. Upon the demand of any Shareholder, the vote for Trustees and upon any question before a meeting, the vote shall be by ballot. All elections for Trustees shall be decided by plurality vote (at a meeting or without a meeting, provided that at least a majority of the outstanding Shares shall cast a vote in such election). Unless otherwise provided by this Declaration of Trust, all other questions shall be decided by a majority of the votes cast at a meeting at which a quorum is present or a majority of outstanding Shares cast, without a meeting. Notwithstanding the foregoing, none of the Advisor, the Trustees nor their Affiliates may vote any Shares held by them, or consent, on matters submitted to the Shareholders regarding:


     (a) the removal of the Advisor, the Trustees or their Affiliates; or

     (b) any transaction between the Trust and the Advisor, the Trustees or their Affiliates.

     Shares held by the Advisor, the Trustees and their Affiliates shall not be included in determining the number of outstanding Shares entitled to vote on the matters discussed in (a) and (b) above, nor in the Shares actually voted thereon.


     SECTION 3.4 INSPECTORS OF ELECTION. The Board of Trustees, in advance of any Shareholders' meeting or other Shareholder vote, may appoint one or more inspectors to act at the meeting, any adjournment thereof or in connection with any other Shareholder vote. If inspectors are not so appointed, the person presiding at a Shareholders' meeting or the Chairman of the Board where there is no meeting, may, and on the request of any Shareholder entitled to vote in connection with a particular question, shall, appoint two inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Trustees in the case of a meeting, in advance of the meeting or at that meeting by the person presiding thereat or, in the case of a vote without a meeting, in advance of counting the vote. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.


     The inspectors shall determine the number of Shares outstanding and the voting power of each, the Shares represented at the meeting, if applicable, the existence of a quorum, if applicable, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Shareholders. On request of the person presiding at the meeting, if applicable, or any Shareholder entitled to vote thereat or in connection with a particular solicitation, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.


     SECTION 3.5 ACCESS TO RECORDS. Any Shareholder and any designated representative thereof shall be permitted access to all records of the Trust at all reasonable times, and may inspect and copy any of them. Inspection of the Trust books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours. In addition, with respect to access to the list of Shareholders:


     (a) An alphabetical list of the names, addresses, and business telephone numbers of the Shareholders of the Trust along with the number of shares held by each of them (the "Shareholder List") shall be maintained as a part of the books and records of the Trust and shall be available for inspection by any Shareholder or the Shareholder's designated agent at the home office of the Trust at 625 Madison Avenue, New York, New York, 10022, or such other address as may be designated by the Trust, upon the request of the Shareholder;

  (b) The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein;

     (c) A copy of the Shareholder List shall be mailed to any Shareholder requesting the Shareholder List within ten days of the request. The copy of the Shareholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). A reasonable charge for copy work may be charged by the Trust;

     (d) The purposes for which a Shareholder may request a copy of the Shareholder List include, without limitation, matters relating to Shareholders' voting rights under the Declaration of Trust, and the exercise of Shareholders' rights under federal proxy laws; and

     (e) If the Advisor or the officers or Trustees of the Trust neglect or refuse to exhibit, produce, or mail a copy of the Shareholder List as requested, the Sponsor shall be liable to any Shareholder requesting the list for the costs, including attorney's fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Trust. The Trust may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder's interest in the Trust. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition to, and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.

     Subject to the foregoing, with respect to certain solicitations made by the Trust, the Trust may, with the consent of the Shareholder, mail communications on behalf of any Shareholder at his expense who so requests in writing and is entitled to vote on the same subject matter as the Trust's solicitation.


     SECTION 3.6 QUORUM. Except as otherwise required by law or by this Declaration of Trust, the presence, in person or by proxy, of Shareholders holding a majority of the outstanding Shares of the Trust entitled to vote, shall constitute a quorum at all meetings of the Shareholders. In case a quorum shall not be present at any meeting, a majority in interest of the Shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of Shares entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of Shares entitled to vote shall be presented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those Shareholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

     SECTION 3.7 SPECIAL MEETINGS. Special meetings of the Shareholders may be called by the Chairman of the Board, by the President, by a majority of the Trustees or by a majority of the Independent Trustees, and shall be called by any officer of the Trust upon written request of Shareholders holding in the aggregate not less than 10% of the outstanding Shares of the Trust entitled to vote at such meeting. The call of a special meeting shall state the nature of the business to be transacted and that no other business shall be considered at such meeting.


     Upon receipt of a written request either in person or by registered mail stating the purpose(s) of the meeting requested by Shareholders, the Trust shall provide all Shareholders, within ten (10) business days after receipt of said request, written notice (either in person or by mail) of a meeting and the purpose of such meeting to be held on a date not less than twenty (20) nor more than sixty (60) days after receipt of said request (or as soon thereafter as the applicable proxy rules may reasonably be complied with) for such meeting, at a time and place convenient to the Shareholders.

     The place, date and time of, as well as the record date for determining the persons entitled to notice of and to vote at, any special meeting, including any special meeting to be called at the request of the holders of 10% or more of the Shares outstanding, shall be determined by the Board of Trustees; provided, however, in the case of a special meeting to be called at the request of the holders of 10% or more of the Shares outstanding, if the Board of Trustees declines or fails to make any such determination within ten business days of such request, then the officer calling such special meeting shall at the time of such call designate the place, date and time of such special meeting as well as the record date for determining persons entitled to notice of and to vote at such meeting.


     SECTION 3.8 NOTICE OF ANNUAL AND SPECIAL MEETINGS CALLED BY CERTAIN OR
ALL OF THE TRUSTEES AND SOLICITATION OF CONSENT WITHOUT MEETING. Written notice, stating the place, date and time of the annual meeting or a special meeting not called at the request of the Shareholders, and the general nature of the business to be considered in the case of an annual meeting, or the specific nature of the business to be considered in the case of a special meeting, shall be given to each Shareholder entitled to vote thereat at his address as it appears on the records of the Trust, not less than twenty (20) nor more than sixty (60) days before the date of such meeting. In the case of a Shareholder vote without a meeting, the date for responding to such solicitation and the counting of the votes in connection therewith must occur no later than sixty (60) days and no sooner than twenty (20) days after notice of such requested vote is given.

     SECTION 3.9 BUSINESS TRANSACTED. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the Shareholders entitled to vote thereat.


                            ARTICLE IV -- TRUSTEES


     SECTION 4.1 NUMBER, TERM AND QUALIFICATIONS. Not later than the time when the Trust first has public Shareholders, the number of Trustees shall be not less than three nor more than nine, as fixed from time to time by the Board of Trustees, a majority of whom shall at all times be Independent Trustees (except that in the event of death, resignation or removal of an Independent Trustee, the requirement for such majority shall not be applicable for a period of 60 days). Unless otherwise fixed by the Board of Trustees or the Shareholders, the number of Trustees constituting the entire Board of Trustees shall be three.


     The Trustees shall be elected at the annual meeting of Shareholders. Each Trustee shall serve a term of one year subject to his successor being elected and qualified.

     A Trustee shall be an individual at least 21 years of age who is not under legal disability. A Trustee shall not be required to devote his full business time and effort to the Trust. A Trustee shall qualify as such when he has either signed this Declaration of Trust or agreed in writing to be bound by it. No bond shall be required to secure the performance of a Trustee unless the Trustees so provide or as required by law.

     A Trustee must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage Mortgage Investments. At least one Independent Trustee must have at least three years of relevant real estate experience.

     Nominations for the election of Trustees may be made by the Board of Trustees or a committee appointed by the Board of Trustees or by any Shareholder entitled to vote in the election of Trustees generally. However, any Shareholder entitled to vote in the election of Trustees generally may nominate one or more persons for election as Trustees at a meeting only if written notice of such Shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Trust not later than (i) with respect to an election to be held at an annual meeting of Shareholders, ninety days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of Shareholders for the election of Trustees, the close of business on the tenth day following the date on which notice of such meeting is first given to Shareholders. Each such notice shall set forth: (a) the name and address of the Shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the Shareholder is a holder of record of Shares of the Trust entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholder; (d) such other information regarding each nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Trustees; and (e) the consent of each nominee to serve as a Trustee of the Trust if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.


     SECTION 4.2 AUTHORITY OF TRUSTEES. (a) General Responsibilities and Authority. Consistent with the duties and obligations of, and limitations on, the Trustees as set forth herein, and under the laws of the Commonwealth of Massachusetts, the Trustees are accountable to the Shareholders as fiduciaries and are required to perform their duties in good faith and in a manner each Trustee believes to be in the best interest of the Trust and its Shareholders, with such care, including reasonable inquiry, as a prudent person in a like position would use under similar circumstances. In addition, the Trustees shall have a fiduciary duty to the Shareholders to review the relationship of the Trust with the Advisor.


     The Trustees shall have full, absolute and exclusive power, control, management and authority over the Trust's assets and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid power or authority or any specific power or authority. The Trustees shall have the power to enter into commitments to make any investment, purchase or acquisition, or to exercise any power authorized by this Declaration of Trust.


     The Trustees shall establish written policies on investments and borrowings and shall monitor the administrative procedures, investment operations and performance of the Trust and the Advisor to assure that such policies are carried out. Until modified by the Trustees, the Trust shall follow the policies on investments and borrowings set forth in the Consent Statement.

     (b) Specific Powers and Authorities. Subject only to the express limitations contained in this Declaration of Trust and in addition to any powers and authorities conferred by this Declaration of Trust or which the Trustees may have by virtue of any present or future statute or rule of law, the Trustees without any action or consent by the Shareholders shall have and may exercise at any time and from time to time the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion and in such manner and upon such terms and conditions as they may from time to time deem proper:

          (i) To retain, invest and reinvest the capital or other funds of the Trust (including, without limitation, repayments and disposition proceeds from sales of the Trust's Mortgage Investments) in Mortgages and other Mortgage Investments without regard to whether any such Mortgages and other Mortgage Investments may mature before the possible termination of the Trust, and to possess and exercise all the rights, powers and privileges appertaining to the ownership of the Trust assets.

          (ii) For such consideration as they deem proper to invest in, purchase or otherwise acquire for cash or other property and hold for investment Mortgages secured by real property located in the United States, and, in connection with any such investment in Mortgages, acquire (i) the entire or any participating interest in rents, lease payments or other income from, or the entire or any participating interest in the profits from, or the entire or any participating interest in the equity or ownership of, real property; and (ii) such investments, either directly or, subject to Article VII, Section 7.1, through joint ventures, partnerships, or other lawful combinations or associations.

          (iii) To sell, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of any and all of the assets of the Trust by deeds, trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Trust or the Trustees by one or more of the Trustees or by a duly authorized officer, employee, agent or any nominee of the Trust.

          (iv) To issue authorized Shares or other Securities, all without the vote of or other action by the Shareholders, to such Persons for such cash, property or other consideration (including Securities issued or created by, or interests in any Person) at such time or times and on such terms as the Trustees may deem advisable and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer the Shares or any of such Securities.

          (v) To enter into contracts, obligations, and other agreements for a term extending beyond the term of office of the Trustees and beyond the possible termination of the Trust or for a lesser term.

          (vi) To, subject to Article VII, Section 7.9, borrow money and give negotiable or non-negotiable instruments therefor; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the assets of the Trust to secure any of the foregoing.

          (vii) To lend money, whether secured or unsecured.

          (viii) To create reserve funds for any purpose.

          (ix) To incur and pay out of the Trust assets any charges or expenses, and disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary for or incidental to or desirable for, and are incurred in connection with, the carrying out of any of the purposes of the Trust or the conducting of the business of the Trust, including without limitation taxes and other governmental levies, charges and assessments of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or upon or against the Trust assets or any part thereof, and for any of the purposes herein.

          (x) To deposit funds or securities held by the Trust in banks, trust companies, savings and loan associations and other depositories, whether or not such deposits will draw interest, the same to be subject to withdrawal on such terms and in such manner and by such Person or Persons (including any one or more Trustees, officers, agents or representatives) as the Trustees may determine.

          (xi) To possess and exercise all the rights, powers and privileges appertaining to the ownership of all or any interests in, or mortgages or securities issued or created by, any Person, forming part of the assets of the Trust, to the same extent that an individual might, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more Persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers.

          (xii) To enter into joint ventures, general or limited partnerships and any other lawful combinations or associations with independent third parties or, subject: to Article VII, Section 7.1, with Affiliated Programs.

          (xiii) To elect, appoint, engage or employ such officers for the Trust as the Trustees may determine, who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms and at such compensation, as may be prescribed by the Trustees; to engage or employ any Persons as agents, representatives, employees, or independent contractors (including, without limitation, real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, and to pay compensation from the Trust for services in as many capacities as such Person may be so engaged or employed; and, except as prohibited by law and subject to the supervision of the Trustees, to delegate any of the powers and duties of the Trustees to the Advisor.

          (xiv) To determine the proper accounting treatment for Trust income, loss and capital.

          (xv) To determine from time to time the value of all or any part of the Trust assets and of any securities, assets, or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust assets in accordance with such appraisals or other information as are, in the Trustees' sole judgment, necessary and/or satisfactory.

          (xvi) To collect, sue for, and receive all sums of money or other assets coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compound, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, controversies, demands or other litigation relating to the Trust, the assets of the Trust or the Trust's affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof.

          (xvii) To renew, modify, release, compromise, extend, consolidate, or cancel, in whole or in part, any obligation to or of the Trust.

          (xviii) To purchase and pay for out of the Trust assets insurance contracts and policies insuring the Trust assets against any and all risks and insuring the Trust and/or any or all of the Trustees, the Shareholders, officers, employees, agents, investment advisors or independent contractors of the Trust against any and all claims and liabilities of every nature asserted by any Person arising by reason of any action alleged to have been taken or omitted by the Trust or by any such person as Trustee, Shareholder, officer, employee, agent, investment advisor or independent contractor; provided, however, that the Trustees may purchase and pay for out of Trust assets insurance contracts and policies insuring independent contractors or agents, only if such policies are customarily provided to independent contractors or agents providing the services being rendered in the locality where such services are being rendered;

     provided, further, that limitations on the acquisition of insurance contracts or policies shall not apply to the Advisor, unless otherwise restricted as set forth in Article XI, Section 11.2(c).

          (xix) To adopt a fiscal year for the Trust, and from time to time to change such fiscal year.

          (xx) To adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust).

          (xxi) To make, perform, and carry out, or cancel and rescind, contracts of every kind for any lawful purpose without limit as to amount, with any Person, firm, trust, association, corporation, municipality, county, parish, state, territory, government or other municipal or governmental subdivisions. These contracts shall be for such duration and upon such terms as the Trustees in their sole discretion shall determine.

          (xxii) To renew, modify, extend, consolidate or cancel, in whole or in part, the Reinvestment Plan.

          (xxiii) To acquire real property (or an interest therein) in the event of a Mortgage foreclosure and perform all acts incidental to the ownership of real property including, without limitation, entering into leases for space located therein.

          (xxiv) To cause the Trust to repurchase Shares from time to time out of surplus funds of the Trust, if any, to further the business of the Trust;

          (xxv) To list the Shares on the American Stock Exchange or any other exchange or market;

          (xxvi) To, in connection with the leveraging of the Trust's assets, cause the Trust to form and invest in subsidiaries and other investment vehicles and transfer any or all of the Trust's assets to such entities; provided, however, that such entities shall be operated in a manner which is consistent with the provisions of this Trust Agreement;

          (xxvii) To adopt, implement and from time to time amend bylaws of the Trust relating to the business and organization of the Trust that are not inconsistent with the provisions of this Declaration of Trust; and

          (xxviii) To do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed, and to carry out the provisions of this Declaration of Trust.

     (c) Additional Powers. The Trustees shall additionally have and exercise all the powers conferred by the laws of Massachusetts upon business trusts or real estate investment trusts formed under such laws, insofar as such laws are not in conflict with the provisions of this Declaration of Trust.

     (d) Business Opportunities With Affiliated Programs. The Trustees (including the Independent Trustees) shall periodically monitor the allocation of Mortgage Investments among the Trust and the Affiliated Programs to insure that the allocation method described in the Prospectus is being applied fairly to the Trust.

     (e) Suitable Investment Opportunities. Before any Trustee, including any Independent Trustee, may take advantage of an investment opportunity that is suitable for the Trust for their own account or present or recommend it to others, they shall present such investment opportunity to the Trust if (i) such opportunity is within the Trust's investment objectives and policies, (ii) such opportunity is of a character which could be taken by the Trust, and (iii) the Trust has the financial resources to take advantage of such opportunity.

     SECTION 4.3 RESIGNATIONS. Any Trustee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time is specified, at the time of its receipt by the Chairman of the Board or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

     SECTION 4.4 REMOVAL OF TRUSTEES. Any one or more of the Trustees may be removed, but only for cause, by action of a majority of the Board of Trustees. Any or all of the Trustees may be removed, with or without cause, by the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote, subject to the provisions of Article III, Section 3.3 hereof. A special meeting of the Shareholders for the purpose of removing a Trustee shall be called by an officer of the Trust in accordance with the provisions of Article III, Section 3.7 hereof.

     SECTION 4.5 NEWLY CREATED TRUSTEESHIPS AND VACANCIES. Newly created trusteeships resulting from an increase in the number of Trustees or vacancies occurring in the Board of Trustees for any reason except the removal of Trustees by Shareholders may be filled by vote of a majority of the Trustees then in office, although less than a quorum exists. Vacancies occurring as a result of the removal of Trustees by Shareholders shall be filled by the Shareholders. A Trustee elected to fill a vacancy shall be elected to hold office for the unexpired term of his predecessor. The Independent Trustees shall nominate replacements for vacancies among the Independent Trustees' positions. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust property held in his name, shall account to the remaining Trustee or Trustees as they require for all property which he holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee, or the estate of the deceased Trustee, as the case may be. Notwithstanding anything to the contrary contained in this Article IV, Section 4.5, the filling of vacancies or newly created trusteeships on the Board of Trustees shall be subject to compliance with the requirements of Section 4.1 of this Article IV.

     SECTION 4.6 SUCCESSOR AND ADDITIONAL TRUSTEES. The right, title and interest of the Trustees in and to the assets of the Trust shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees hereunder. Such right, title and interest shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to Section
4.5 of this Article IV or otherwise.

     SECTION 4.7 ACTIONS BY TRUSTEES. The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the number of incumbent Trustees, provided that at least a majority of such number are Independent Trustees. Unless specifically provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present at such meeting if a quorum is present. Any action of the Trustees taken without a meeting shall be taken pursuant to the consent procedures set forth in Section 4.9 of this Article IV. Any agreement, deed, mortgage, lease or other instrument or writing executed by any one or more of the Trustees or by any one or more authorized persons shall be valid and binding upon the Trustees and upon the Trust when authorized by action of the Trustees.

     SECTION 4.8 COMPENSATION. Independent Trustees shall be entitled to receive compensation for serving as Trustees at the rate of $10,000 per year. Additionally, Independent Trustees shall be reimbursed for travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. Non-Independent Trustees shall not receive any compensation from the Trust. Nothing herein contained shall be construed to preclude any non-Independent Trustee from serving the Trust in any other capacity as an officer, agent or otherwise, and receiving compensation therefor. Independent Trustees shall not perform any services for the Trust except as Trustees.

     SECTION 4.9 ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Trustees may be taken without a meeting, provided prior to such action a written consent thereto is signed by a majority of the Board of Trustees, and provided, further, at least a majority of the consenting Trustees are Independent Trustees. Any such written consent shall be filed with the minutes of proceedings of the Trustees.

     SECTION 4.10 TELEPHONIC MEETING. All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of conference telephone or similar communications equipment by means of which all participants can hear each other and participation in a meeting pursuant to such communication shall constitute presence in person at such meeting.

     SECTION 4.11 EXECUTIVE COMMITTEE. The Trustees may appoint an executive committee from among their number consisting of three or more members, a majority of whom shall be Independent Trustees, which shall have such powers, duties and obligations as the Trustees may deem necessary and appropriate, including, without limitation, the power to conduct the business and affairs of the Trust during periods between meetings of the Trustees. The Executive Committee shall report its activities periodically to the Trustees.


                             ARTICLE V -- OFFICERS


     SECTION 5.1 OFFICERS. The officers of the Trust shall consist of a Chairman of the Board, a President, a Treasurer and a Secretary, and shall be elected by the Board of Trustees and shall hold office until their successors are elected and qualified. In addition, the Board of Trustees may elect one or more Vice-Presidents and such Assistant Secretaries and Assistant Treasurers as it may deem proper. None of the officers of the Trust need be Trustees. The officers shall be elected at the first meeting of the Board of Trustees after each annual meeting. More than one office may be held by the same person.

     SECTION 5.2 OTHER OFFICERS AND AGENTS. The Board of Trustees may appoint such officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such power and perform such duties as shall be determined from time to time by the Board of Trustees.

     SECTION 5.3 CHAIRMAN OF THE BOARD. The Chairman of the Board of
Trustees, if one is elected, shall be the chief executive officer of the Trust and shall preside at all meetings of the Board of Trustees. He shall have and perform such other duties as from time to time may be assigned to him by the Board of Trustees.

     SECTION 5.4 PRESIDENT. The President shall be the chief operating officer of the Trust and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the Shareholders if present thereat, and in the absence or non-election of the Chairman of the Board, at all meetings of the Board of Trustees, and shall have general supervision, direction and control of the business of the Trust. Unless the Board of Trustees shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages, and other contracts on behalf of the Trust, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

     SECTION 5.5 VICE-PRESIDENT. Each Vice-President shall have such powers and shall perform such duties as shall be assigned to him by the Board of Trustees.

     SECTION 5.6 TREASURER. The Treasurer shall have custody of the funds and Securities of the Trust and shall keep a full and accurate account of receipts and disbursements in books belonging to the Trust. He shall deposit all moneys and other valuables In the name and to the credit of the Trust in such depositories as may be designated by the Board of Trustees.


     The Treasurer shall disburse the funds of the Trust as may be ordered by the Board of Trustees, the Chairman of the Board or the President, taking proper vouchers for such disbursements. He shall render to the President or Board of Trustees at the regular meetings of the Board of Trustees, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the Trust. If required by the Board of Trustees, he shall give the Trust a bond, at the Trust's expense, for the faithful discharge of his duties in such amount and with such surety as the Board of Trustees shall prescribe.


     SECTION 5.7 SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of Shareholders and Trustees; and all other notices required by law or by this Declaration of Trust, and in case of his absence or refusal or neglect to do so, any such notice may be given by any person thereunto directed by the Chairman of the Board, the President, or by the Trustees or Shareholders, upon whose requisition the meeting is called as provided in this Declaration of Trust. He shall record all the proceedings of the meetings of the Trust and of Trustees in a book to be kept for that purpose. He shall keep in safe custody the seal of the Trust, and when authorized by the Board of Trustees, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of any assistant secretary.

     SECTION 5.8 ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Trustees.


                             ARTICLE VI -- ADVISOR


     SECTION 6.1 EMPLOYMENT OF ADVISOR. The Board of Trustees is responsible for the general policies of the Trust and for such general supervision and management of the business of the Trust as may be necessary to insure that such business conforms to the provisions of this Declaration of Trust. However, the Board of Trustees and officers shall not be required personally to conduct all the business of the Trust and consistent with their ultimate responsibility as stated above, the Board of Trustees shall have the power to appoint, employ or contract with any Person (including one or more of the directors or officers or any corporation, partnership, or trust in which one or more of the Trustees or officers may be directors, officers, stockholders, partners or trustees) as the Board of Trustees may deem necessary or proper for the transaction of the business of the Trust. The Board of Trustees, upon approval by a majority of the Trustees (including a majority of the Independent Trustees), shall initially employ Related AMI (herein referred to as the "Advisor") to advise the Trust, in respect of the acquisition and disposition of investments by the Trust, and to supervise other aspects of the business of the Trust, and the Trust may grant or delegate such authority to the Advisor as the Board of Trustees may in its sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by the Board of Trustees, including, without limitation, the power to delegate to the Advisor the authority (i) to cause the Trust to enter into, or dispose of, investments (not involving Affiliates of the Advisor, a Trustee, the Sponsor or Affiliates thereof unless expressly permitted by Article VII, Section 7.1) and (ii) to defer any fees due to it under the Advisory Agreement, without the approval of the Board of Trustees. The Board of Trustees may, upon approval by a majority of the Trustees (including a majority of the Independent Trustees), employ, or contract with any other Person to serve as the Advisor, with the same rights, powers and limitations described herein in substitution of Related AMI.

     The Board of Trustees (subject to the provisions of Sections 6.2,
6.3, 6.4, and 6.5 of this Article) shall have the power to determine the terms of any agreement with, and compensation of, the Advisor or any other Person whom they may employ or with whom they may contract; provided, however, that any decision to employ or contract with any Trustee or any Person of which a Trustee is an Affiliate, shall be valid only if made, approved, or ratified by a majority of the Trustees (including a majority of Independent Trustees) not otherwise interested in such transaction as being fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties. The Board of Trustees may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Board of Trustees, and to make executive decisions which conform to the general policies and general principles previously established by the Board of Trustees.

     SECTION 6.2 TERM. The Board of Trustees shall not enter into any Advisory Agreement with the Advisor unless such contract has a term of no more than one year. It shall be the duty of the Board of Trustees to evaluate the performance of the Advisor before entering into or renewing any Advisory Agreement with the Advisor. The criteria used by the Board of Trustees in its evaluation of the Advisor shall be reflected in the minutes of the meeting of Trustees. The Advisory Agreement with the Advisor shall be terminable (i) without cause by the Advisor or (ii) with or without cause by a majority of the Independent Trustees, each without penalty, and each upon 60 days' prior written notice to the non-terminating party. In the event of the termination of the Advisory Agreement with the Advisor, the Advisor will cooperate with the Trust and take all reasonable steps requested to assist the Board of Trustees in making an orderly transition of the advisory function. The Trustees shall determine that any successor Advisor possesses sufficient qualifications (a) to perform the advisory function for the Trust and (b) to justify the compensation provided for in its Advisory Agreement.

     SECTION 6.3 COMPENSATION. The Independent Trustees shall determine from time to time but at least annually that the compensation which the Trust contracts to pay to the Advisor is reasonable in relation to the nature and quality of the services performed and that such compensation is within the limits prescribed by the NASAA Statement of Policy regarding Real Estate Investment Trusts in effect on the effective date of the Prospectus. Each determination made by the Independent Trustees concerning the reasonableness of the compensation paid to the Advisor shall be recorded in the minutes of the meeting of Trustees and shall be based on the factors set forth below and such other factors as the Independent Trustees deem relevant:


     (a) the size of the advisory fee in relation to the size, composition and profitability of the portfolio of the Trust;

     (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Trust;

     (c) the rates charged to other REITs and to investors other than REITs by advisors performing similar services;

     (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Trust, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business;

     (e) the quality and extent of service and advice furnished by the Advisor;

     (f) the performance of the investment portfolio of the Trust, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

     (g) the quality of the portfolio of the Trust in relationship to the investments generated by the Advisor for its own account.


     The Independent Trustees shall review the performance of the Advisor and the compensation paid to it by the Trust to determine that the provisions of the contract with the Advisor are being carried out. The compensation that any Advisor employed by the Trust shall be entitled to receive for serving as investment advisor shall consist of the Asset Management Fee, payable as set forth in the Advisory Agreement. The Advisor shall also be entitled to receive reimbursement for all operating expenses described in Section 6.5 of this Article. The Advisor shall also receive from the Trust, for services rendered to the Trust, the additional compensation set forth in the Advisory Agreement, which compensation shall include, but shall not be limited to, acquisition fees, property management fees, mortgage servicing fees, incentive fees and Shares.


     In the case of multiple Advisors, incentive fees paid to such Advisors and Affiliates thereof shall be distributed by a proportional method reasonably designed to reflect the value added to the Trust's assets by each respective Advisor or Affiliate.

     The Independent Trustees shall determine from time to time but at least annually that the total fees and expenses of the Trust are reasonable in light of the investment experience of the Trust, its Net Asset Value, its Net Income, and the fees and expenses of other comparable advisors in real estate. Each such determination shall be recorded in the minutes of the meeting of Trustees.


     SECTION 6.4 OTHER ACTIVITIES OF ADVISOR. The Advisor shall not be required to administer the investment activities of the Trust as its sole and exclusive function. The Advisor may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including the rendering of services and advice to other Persons (including REITS) and the management of other investments (including investments of the Advisor and its Affiliates). The Board of Trustees may request the Advisor to engage in other activities which complement the Trust's investments and to provide services requested by the borrowers or prospective borrowers from the Trust, and the Advisor may receive compensation or commissions therefor from the Trust or other Persons.


     The Advisor shall seek out and present to the Trust whether through its own efforts, or those of third parties retained by it, investment opportunities consistent with the investment policies and objectives of the Trust and such investment policies as the Trustees may adopt from time to time. Except for the allocation of investment opportunities between the Trust and the Affiliated Programs as set forth in the Prospectus, the Advisor shall be obligated to present an investment opportunity to the Trust if
(i) such opportunity is of a character which could be taken by the Trust, (ii) such opportunity is compatible with the Trust's investment objectives and policies and (iii) the Trust has the financial resources to take advantage of such opportunity before the Advisor may take advantage of such opportunity for its own account or present or recommend it to others. Subject to the limitations contained in this Paragraph, the Advisor shall be protected in taking for its own account or recommending to others any such particular investment opportunity.


     SECTION 6.5 LIMITATION ON TOTAL OPERATING EXPENSES. The annual Total Operating Expenses of the Trust may not exceed the greater of: (i) 2% of the Average Invested Assets of the Trust or (ii) 25% of the Trust's Net Income. The Independent Trustees have the fiduciary responsibility of limiting the Trust's annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Trustees may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual or non-recurring expenses. Any such finding by the Independent Trustees and the reasons in support thereof shall be recorded in the minutes of the meeting of Trustees. Within 60 days after the end of any fiscal quarter of the Trust for which Total Operating Expenses (for the 12 months then ended) exceed 2% of the Average Invested Assets of the Trust or 25% of the Trust's Net Income, whichever is greater, the Trust will send to Shareholders a written disclosure of such fact. If the Independent Trustees determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Independent Trustees' conclusion. In the event the Independent Trustees do not determine that such excess expenses are justified, the Advisor will reimburse the Trust for the excess amount within 60 days after the end of such period.

     SECTION 6.6 LIMITATION ON REAL ESTATE COMMISSIONS. If the Trust forecloses on a property servicing a Mortgage and sells such property, the Trust may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the property ("Competitive Commission"), which shall not in the aggregate exceed the lesser of the Competitive Commission or an amount equal to 6% of the gross sales price of the property. The amount of such fees payable to the Advisor, a Trustee, a Sponsor or an Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Commission or (ii) three percent of the gross sales price of a property and shall be paid only if such person provides a substantial amount of services in the sales effort.

     SECTION 6.7 INITIAL INVESTMENT BY AFFILIATES OF THE ADVISOR. Prior to the initial public offering of Shares pursuant to the Prospectus, the Advisor made an Initial Investment of $200,000 in the Trust by acquiring 10,000 Common Shares. The Advisor may only sell Common Shares represented by this Initial Investment through the market on which the Common Shares are normally traded.


                       ARTICLE VII -- INVESTMENT POLICY


     SECTION 7.1 GENERAL STATEMENT OF POLICY. The Trust intends to invest in Mortgage Investments including: (i) Original Mortgage Investments and (ii) Additional Mortgage Investments. Additional Mortgage Investments (other than uninsured Mortgage Loans originated with the intent of later securitizing such Mortgage Loans) may not comprise, in the aggregate, more than 60% of the Mortgage Investments made by the Trust after the date the Proposals are adopted. The Trust will seek to obtain Originated Mortgages with Participating Interest Payments and, to a lesser extent, Acquired Mortgages with Participating Interest Payments. The Trust shall have the right to acquire or originate Mortgages without first obtaining a real property appraisal, unless a majority of the Independent Trustees determine that such an appraisal is necessary; if obtained, any real property appraisals will be maintained in the Trust's books and records for at least five years. The foregoing investments are intended to be structured to comply with the Real Estate Investment Trust Provisions of the Code. In addition to the investments referred to above, the Trust may, in the discretion of the Board of Trustees or the Advisor, make the investments described in
Section 7.2 below or such other investments that the Board of Trustees or the Advisor deem in good faith to be consistent with the investment objectives and policies of the Trust as set forth in the Consent Statement.

     The Trust may make commitments to make investments consistent with the foregoing policies. The Trust may also participate in joint ventures in Mortgages with Affiliated Programs (subject to the terms of this Section 7.1) and in investments with other unaffiliated investors, including unaffiliated investors having investment policies similar to those of the Trust, on the same or different terms. The Advisor may act as advisor to other investors, including investors who have the same investment policies as the Trust.


     The Independent Trustees shall review the investment policies of the Trust with sufficient frequency and at least annually to determine that the policies being followed by the Trust are in the best interests of its Shareholders. Such determination by the Independent Trustees and the basis therefor shall be recorded in the minutes of the meeting of Trustees.


     The Trust may not enter into transactions with a Sponsor, the Advisor, a Trustee or an Affiliate thereof, except as (i) specified below or (ii) otherwise permitted by Sections 7.7 and 7.8 of this Article VII.


     The Trust may invest in a joint venture with an Affiliated Program provided (i) the Affiliated Program has similar investment objectives to those of the Trust, (ii) such joint venture is approved by a majority of the Trustees, including a majority of the Independent Trustees, not otherwise interested in such transaction, as being fair and reasonable to the Trust and
(iii) the Trust's participation in such joint venture is on substantially the same terms and conditions as those received by the other joint venturers. In the case of participation with Affiliated Programs, the cost of generating such investments will be shared ratably by the participating Affiliated Program and the Trust.


     The Advisor or an Affiliate may purchase Mortgages or interests therein in its own name or in the name of a nominee, a trust or a corporate "nominee" or otherwise and hold title thereto for the purpose of facilitating the acquisition of such Mortgages by the Trust or any other purpose related to the business of the Trust; provided that in the event of the acquisition of such a Mortgage by the Trust from the Advisor or its Affiliates, (i) the purchase price paid by the Trust may not exceed the purchase price paid by the Advisor or its Affiliates, including expenses of acquisition, appropriately reduced (a) to reflect the results of any interest rate hedges placed by the Advisor or its Affiliates on such Mortgages up to the date of acquisition by the Trust, (b) by any mortgage payments received or accrued to the date of acquisition by the Trust to the extent not paid over to the Trust and (c) by all closing costs and Acquisition Fees paid by the Trust and (ii) no compensation or other benefit may accrue to the Advisor or its Affiliates except as otherwise permitted herein and except that they may be reimbursed for the costs incurred to carry the Mortgage (which could include the transactional costs associated with interest rate hedges on such Mortgages including, but not limited to, commodity brokerage commissions, exchange fees, etc.). If the Advisor or an Affiliate has borrowed the funds to make or acquire such Mortgage, the carrying costs payable by the Trust shall include the lesser of interest at the rate charged or the rate which would have been charged for a comparable loan by Chase Bank, N.A., New York, New York; if the Advisor or such Affiliate has used its own funds to finance the Mortgage, the carrying costs payable by the Trust shall include interest at a rate not in excess of that which would have been charged by unrelated lending institutions or by Chase Bank, N.A., New York, New York to the Advisor or such Affiliate for short-term borrowings. The Advisor or an Affiliate may purchase other Mortgage Investments upon similar terms and conditions.


     The general purpose of the Trust is to acquire assets and to seek income which qualifies under the Real Estate Investment Trust ("REIT") Provisions of the Code. The Board of Trustees shall endeavor to make Mortgage Investments (including investments yielding "qualified temporary investment income" within the meaning of Section 856(c)(6)(D) of the Code) in such a manner as to comply with the requirements of the REIT Provisions of the Code with respect to the composition of the Trust's investments and the derivation of its income; provided, however, that for a period of time during which the portfolio of investments is being developed, the Trust's assets may be invested in investments with income which does not qualify under the REIT Provisions of the Code; and provided further, however, that up to seven percent of the Trust's assets may be invested in Additional Loans, which are unsecured loans and which therefore do not qualify as real estate assets under the REIT provisions of the Code.


     The investment objectives of the Trust are to: (i) preserve and protect the Trust's invested capital, by investing principally in Mortgage Investments (ii) provide quarterly distributions which may be increased over time as a result of Participating Interest Payments, when obtainable, on Originated Mortgages, based on the cash flow or revenues of the underlying Development; and (iii) provide appreciation by investing in Acquired Mortgages which present the possibility of early disposition or prepayment and investing in Originated Mortgages and, to a lesser extent, Acquired Mortgages which may generate Participating Interest Payments, when obtainable, based on the increased value of the underlying Development upon its refinancing, sale or other disposition.

     SECTION 7.2 SPECIFIC INVESTMENTS. In addition to Mortgage Investments, the Trust may invest (through a cash management account maintained at a trust company or otherwise) its assets in investments such as: (a) securities issued, insured or guaranteed by the United States government or government agencies,
(b) savings accounts, (c) certificates of deposit, (d) bank money market accounts, (e) bankers' acceptances or commercial paper rated A-1 or better by Moody's Investors Service, Inc., (f) money market funds (including money market funds sponsored by the Sponsor or its Affiliates) having assets in excess of $50 million, (g) other short-term highly liquid investments with banks having a net worth of at least $50 million, (h) investments which yield "qualified temporary investment income" within the meaning of Section 856(c)(6)(D) of the Code, and
(i) any combination of the foregoing investments.

     SECTION 7.3 REAL PROPERTY. To the extent the Trust invests in real property, a majority of the Trustees shall determine the consideration paid for such real property, based on the fair market value of the property. If a majority of the Independent Trustees determine, or if the real property is acquired from the Advisor, a Trustee, the Sponsors, or Affiliates thereof, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Trustees.

     SECTION 7.4 RESERVES. The Trust may retain, as a permanent reserve, any amounts which the Board of Trustees deems reasonable, in cash and in the types of investments described above in Section 7.2 of this Article.


     SECTION 7.5 CHANGES IN INVESTMENT POLICIES AND OBJECTIVES. Subject to the investment restrictions in Sections 7.6 and 7.7 of this Article, a majority of the Independent Trustees may alter any or all the above-described investment policies if they determine such change to be in the best interests of the Trust. A change in the investment objectives of the Trust shall require the prior approval of a majority of the outstanding Shares entitled to vote thereon. Subject to the preceding terms, the Board of Trustees shall endeavor to invest the Trust's assets in accordance with the investment policies set forth in this Article.

     SECTION 7.6 UNINVESTED ASSETS. To the extent that the Trust has assets not otherwise invested in accordance with Section 7.1 of this Article, the Board of Trustees may invest such assets in the types of investments in which the Trust is permitted to invest pursuant to Section 7.2 of this Article.

     SECTION 7.7 RESTRICTIONS. The Board of Trustees shall not:


     (a) invest in any foreign currency or bullion;

     (b) invest in commodities or commodities futures contracts other than interest rate futures, when used solely for hedging purposes;

     (c) invest in real estate contracts of sale, unless such contracts of sale are in recordable form and are appropriately recorded in the chain of title and unless such investment is held as security for Mortgages made or acquired by the Trust;

     (d) engage in any short sale;

     (e) invest in any security in any entity holding investments or engaging in activities prohibited by this Declaration of Trust;

     (f) issue "redeemable equity securities" (as defined in Section 2(a)(32) of the Investment Company Act of 1940), "face amount certificates of the installment type" as defined in Section 2(a)(15) thereof, or "periodic payment plan certificates" as defined in Section 2(a)(27) thereof;

     (g) invest more than 10% of its total assets in Unimproved Real Property or mortgage loans on Unimproved Real Property;

     (h) issue options or warrants to purchase its Shares to any Person unless
(i) the exercise price equals or exceeds the fair market value of the Shares on the date of grant and (ii) the consideration received (which may include services), in the judgment of the Independent Trustees, has a market value equal or exceeding the value of such options or warrants on the date of grant;

     (i) issue options or warrants to purchase its Shares to the Advisor, a Trustee, a Sponsor or an Affiliate thereof, unless such options or warrants (i) are issued on the same terms as such options or warrants are sold to the general public, (ii) do not exceed an amount equal to 10% of the outstanding Shares of the Trust on the date of grant or (iii) issued pursuant to a plan approved by the Shareholders;

     (j) commingle the Trust funds with those of any other person or entity, except that the use of a zero balance or clearing account shall not constitute a commingling of Trust funds and that funds of the Trust and funds of other entities sponsored by a Sponsor or its Affiliates may be held in an account or accounts established and maintained for the purpose of making computerized disbursements and/or short-term investments provided the Trust funds are protected from claims of such other entities and creditors of such other entities;


     (k) except for investments permitted by the Consent Statement, invest in the equity securities of any non-governmental issuer, including other REITs or limited partnerships for a period in excess of 18 months; and provided, further, that all joint ventures with affiliates of the Advisor, a Trustee, a Sponsor or Affiliate thereof must comply with the provisions of Section 7.1 of this Article VII;

     (l) make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, Sponsor, a Trustee or Affiliates thereof; provided, however, that the foregoing shall not prohibit loans to subsidiaries of the Trust; or

     (m) sell property to the Sponsor, the Advisor, a Trustee or Affiliate thereof, except in connection with a joint venture with an Affiliated Program permitted under Article VII, Section 1 if the Trust is required to grant the Affiliated Program a right of first refusal.

     SECTION 7.8 TRANSACTIONS BETWEEN THE TRUST AND AFFILIATED PERSONS. Except for joint ventures with Affiliated Programs as provided for in Article VII,
Section 7.1, or advisory arrangements with the Advisor as provided for in
Article VI, any transaction between the Trust and a Sponsor, the Advisor, a Trustee or Affiliates thereof shall require approval by a majority of the Trustees, including a majority of the Independent Trustees, not otherwise interested in such transaction, as being fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties.


     In the absence of fraud, no contract, act or other transaction between the Trust and any other Person, or in which the Trust is interested, that is described in the preceding paragraph, shall be invalid, void or voidable even though (a) one or more of the Trustees or officers are directly or indirectly interested in, or connected with, or are trustees, partners, directors, officers or retired officers of such other Person, or (b) one or more of the Trustees or officers of the Trust, individually or jointly with others, is a party or are parties to or directly or indirectly interested in, or connected with, such contract, act or transaction.


     SECTION 7.9 TRUST'S RIGHT TO BORROW FUNDS. The Trust is authorized to incur indebtedness up to the Debt Limitation.


     The Trust shall not borrow funds from the Sponsor, the Advisor, a Trustee or Affiliate thereof unless a majority of the Trustees, including a majority of the Independent Trustees, not otherwise interested in such transaction approve the transaction as being fair and reasonable and no less favorable to the Trust than loans between unaffiliated lenders and borrowers under the same circumstances.


     SECTION 7.10 REPORTS. The Trust will mail or deliver, within 120 days after the end of each fiscal year, to Shareholders as of a record date after the end of the Trust's fiscal year and each other Person who becomes a Shareholder between such record date and the date of mailing or delivery, an annual report of the affairs of the Trust, including annual financial statements of the Trust (balance sheet, statement of income or loss, statement of Shareholders' equity, and statement of cash flows) accompanied by a report containing an opinion of independent certified public accountants. Such information will be prepared on an accrual basis in accordance with generally accepted accounting principles. The Trust shall also include in its annual report (i) the ratio of the costs of raising capital during the period to the capital raised, (ii) full disclosure of all material terms, factors and circumstances describing any and all transactions with the Advisor, a Trustee, a Sponsor or Affiliates thereof and of fees, commissions, compensation and other benefits paid or accrued to the Advisor, a Trustee, a Sponsor or Affiliates thereof for the fiscal year completed, showing the aggregate amount paid or accrued to each recipient and the services performed for such year (including fees or charges paid or accrued to the Advisor, a Trustee, the Sponsor or Affiliates thereof by third parties doing business with the Trust) and (iii) a statement on distributions to the Shareholders and their sources. The Independent Trustees shall have the duty to examine and comment in the annual report on the fairness of any such transactions with the Advisor, a Trustee, the Sponsor or Affiliates thereof. The Trustees, including the Independent Trustees, shall take reasonable steps to insure that the requirements of this Section 10 are satisfied on a timely basis.


                  ARTICLE VIII -- THE SHARES AND SHAREHOLDERS


     SECTION 8.1 SHARES.

     (a) Authorization of Shares. The Trust is authorized to sell and issue as many Shares (including fractional shares) as the Trustees shall determine in their sole discretion. A majority of the Trustees, including a majority of the Independent Trustees, are authorized to determine from time to time the number of such authorized Shares that will be sold and issued to the public or others.

     The

Shares may be issued for such consideration as the Trustees shall determine, including upon the conversion of convertible debt, or by way of share dividend or share split in the discretion of the Trustees. Except as otherwise provided herein, all Shares shall have equal voting, dividend, distribution, liquidation, redemption and other rights. Shares reacquired by the Trust may be canceled by action of the Trustees. All Shares shall be fully paid and non-assessable by or on behalf of the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of share dividend, share split, or upon the conversion of convertible debt. Unless otherwise permitted by the Trustees, the Shares shall not entitle the holder to preference, preemptive, appraisal, conversion, or exchange rights of any kind.

     (b) Common Shares. Each Common Share shall entitle the holder thereof to one vote. The Trustees may reclassify any unissued Common Shares from time to time in one or more classes or series of beneficial interests.

     (c) Preferred Shares. Preferred Shares shall not entitle the holder thereof to vote unless the Trustees, in their sole discretion, determine to grant voting rights to holders of Preferred Shares. The Trustees may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more series of beneficial interests in the Trust.

     (d) Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Trustees by resolution shall:
(a) designate that class or series to distinguish it from all other classes and series of Shares of the Trust; (b) specify the number of Shares to be included in the class or series; and (c) set or change, subject to the express terms of any class or series of Shares of the Trust outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series.

     (e) Trust Agreement and Bylaws. All Persons who shall acquire Shares in the Trust shall acquire the same subject to the provisions of this Declaration of Trust and the Trust's bylaws and shall be bound by the terms and provisions of this Declaration of Trust and the Trust's bylaws.

     SECTION 8.2 CERTIFICATES; SHARE LEDGER.

     The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust. Certificates evidencing the Shares shall be issued to Shareholders within a reasonable time after a written request for such certificate is received by the Trust. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, including requiring the Shareholder requesting such issuance to pay the reasonable expenses incurred in connection therewith, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent shall be conclusive as to who are the Shareholders and as to the number of Shares of the Trust held from time to time by each such Shareholder.


     No certificates for Shares shall be issued in place of any certificate alleged to have been lost, destroyed or wrongfully taken, except, if and to the extent required by the Board of Trustees, upon:

    (i) production of evidence of loss, destruction or wrongful taking;

    (ii) delivery of a bond indemnifying the Trust and its agents against any claim that may be made against it or them on account of the alleged loss, destruction or wrongful taking of the replaced certificate or the issuance of the new certificate;

    (iii) payment of the expenses of the Trust and its agents incurred in connection with the issuance of the new certificate; and

    (iv) compliance with such other reasonable requirements as may be imposed.



     SECTION 8.3 TRANSFERS OF SHARES. Except as otherwise provided herein, Shares shall be transferable on the records of the Trust upon presentment to the Trust or a transfer agent of such evidence of the payment of transfer taxes and compliance with other provisions of law as the Trust or its transfer agent may require.

     SECTION 8.4 SHAREHOLDERS' DISCLOSURES; REDEMPTION OF SHARES. The Shareholders shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of the Shares as the Board of Trustees deems necessary to comply with the provisions of the Code and the regulations thereunder or to comply with the requirements of any other taxing authority, including the provisions relating to qualification of the Trust as a REIT. If the Board of Trustees shall at any time be of the opinion that direct or indirect ownership of Shares of the Trust has or may become concentrated to an extent which would prevent the Trust from qualifying as a REIT under the Real Estate Investment Trust Provisions of the Code, and whether or not any Shares are or may become Excess Shares under Article XII, the Board of Trustees shall have the power by lot or other means deemed equitable by them to prevent the transfer of Shares of the Trust and/or call for redemption a number of such Shares sufficient in the opinion of the Board of Trustees to maintain or bring the direct or indirect ownership of Shares of the Trust into conformity with the requirements for REITs. The redemption price shall be (i) the last reported sale price of the Shares on the last business day prior to the redemption date on the principal national securities exchange on which the Shares are listed or admitted to trading, or (ii) if the Shares are not so listed or admitted to trading, the average of the highest bid and lowest asked prices on such last business day as reported by the National Quotation Bureau Incorporated, the NASDAQ National Quotation System or a similar organization selected by the Trust for such purpose, or (iii) if not determinable as aforesaid, as determined in good faith by the Board of Trustees. From and after the date fixed for redemption by the Board of Trustees, the holder of any Shares so called for redemption shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Shares, except for the right to payment of the redemption price fixed as aforesaid. For the purpose of this Section 8.4, the term "ownership" of Shares shall be determined as provided in Section 544 of the Code or any successor provision.

     SECTION 8.5 RIGHT TO REFUSE TO TRANSFER SHARES. Whenever it is deemed by them to be reasonably necessary to protect the tax status of the Trust, the Board of Trustees may require a statement or affidavit from each Shareholder or proposed transferee of Shares setting forth the number of Shares already owned by him and any related person specified in the form prescribed by the Board of Trustees for that purpose. If, in the opinion of the Board of Trustees, which shall be conclusive, any proposed transfer would jeopardize the status of the Trust as a REIT under the Real Estate Investment Trust Provisions of the Internal Revenue Code, whether or not any Shares are or may become Excess Shares under Article XII, the Trustees may refuse to permit such transfer. Any attempted transfer for which the Trustees have refused their permission shall be void and of no effect to transfer any legal or beneficial interest in the Shares. All contracts for the sale or other transfer of Shares shall be subject to this provision.

     SECTION 8.6 LEGAL OWNERSHIP OF ASSETS OF THE TRUST. The legal ownership of the assets of the Trust and the right to conduct the business of the Trust are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than beneficial interest in the Trust conferred by their Shares issued hereunder and they shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the assets of the Trust.

     SECTION 8.7 SHARES DEEMED PERSONAL PROPERTY. The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Declaration of Trust. The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever, whether against or in respect of other Shareholders, the Trustees or the assets of the Trust or otherwise.

     SECTION 8.8 SHAREHOLDERS RECORD DATE. In order that the Trust may determine the Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or to express consent to Trust action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Trustees may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting or other action. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Trustees may fix a new record date for the adjourned meeting.

     SECTION 8.9 DIVIDENDS. Subject to the provisions of this Declaration of Trust, the Board of Trustees may, out of funds legally available therefor, declare dividends, including deficiency dividends, if necessary, upon the Shares of the Trust as and when it deems expedient. Before declaring any dividends there may be set apart out of any funds of the Trust available for dividends, such sum or sums as the Board of Trustees, from time to time in its discretion, deems proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Trustees shall deem conducive to the interests of the Trust. The Board of Trustees may declare a consent dividend as long as the form of the actual and consent dividends for the taxable year do not constitute a preferential distribution.

     SECTION 8.10 DISTRIBUTION REINVESTMENT PLAN. The Trustees may adopt a distribution reinvestment plan on such terms and conditions as shall be set forth in the Prospectus, which plan may be amended from time to time by the Trustees, provided, however, that such plan shall, at a minimum, provide for the following:


     (a) All material information regarding the distribution to the Shareholder and the effect of reinvesting such distribution, including the tax consequences thereof, shall be provided to the Shareholder at least annually; and


     (b) Each Shareholder participating in the Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in subparagraph (a) above.

                          ARTICLE IX -- MISCELLANEOUS


     SECTION 9.1 SEAL. The trust seal shall be circular in form and shall contain the name of the Trust, the year of its creation and the words "TRUST SEAL MASSACHUSETTS." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

     SECTION 9.2 FISCAL YEAR. The fiscal year of the Trust shall be determined by resolution of the Board of Trustees.

     SECTION 9.3 CHECKS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer or officers, or agent or agents of the Trust, and in such manner, as shall be determined from time to time by resolution of the Board of Trustees.

     SECTION 9.4 NOTICE AND WAIVER OF NOTICE. Whenever any notice is required by this Declaration of Trust to be given, except as otherwise set forth herein, personal notice is not meant unless expressly stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the Trust, and such notice shall be deemed to have been given on the day of such mailing. Shareholders not entitled to vote shall not be entitled to receive notice of any meetings or solicitation of Shareholder consent without a meeting except as otherwise provided by statute.


     Whenever any notice is required to be given under the provisions of any law, or under the provisions of this Declaration of Trust, a waiver thereon in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed proper notice.


     SECTION 9.5 SUCCESSORS IN INTEREST. This Declaration of Trust shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees and legal representatives, and every Shareholder and his successors, assigns, heirs, distributees and legal representatives.

     SECTION 9.6 INSPECTION OF RECORDS. Inspection of books and records shall be permitted to the same extent as permitted under law applicable to shareholders of a corporation organized in the Commonwealth of Massachusetts, unless broader inspection rights have been granted to the Shareholders in
Article III, Section 3.5, in which event the Shareholders shall be entitled to such broader inspection rights.

     SECTION 9.7 SEVERABILITY. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     SECTION 9.8 APPLICABLE LAW. This Declaration has been executed, acknowledged and delivered by the Trustees with reference to the statutes and laws of the Commonwealth of Massachusetts, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to the statutes and laws of said Commonwealth of Massachusetts.


                        ARTICLE X -- DURATION, AMENDMENT
                           AND TERMINATION PROCEDURE


     SECTION 10.1 DURATION OF TRUST. Until the Trust terminates or is terminated as provided in Section 10.3 below, the Trust shall continue in such manner that the Trustees shall have all the powers and discretion, express and implied, conferred upon them by law or by this Declaration.

     SECTION 10.2 AMENDMENT PROCEDURE. This Declaration of Trust may be amended by a majority of the Trustees, including a majority of the Independent Trustees, with the approval of the holders of a majority of the outstanding Shares entitled to vote, except that the amendment of the provision regarding super-majority Shareholder approval of certain conversion ("roll-up") transactions requires the vote of the holders of eighty percent (80%) of the outstanding Shares. Notwithstanding the foregoing, a majority of the Trustees, including a majority of the Independent Trustees, are authorized to alter or repeal any provision of this Declaration of Trust, without the consent of the Shareholders, (i) to the minimum extent necessary, based on an opinion of counsel, to comply with the requirements of the provisions of the Internal Revenue Code applicable to REITS, the regulations issued thereunder, and any ruling on or interpretation of the Internal Revenue Code or the regulations thereunder, (ii) to delete or add any provision of this Declaration of Trust required to be so deleted or added by the staff of the Securities and Exchange Commission or a state "blue sky" commissioner or such similar official, which addition or deletion is deemed by such commissioner or official to be for the benefit or protection of Shareholders, or (iii) to clarify any ambiguities or correct any inconsistencies.

     SECTION 10.3 TERMINATION OF TRUST. (a) The Trust shall continue perpetually, unless earlier terminated at any time by the affirmative vote of holders of a majority of the outstanding Shares entitled to vote thereon and the affirmative vote of a majority of the Trustees. Upon the termination of the
Trust:


          (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

          (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining assets of the Trust to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees shall convert, to the extent possible, the remaining assets of the Trust to cash, and shall distribute such cash among the Shareholders according to their respective rights.

     (b) After termination of the Trust and distribution to the Shareholders as herein provided, the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the facts of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

                         ARTICLE XI -- EXCULPATION AND
                       INDEMNIFICATION AND OTHER MATTERS


     SECTION 11.1 LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS WHO ARE PERFORMING SERVICES ON BEHALF OF THE TRUST. The Trustees and officers, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and shall be deemed to be, acting as Trustees or officers of the Trust and not in their own individual capacities. No Trustee or officer shall, nor shall any Shareholders, be liable for any debt, claim, demand, judgment, decree, liability or obligation of any kind of, against or with respect to the Trust, arising out of any action taken or omitted for or on behalf of the Trust and the Trust shall be solely liable therefor and resort shall be had solely to the assets of the Trust for the payment or performance thereof. The Shareholders shall not be personally liable on account of any contractual obligation undertaken by the Trust. Each Shareholder shall be entitled to pro rata indemnity from the Trust estate if, contrary to the provision hereof, such Shareholder shall be held to any such personal liability. All contracts to which the Trust is a party shall include a provision that the Shareholders shall not be personally liable on such contract.

     SECTION 11.2 INDEMNIFICATION. (a) Subject to any limitations contained herein, the Trust shall indemnify and hold harmless the Trustees, the Advisor, and their Affiliates who are performing services on behalf of the Trust (all of the foregoing being referred to as "Indemnified Parties" and each being referred to as an "Indemnified Party") against any and all losses, claims, demands, costs, damages, liabilities, joint and several, expenses of any nature (including attorneys' fees and disbursements), and other amounts paid and reasonably incurred by them in connection with or by reason of any act performed or omitted to be performed by them in connection with the operation or business of the Trust, provided, that, (i) the Trustee or Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Trust, (ii) such liability or loss was not the result of negligence or misconduct on the part of the Indemnified Party and (iii) such indemnification or agreement to be held harmless is recoverable only out of the assets of the Trust and not from the Shareholders.


     The Trust shall not indemnify the Indemnified Parties for any liability imposed by judgment, and costs associated therewith, including attorneys' fees, arising from or out of a violation of state or federal securities laws. Notwithstanding anything to the contrary in the preceding paragraph, the Trust may indemnify the Indemnified Parties for settlements and related expenses of lawsuits alleging securities law violations, and for expenses incurred in successfully defending such lawsuits, only if: (a) a court either (i) approves the settlement and finds that indemnification of the settlement and related costs should be made, or (ii) approves indemnification of litigation costs if there has been a successful defense, or (b) there has been a dismissal with prejudice on the merits (without a settlement). Any person seeking indemnification shall apprise the court of the published position of the Securities and Exchange Commission, the Missouri Securities Division and the Tennessee Securities Division with respect to indemnification for securities law violations, before seeking court approval for indemnification.

     (b) The indemnification provided by the provisions of this Article XI shall continue for the period of time of service or for any matter arising out of the term of service as to an Indemnified Party and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (c) The Trust shall have the power to purchase and maintain insurance on behalf of any person who is or was an Indemnified Party who performs services on behalf of the Trust or is or was serving at the request of the Trust as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise in which the Trust has an interest against any liability asserted against him or it and incurred by him or it in any such capacity, or arising out of his or its status as such; provided, however, that the Trust shall not incur the cost of any liability insurance which insures an Indemnified Party who performs services on behalf of the Trust or is or was serving at the request of the Trust as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise in which the Trust has an interest against liability for which he or it could not be indemnified under this Article XI.

     (d) In the event a particular state holds a Shareholder personally liable for claims against the Trust (such as tort claims, contract claims where the underlying agreement does not specifically exclude Shareholder liability, claims for taxes and certain statutory liability), the Shareholder will, upon payment of any such liability, and in the absence of willful misconduct on his part, be entitled to reimbursement from the general assets of the Trust, to the extent such assets are sufficient to satisfy the claim.

     (e) The provision of advances from the Trust to the Indemnified Parties for legal expenses and other costs incurred as a result of a legal action is permissible only if the following three conditions are satisfied:

    (i) the legal action relates to the performance of duties or services by the Indemnified Party on behalf of the Trust;

    (ii) the legal action is initiated by a third party who is not a Shareholder; and

    (iii) the Indemnified Party undertakes to repay the advanced funds to the Trust in cases in which such Indemnified Party would not be entitled to indemnification hereunder.


     SECTION 11.3 RIGHT OF TRUSTEES AND OFFICERS TO OWN SHARES OR OTHER PROPERTY AND TO ENGAGE IN OTHER BUSINESS. Except as provided for in this Declaration Trust, any Trustee or officer may acquire, own, hold and dispose of Shares in the Trust, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee or officer. Subject to Article IV, Section 4.2(e), any Trustee or officer may have personal business interests and may engage in personal business activities, which interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of others, of interests in real property or Persons engaged in the real estate business, even if the same directly compete with the actual business being conducted by the Trust; provided such interests or activities do not have a material adverse effect on the business of the Trust. Subject to the provisions of Article IV, Section 4.8, any Trustee or officer may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee, or otherwise have a direct or indirect interest in any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, officer or otherwise hereunder and no such activities shall be deemed to conflict with his duties and powers as Trustee or officer. Notwithstanding anything to the contrary contained in this Section 11.3, Independent Trustees shall at all times limit their activities so that they at all times satisfy the definition of Independent Trustees as set forth in Article II, Section 2.1 hereof.


                         ARTICLE XII -- EXCESS SHARES


     SECTION 12.1 EXCESS SHARES. (a) If, at any time, a Person (as defined in (c) below only for purposes of this Article XII) shall be or become an Owner (as defined in (c) below) of Shares of the Trust in excess of 9.8% of the outstanding Shares entitled to vote (the "Limit"), those Shares of the Trust most recently acquired by such Person which are in excess of the Limit, including for this purpose Shares deemed owned through attribution, shall constitute "Excess Shares." Excess Shares shall have the following characteristics:

          (i) holders of Excess Shares shall not be entitled to exercise any voting rights with respect to such Excess Shares;

          (ii) Excess Shares shall not be deemed to be outstanding for the purpose of determining a quorum at the annual meeting or any special meeting of Shareholders or for determining the number of outstanding Shares for purposes of determining a "majority of the outstanding Shares" in connection with a Shareholders' vote without a meeting;

          (iii) any dividends or other distributions with respect to Excess Shares which would have been payable in respect of Shares had they not constituted "Excess Shares" shall be accumulated by the Trust and deposited in a savings account in a New York bank (which may be the Trust's dividend disbursing agent) for the benefit of, and be payable to, the holder or holders of such Shares at such time as such Excess Shares shall cease to be Excess Shares; and

          (iv) Excess Shares shall be deemed to have been offered for sale to the Trust or its designee at their fair market value for a period of one hundred twenty (120) days from the date of (A) the transfer of Shares which made the Shares Excess Shares if the Trust has actual knowledge that such transfer creates Excess Shares or (B) if such transfer is not actually known to the Trust, the determination by the Trustees in good faith by resolution duly adopted that a transfer creating Excess Shares has taken place (the "Offer Period"). Fair market value shall be determined as of the date of (A) or (B) above, and shall be the price as determined in good faith by the Trustees, provided, however, (1) if the Shares are listed on a national stock exchange, the fair market value shall be the closing price on that national stock exchange, or (2) if the Shares are not listed on a national stock exchange but publicly quoted on the National Quotation Bureau Incorporated's "pink sheets" or the NASDAQ National Quotation System, then the fair market value shall be the closing bid price on the applicable system.


     The Trust may accept the deemed offer for Excess Shares by mailing by registered mail (return receipt requested) a written notice to the record holder of Excess Shares at the address appearing on the Trust's stock transfer records stating the Trust's acceptance of the offer within the Offer Period. Payment for Excess Shares shall be made by the Trust by check, subject to collection, within 30 days after acknowledgment of receipt of the above-described notice. After notice has been sent, Excess Shares shall have no further rights beyond the right to receive payment pursuant to this Paragraph.


     (b) Each Person who becomes the Owner of Excess Shares is obliged immediately to give or cause to be given written notice thereof to the Trust and to give to the Trust such other information as the Trust may reasonably require of such Person (i) with respect to identifying all Owners and amount of Ownership of its outstanding Shares held directly or by attribution by such Person, and (ii) such other information as may be necessary to determine the Trust's status under the Code.

     (c) For the purpose of determination to be made under this Article,

          (i) A Person shall be considered to "Own," be the "Owner" or have "Ownership" of Shares if he is treated as owner of such Shares for purposes of part 11, subchapter M of the Code, including the attribution of ownership provisions of Sections 542 and 544 of the Code, or if such Person would have beneficial ownership of such Shares as defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Act") (all as in effect on the date of the formation of the Trust);

          (ii) "Person" includes an individual, corporation, partnership, estate, trust, association, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Act (as in effect on the date of the formation of the Trust); and

          (iii) In the case of an ambiguity in the application of any of the provisions of (i) and (ii) above, the Trustees shall have the power to determine for the purposes of this Article XII on the basis of information known to them (A) whether any person owns Shares, (B) whether any two or more individuals, corporations, partnerships, estates, trusts, associations or joint stock companies or other entities constitute a Person, and (C) whether any of the entities of (B) above constitute a group.

     (d) If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected.

     (e) Nothing contained in this Article XII shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a REIT under the Code, including, without limitation, those provided in Sections 8.4 and 8.5 of Article VIII.

     (f) All references in this Declaration of Trust to the vote of Shares shall be deemed to include all Shares other than Excess Shares.

     (g) Excess Shares shall be deemed to be of a class separate from the class of Shares of beneficial interest provided in Article VII, Section 7.1 hereof, and upon any such Share of beneficial interest becoming an Excess Share, it shall be deemed to have been automatically converted into a Share of such class of Excess Shares; and upon a share ceasing to be held by a person in whose hands it is no longer deemed to be an Excess Share, such share shall be deemed to have been automatically converted into a share of class of Shares of beneficial interest described in Article VII, Section 7.1 hereof.


                    ARTICLE XIII -- CONVERSION TRANSACTIONS


     SECTION 13.1 APPROVAL OF CONVERSION TRANSACTIONS. Notwithstanding any provision to the contrary in this Declaration of Trust, and subject to the restrictions on Roll-Ups described in Article XIV, Section 14.3 below, the approval of the holders of eighty percent (80%) of the Shares and the unanimous approval of the Independent Trustees shall be required for any exchange offer, merger, consolidation or similar transaction involving the Trust in which the Shareholders receive securities in a surviving entity having substantially longer duration, materially different investment objectives and policies, or a management compensation structure that is anticipated to provide significantly greater management compensation, from that described in the Consent Statement, except for any such transaction affected because of changes in applicable law, or to preserve tax advantages for a majority in interest of the Shareholders.


                            ARTICLE XIV -- ROLL-UPS


     SECTION 14.1 APPRAISALS. An appraisal of all the Trust's assets shall be obtained from a competent Independent Expert in connection with a proposed Roll-Up.


     If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering of the Roll-Up Entity's Shares. The issuer of the Roll-Up Entity's Shares shall be subject to liability for violation of Section 11 of the Securities Act of 1933 and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.

     The Trust's assets shall be appraised on a consistent basis. The appraisal shall:

     (a) be based on an evaluation of all relevant information;

     (b) indicate the value of the Trust's assets as of a date immediately prior to the announcement of the proposed Roll-Up; and

     (c) assume an orderly liquidation of the Trust's assets over a 12-month period.

     The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Trust and its Shareholders. A summary of the appraisal shall be included in a report to the Shareholders in connection with the proposed Roll-Up.


     SECTION 14.2 SHAREHOLDER OPTIONS. The person sponsoring the Roll-Up shall offer to Shareholders who vote "no" on the proposed Roll-Up the choice of:


     (a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

     (b) one of the following choices:

          (i) remaining as Shareholders of the Trust and preserving their interests therein on the same terms and conditions as existed previously; or


          (ii) receiving cash in an amount equal to the Shareholders' pro rata share of the appraised value of the Net Assets of the Trust.

     SECTION 14.3 RESTRICTIONS. The Trust shall not participate in any proposed Roll-Up which would:


     (a) result in Shareholders having voting rights that are less than those provided in this Declaration of Trust;


     (b) result in the Shareholders having rights to receive reports that are less than those provided in Article VII, Section 7.10 hereof;


     (c) include provisions which would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);

     (d) limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of the Trust's Shares held by that investor;


     (e) result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in Article III, Section 3.5 hereof; or


     (f) place the cost of the transaction on the Trust if the Roll-Up is not approved by the Shareholders; provided, however, that nothing shall be construed to prevent participation in any proposed Roll-Up which would result in Shareholders having rights and restrictions comparable to those contained herein.

     IN WITNESS WHEREOF, the undersigned Trustees of AMERICAN MORTGAGE INVESTORS TRUST, have signed this Second Amended and Restated Declaration of Trust as Trustees as of the date first above written.


                                             ----------------------------------
                                             Peter T. Allen


                                             ----------------------------------
                                             Arthur P. Fisch


                                             ----------------------------------
                                             J. Michael Fried

                                                                        ANNEX D

                       AMERICAN MORTGAGE INVESTORS TRUST
                          INCENTIVE SHARE OPTION PLAN

1.  Purpose

    The purpose of this plan (the "Plan") is to permit American Mortgage Investors Trust, a Massachusetts business trust (the "Company") and its subsidiaries and its advisor, Related AMI Associates, Inc., and any successor advisor (the "Advisor") to attract and retain qualified persons as trustees, officers and employees and to incentives and more closely align the financial interests of the Advisor with the interests of the Company's shareholders by providing the Advisor with a substantial financial interest in the Company's success.

    Reference is made to the consent solicitation statement (the "Consent Statement") dated February 11, 1999, with respect to proposals to make certain amendments to the Company's Declaration of Trust and to adopt the Plan as set forth therein. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Consent Statement.

2.  Types of Plan Benefits and Administration

    (a) Types of Awards. Under the Plan, the Company may in its sole discretion (subject to the terms of the Company's Second Amended and Restated Declaration of Trust, as amended from time to time), grant with respect to the Company's shares of beneficial interest, par value $.10 per share ("Shares") options ("Options") to the trustees, officers, and employees of the Company or any of its subsidiaries (a "Subsidiary") and officers and employees of the Advisor (the "Participants"), as authorized by action of the Board of Trustees of the Company (or a committee designated by the Board of Trustees). As used in the Plan, an "Award" shall mean an Option and an "Award Owner" shall mean the owner of an Option. Options granted pursuant to the Plan to Participants who are employees of the Company (or a Subsidiary) may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options ("Non-Statutory Stock Options"), which are not intended to or do not meet the requirements of Code Section 422. Options granted to Participants who are not employees of the Company or a Subsidiary shall be only Non-Statutory Stock Options.

    (b) Administration. The Plan will be administered by a committee of the Board of Trustees of the Company which shall be comprised solely of two or more independent trustees and, if required for compliance with Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), each of whom is a "non-employee trustee" and, if required for compliance with Section 162(m) of the Code, each of whom is an "outside director" within the meaning of such section (the "Committee"). For purposes of the Plan, a person shall be deemed to be a "non-employee trustee" only if such person would qualify as a "non-employee director" within the meaning of Rule 16b-3 of the Securities and Exchange Commission (the "SEC"). The Committee's construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Subject to Section 6(a), the Committee may in its sole discretion grant Options to purchase Shares to Participants and authorize the issuance of Shares upon exercise of such Options, as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective Award and Award Agreements (as hereinafter defined) and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award Agreements, which need not be identical; to advance the lapse of any waiting or installment periods and exercise dates and to make all other determinations in the sole judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and such determination shall be in the sole and final judgement of the Committee. No trustee, including any trustee who is a Committee member, shall be liable for any action or determination taken or made under or with respect to the Plan or any Award in good faith.

3.  Eligibility

    (a) Generally. Except as provided in paragraph (b) of this Section 3 and
    Section 6(a) hereof, Awards shall be granted only to the Participants selected by the Committee who are, at the time of grant, trustees, officers or employees of the Company or a Subsidiary or officers or employees of the Advisor. A Participant who has been granted an Award may, if he or she is otherwise eligible, be granted one or more additional Awards if the Committee shall so determine.

    (b) Incentive Stock Options. No person shall be granted any Incentive Stock Option under the Plan unless, at the time such Option is granted, such person is an employee of the Company or any Subsidiary, and such person does not own, directly or indirectly, Shares of the Company possessing more than 10% of the total combined voting power of all classes of equity securities of the Company or of any Subsidiary (unless the requirements of Section 6(g)(i) are satisfied).

4.  Shares Subject to Plan

    Subject to adjustment as provided in Sections 13 and 14 below, the maximum number of Shares that may be issued and sold pursuant to Options granted under the Plan is ten (10%) percent of the number of Shares issued and outstanding on the date the Proposals are approved.

    The Company shall reserve for issuance, for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined, from time to time, by the Committee. If Options granted under the Plan shall expire or terminate for any reason without having been exercised in full, the Shares subject to the unexercised portions of such Options shall again be available for subsequent Award grants under the Plan. Shares issuable upon exercise of Options shall be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Committee.

5.  Form of Award Agreements

    As a condition to the grant of an Option under the Plan, each recipient of an Option shall execute an Award agreement ("Award Agreement"), substantially in the form authorized by the Board of Trustees of the Company or in such other form not inconsistent with the Plan as shall be specified by the Committee at the time such Option is granted.

6.  Discretionary Grants of Awards to Participants

    (a) Initial Restriction on Grant. The Compensation Committee may not grant any options until six months after the Shares have been listed on the American Stock Exchange.

    (b) Share Limitation. Subject to the limitation set forth in Section 4, if the Company's distributions per Share from cash available for distributions ("CAD") in the immediately preceding calendar year exceed $1.45 per Share, the Committee shall have the authority to issue Options to purchase, in the aggregate, that number of Shares which is equal to three (3%) percent of the Shares outstanding as of December 31 of the immediately preceding calendar year. If the Committee does not grant the maximum number of Options in any year, the excess of the number of authorized Options which the Committee could have granted over the number of Options actually granted in such year will be added to the number of Options which the Committee is authorized to grant in the next succeeding year and will be available for grant to Participants by the Committee in such succeeding year. "CAD" shall mean cash available for distribution, which shall consist of the Company's net income (as determined pursuant to GAAP) adjusted for certain non-cash charges (as determined pursuant to
    GAAP). Proceeds from borrowings will not be included in the calculation of CAD.

    (c) Purchase Price. The purchase price per Share issuable upon the exercise of an Option granted pursuant to this Section 6 shall be the Fair Value
    (as defined in Section 16 hereof) on the date that such Option is granted. Notwithstanding anything to the contrary contained herein, in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Value of such stock at the date of grant of such Option, nor less than 110% of the Fair Value in the case of Options described in
    Section 6(g)(i).

    (d) Exercise Period. Each discretionary Award to a Participant shall expire on such date as the Committee shall determine, but in no event after the expiration of ten (10) years from the date on which such Award is granted, and in all cases each Award shall be subject to earlier termination as provided in the Plan or in any Award Agreement.

    (e) Vesting of Awards. An Award granted to a Participant may be exercised, and payment shall be made upon exercise of such Award, only to the extent that such Award has vested. Awards shall vest in accordance with the schedule or terms set forth in the Award Agreement executed by the Award Owner and a duly authorized Trustee or officer of the Company. The Committee may accelerate the vesting of any Option granted pursuant to this Section 6.

    (f) Effect of Termination of Service. Upon termination of service of a Participant, all Awards to such Participant to the extent not vested shall be forfeited. No Award may be exercised unless, at the time of such exercise, the Participant is, and continuously since the date of grant of his or her Award has been, engaged by the Company, a Subsidiary or the Advisor, as the case may be, except that if and to the extent the Award agreement or instrument so provides:

      (i) if the Participant ceases to be engaged by the Company, a Subsidiary or the Advisor, as the case may be, for any reason other than death or disability or a discharge for "cause" (as defined in (iv) below), the right to exercise the Award, to the extent vested, shall terminate three (3) months after such cessation (or within such other period as may be specified in the Award Agreement or instrument);

      (ii) if the Participant dies while engaged by the Company or Subsidiary or the Advisor or within three (3) months after the Participant ceases to be so engaged, the Awards may be exercised by the administrator of the Participant's estate, or by the person to whom the Options are transferred by will or the laws of descent and distribution, to the extent vested, within the period of one (1) year after the date of death (or within such other period as may be specified in the Award Agreement or instrument);

      (iii) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code) while engaged by the Company or Subsidiary or the Advisor, the Awards may be exercised, to the extent vested, within the period of one (1) year after the date the Participant ceases to be engaged by the Company or Subsidiary or the Advisor because of such disability, or within such other period as may be specified in the Award Agreement; and

      (iv) if the Participant, prior to the expiration date of an Award ceases his or her services with the Company or Subsidiary or the Advisor, as the case may be, because he or she is discharged for "cause" (as defined below), the right to exercise an Option shall terminate immediately upon such cessation of such services. "Cause" shall mean: willful misconduct in connection with the Participant's performance of services for the Company or Subsidiary or the Advisor willful failure to perform his or her services in the best interest of the Company or Subsidiary or the Advisor, as the case may be, as determined by the Committee, which determination shall be conclusive; provided, however, that in no event may any Award be exercised after the expiration date of the Award. Any Award or portion thereof that is not exercised during the applicable time period specified above (or any shorter period specified in the Award Agreement or instrument) shall be deemed terminated at the end of the applicable time period for purposes of Section 4 hereof.

    (h) Incentive Stock Options. Options granted under the Plan that are intended to be Incentive Stock Options shall be specifically designated as intending to be Incentive Stock Options and shall be subject to the following additional terms and conditions:

      (i) 10% Shareholder. If any Participant to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such Option, the owner of equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company or any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual: (x) the exercise price per Share subject to such Incentive Stock Option shall not be less than 110% of the Fair Value (as defined in Section 16) of one Share at the time of grant; and (y) the option exercise period shall not exceed five years from the date of grant.

      (ii) Dollar Limitation. Shares of the Company that are acquired pursuant to the exercise of an Incentive Stock Option granted to a Participant under the Plan shall be deemed to be acquired pursuant to the exercise of an Incentive Stock Option under Code Section 422, only to the extent that the aggregate Fair Value (determined as of the respective date or dates of grant) of the Shares with respect to which such Incentive Stock Option, and all other Incentive Stock Options that are granted to such Participant under the Plan (and under any other incentive stock option plans of the Company or any Subsidiary), are exercisable for the first time by such Participant in any one calendar year, does not exceed $100,000. To effectuate the provisions of this Section 6(g), the Committee may designate the Shares that are treated as acquired pursuant to the exercise of an Incentive Stock Option by issuing a separate certificate for such Shares and identifying such certificates as Incentive Stock Option stock in its stock transfer records.

      (iii) If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

      Except as modified by the preceding provisions of this Section 6(g), all the provisions of the Plan applicable to Options shall be applicable to Incentive Stock Options granted hereunder.

7.  Method of Exercise

    An Award Owner may exercise an Option granted pursuant to the Plan by delivering to the Company at its main office written notice of exercise, which notice shall specify the number of Shares with respect to which the Option is being exercised, together with payment of the purchase price in exchange for the Company's issuance and delivery of certificates therefor. The purchase price for any Shares pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash (by check), (ii) transferring fully paid Shares to the Company with a Fair Value equal to the aggregate purchase price, or (iii) by cash payments in installments or pursuant to a full recourse promissory note, in either case, upon such terms as the Committee deems appropriate. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The written notice pursuant to this
    Section 7 may also provide instructions to the Company that upon receipt of the purchase price in cash from the Award Owner's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Award Owner shall deliver the related Award Agreement to the designated representative of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Award Owner. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

8.  Transferability of Awards

    No Award granted under the Plan shall be assignable or transferable by the Participant to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the Participant, the Award shall be exercisable only by or on behalf of such person. Notwithstanding the foregoing and provided the Award Owner receives no consideration, the Committee may permit Awards (other than Incentive Stock Options) to be transferable to a member of the Award Owner's "immediate family," a trust established by an Award Owner for the benefit of one or more members of such Award Owner's

    "immediate family" or a partnership in which such "immediate family" members are the only partners. The term "immediate family" shall have the meaning of such term in Rule 16a-1 of the SEC.


9.  General Restrictions


    (a) Award Owner Representations. The Company may require a person to whom an Award is granted, as a condition of exercising such Award, to:


      (i) give such written assurances, in substance and form satisfactory to the Company, as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, including, without limitation, that such person is acquiring the Share subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same; and


      (ii) grant to the Company the right, which shall be for a price equal to the Fair Value for such Shares and upon such other terms as the Committee, in its sole discretion, prescribes, to repurchase from the Award Owner any or all Shares acquired by such Award Owner through the exercise of an Award which such Award Owner may at any time desire to sell, transfer or otherwise dispose of.


    Certificates representing Shares issued upon exercise of the Award shall bear such legends as are deemed appropriate by legal counsel to the Company, unless the Award Owner provides a written opinion of legal counsel, satisfactory to the Company, that any such legend is not required.


    (b) Compliance With Securities Laws.


      (i) Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of such Award or the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with the grant or exercise of such Award or the issuance or purchase of Shares thereunder, such Award shall not be effective or may not be accepted or exercised in whole or in part (as applicable) unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval.


      (ii) The Company shall provide each Award Owner with such information, statements, discussions and analyses with respect to the Company in such manner and at such times as may be required under state or federal securities laws.


10. Rights as a Shareholder


    The Award Owner shall have no rights as a shareholder with respect to any Shares covered by the Award until the date upon which the share certificates are issued to him or her for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other distributions or rights for which the record date is prior to the date on which such share certificate is issued.


11. Recapitalization


    In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment. No such adjustment shall be made with respect to an Incentive Stock Option that would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.


12. Reorganization


     In the event that:


      (i) the Company is merged or consolidated with another entity or person other than an Affiliate, and the Company is not a surviving entity, or


      (ii) all or substantially all of the assets or more than 20% of the outstanding equity securities of the Company entitled to vote for trustees is acquired by any other entity or person other than an Affiliate or an entity or person or any Affiliate thereof owning 5% or more of the outstanding voting stock of the Company or


      (iii) there is a reorganization or liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding Awards, either (x) in the case of a merger, consolidation or reorganization of the Company, make appropriate provision for the protection of any such outstanding Awards by the substitution on an equivalent basis of appropriate shares or other securities of the Company, or of the merged, consolidated or otherwise reorganized corporation that will be issuable in respect of the Shares (provided that no additional benefits shall be conferred upon Award Owners as a result of such substitution), or (y) upon written notice to the Award Owners, provide that all unexercised Awards must be exercised within a specified number of days of the date of such notice or the unexercised Awards will be terminated, or (z) upon written notice to the Award Owners, provide that all unexercised Awards shall be purchased by the Company or its successor within a specified number of days of the date of such notice at a price equal to the value the Award Owners would have received if they then exercised all their Awards and immediately received full payment in respect of such exercise, as determined in good faith by the Committee.

    Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event of a reorganization or other event described above which is also intended to constitute a Pooling Transaction (as defined herein), the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment or settlement with respect to any Option, (ii) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing and (iii) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option. For purposes of this Plan, "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

13. No Special Rights

    Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Award Owner any right with respect to the continuation of his or her service with the Company or Subsidiary or Advisor, or interfere in any way with the right of the Company, (or any Subsidiary), or the Advisor, as the case may be, subject to the terms of any separate agreement to the contrary, at any time to terminate such service or to increase or decrease the compensation of the Award Owner from the Rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of services for purposes of this Plan shall be determined by the Committee.

14. No Special Trustee Rights

    Nothing contained in the Plan or in any Award granted under the Plan shall constitute evidence of any agreement or understanding, express or implied, that a trustee has a right to continue as a trustee for any period of time.

15. Other Employee Benefits

    The amount of any income deemed to be received by an Award Owner as a result of the exercise of an Award or the sale of Shares received upon such exercise will not constitute "compensation" or "earnings" with respect to which any other benefits of such person are determined by the Company, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

16. Definitions

    (a) Affiliate. The term "Affiliate" shall mean a corporation or other entity or person which, at the time of reference, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

    (b) Fair Value. The term "Fair Value" of a Share shall mean (i) if the Shares are traded on a national securities exchange, the closing price for such Shares on the day immediately preceding the date of determination or if there is no closing price on such date, the last preceding closing price, (ii) if the Shares are not traded on a national securities exchange, the mean of the high bid and ask quotes of such Shares as reported in the NASDAQ/NMS reports or the National Quotation Bureau Inc.'s pink sheets or in the NASD Bulletin Board on the day immediately preceding the date of determination or if there were no high bid and ask quotes on such date, the last preceding day that there were, and (iii) if neither
    (i) or (ii) are applicable, as determined in good faith by the Committee.

    (c) Rule 16b-3. The term "Rule 16b-3" shall mean Rule 16b-3 of the SEC (or any successor rule).

    (d) Subsidiary. The term "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

17. Amendment of the Plan

    (a) The Board of Trustees may at any time and from time to time modify or amend the Plan in any respect, provided that, the Board of Trustees shall not modify or amend the Plan without the approval of the shareholders of the Company if such approval were required or desired for compliance with (i) an exemption afforded by Rule 16b-3 or
    (ii) Section 422 of the Code. The termination or any modification or amendment of the Plan shall not, without the consent of an Award Owner, affect his or her rights under an Award previously granted to him or her. With the consent of the Award Owners affected, the Committee may amend outstanding Award agreements in a manner not inconsistent with the Plan.

    (b) Notwithstanding the provisions of Section 17(a), the Board of Trustees shall have the right, but not the obligation, without the consent of the Company's shareholders, to (i) amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise), as may be afforded incentive stock options under Section 422 of the Code; and (ii) amend or modify the terms and provisions of the Plan and of any outstanding Award granted under the Plan to the extent necessary to comply with any securities law to which, in the opinion of counsel to the Company, the Plan or Award is subject.

18. Withholding

    At such times as an Award Owner recognizes taxable income in connection with the receipt of Shares hereunder (a "Taxable Event"), the Award Owner shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Committee may, in its discretion and subject to compliance with applicable securities laws and regulations, withhold Shares having an aggregate Fair Value on the date preceding the date of such issuance equal to the Withholding Taxes.

19. Effective Date and Duration of the Plan

    (a) Effective Date. The Plan shall become effective when adopted by the Board of Trustees, but no award granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders within twelve months before or after the date of such adoption. If such shareholder approval is not obtained within such period, any Award previously granted under the Plan shall terminate and no further Awards shall be granted. Subject to this limitation, Awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

    (b) Termination. The Plan shall terminate upon the earlier of (i)       ,
    2007, or (ii) the date on which all Shares available for issuance under the Plan shall have been issued pursuant to the exercise of Awards granted under the Plan. If the date of termination is determined under (i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

20. Governing Law

    The Plan and all Award agreements issued hereunder shall be governed by the laws of the State of Massachusetts.

21. Expenses of Administration

    All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

                       AMERICAN MORTGAGE INVESTORS TRUST
                                  CONSENT FORM









     This Consent Form is being solicited by the Board of Trustees of American Mortgage Investors Trust, a Massachusetts business trust (the "Company").


     The Board of Trustees requests that the Company's shareholders take the action indicated below with respect to the proposals listed below (all as further described in the Company's Consent Statement, dated February 11, 1999). Please mark one of the choices to take action with respect to each proposal.


ALTHOUGH SHAREHOLDERS MAY GRANT OR WITHHOLD CONSENT WITH RESPECT TO EACH INDIVIDUAL PROPOSAL, NONE OF THE PROPOSALS WILL BE IMPLEMENTED UNLESS ALL OF THE PROPOSALS ARE APPROVED BY THE SHAREHOLDERS.


ALL PROPOSALS


               YOU MAY CONSENT TO ALL PROPOSALS BY MARKING HERE:


         CONSENT: _____     REFUSE TO CONSENT: _____     ABSTAIN: _____

INDIVIDUAL PROPOSALS


I. To authorize an amendment to the Company's Amended and Restated Declaration of Trust (the "Declaration of Trust") that would authorize the Company's Board of Trustees to immediately list the Company's Shares for trading on the American Stock Exchange.


         CONSENT: _____     REFUSE TO CONSENT: _____     ABSTAIN: _____

II. To authorize an amendment to the Company's Declaration that would clarify an ambiguity in the Declaration of Trust so as to confirm the Board of Trustees' authority to issue various types of debt and equity securities in addition to additional shares of beneficial interest which the Board of Trusees is currently authorized to issue.


         CONSENT: _____     REFUSE TO CONSENT: _____     ABSTAIN: _____

III. To authorize an amendment to the Declaration of Trust that would authorize the Company's Board of Trustees to incur permanent debt up to an amount equal to 50% of the Company's Total Market Value (as defined in the Consent Statement) measured at the time debt is incurred and to incur additional debt under working capital line(s) of credit.


         CONSENT: _____     REFUSE TO CONSENT: _____     ABSTAIN: _____

IV. To authorize an amendment to the Declaration of Trust that would authorize the Company's Board of Trustees to reinvest proceeds from repayments and dispositions of the Company's assets.


         CONSENT: _____     REFUSE TO CONSENT: _____     ABSTAIN: _____

V. To authorize an amendment to the Declaration of Trust that would change the Company from a finite-life, closed-ended REIT to an open-ended infinite-life REIT.

         CONSENT: _____     REFUSE TO CONSENT: _____     ABSTAIN: _____

VI. To authorize an amendment to the Declaration of Trust that would change the Company's investment policy to allow the Company (either directly or through one or more subsidiaries)

      (i) to originate, securitize and acquire government insured mortgage loans, and to acquire other investments of types already authorized by the Company's current investment policy which investments will compromise approximately 40% of the Company's new investments, and

      (ii) acquire and originate certain additional mortgage investments which the Company was not permitted to acquire or originate under its current investment policy, which include commercial mortgage backed securities and mortgage derivatives, and to originate, securitize and acquire uninsured mortgage loans, which investments, will comprise no more than 60% of the Company's new investments.

      Mortgage loans that are originated with the intent of later securitizing such loans will be accumulated without limit and will be categorized under either clause (i) or (ii), as appropiate, when securitized.


         CONSENT: _____     REFUSE TO CONSENT: _____     ABSTAIN: _____

VII. To authorize an amendment to the Declaration of Trust that would require the consent of both a majority of the Board of Trustees and the holders of a majority of the Shares to terminate the Company.


         CONSENT: _____     REFUSE TO CONSENT: _____     ABSTAIN: _____

VIII. To authorize various conforming amendments to the Declaration of Trust to reflect the Company's new investment policy and other items discussed in the Consent Statement.


         CONSENT: _____     REFUSE TO CONSENT: _____     ABSTAIN: _____

IX.   To adopt an incentive share option plan.


         CONSENT: _____     REFUSE TO CONSENT: _____     ABSTAIN: _____

THE ACTION TAKEN PURSUANT TO THIS CONSENT FORM WILL APPLY TO ALL SHARES HELD BY YOU. IF YOU DO NOT RETURN YOUR CONSENT FORM, YOU WILL BE DEEMED TO HAVE NOT CONSENTED TO THE PROPOSALS. IF THE CONSENT FORM IS COMPLETED AND RETURNED, BUT ALL OR SOME OF THE LINES ABOVE ARE NOT MARKED, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

TO APPROVE THE PROPOSALS, PLEASE SIGN, DATE AND MAIL THIS CONSENT FORM TO THE ADDRESS SET FORTH BELOW.


     Please return this Consent Form by April 12, 1999 in the postage paid addressed envelope included with this mailing. If for any reason you do not have an envelope, kindly send this card to the Company at c/o Related Capital Company, Attention: Brenda Abuaf, 625 Madison Avenue, New York, New York 10022 or by facsimile at (212-593-5794). If you have any questions please contact Brenda Abuaf at 1-800-600-6422, ext. 2090.


     Signature instructions: For joint accounts, all joint owners should sign. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership's name by authorized person.


          Signature (Title, if any)
                                   ------------------------------------------
          Signature (if jointly held)
                                    -----------------------------------------
          Print name of Shareholder
                                    -----------------------------------------
          Date
              ------------------------------------------------------
                (Very Important--Please write date of signature)